                       Supplement dated February 15, 2002
                      to Prospectus dated May 1, 2001, and
            to Statement of Additional Information dated May 1, 2001
                                       for
                       JEFFERSON PILOT VARIABLE FUND, INC.

This supplement, which relates to the JPVF Capital Growth Portfolio, updates certain information contained in the prospectus and Statement of Additional Information (SAI) and, to the extent inconsistent, it supersedes it. The changes described herein were approved by the Board of Directors for the Jefferson Pilot Variable Fund, Inc. (the "Fund") at an in-person meeting held on February 7, 2002.

The investment adviser to the Fund is Jefferson Pilot Investment Advisory Corporation ("Jefferson Pilot Investment Advisory"). Jefferson Pilot Investment Advisory is responsible for the overall management and supervision of each Portfolio and for providing certain administrative services to the Fund. The cost of the services provided by Jefferson Pilot Investment Advisory is paid by the Fund monthly at an annual rate based on a percentage of the average daily net asset value of the Capital Growth Portfolio. The current rate charged by Jefferson Pilot Investment Advisory to the Fund is as follows:

               Average Daily Net Assets      Investment Advisory Fee
               ------------------------      -----------------------
                 First $200 Million                  1.00%
                 Next $1.1 Billion                   0.95%
                 Over $1.3 Billion                   0.90%

Effective March 1, 2002, Jefferson Pilot Investment Advisory has decided to reduce its fee for the Capital Growth Portfolio. As of that date, the rates for the Capital Growth Portfolio as stated in the fee table on page 36 of the prospectus shall be deleted and replaced by the following:

               Average Daily Net Assets      Investment Advisory Fee
               ------------------------      -----------------------
                 First $100 Million                  0.85%
                 Next $400 Million                   0.80%
                 Over $500 Million                   0.75%

Janus Capital Corporation ("Janus") serves as Subadviser to the Capital Growth Portfolio. As Subadviser, Janus has day-to-day responsibility for making decisions to buy, sell or hold any particular security, subject to review by the Fund's Board of Directors and Jefferson Pilot Investment Advisory. Jefferson Pilot Investment Advisory is solely responsible for providing compensation to Janus for providing investment management services. Effective March 1, 2002, Janus has agreed to reduce its rate by an amount that corresponds with the Jefferson Pilot Investment Advisory rate reduction. As of that date, the rates for the Capital Growth Portfolio as stated in the fee table on page S-33 of the SAI shall be deleted and replaced by the following: 0.55% for the first $100 Million of average daily net asset value, 0.50% for the next $400 Million, and 0.45% over $500 Million.

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                               FROM THE PRESIDENT
-------------------------------------------------------------------------------

[PHOTO OF]        Dear Policyowner:
RONALD R.
ANGARELLA]
                  The tragic events of September 11 caused all of us to reflect on our values and reconsider our goals and priorities. On a much different level, the market conditions last year also caused many of us to revisit our investment objectives and financial strategies. The sense of euphoria that resulted from the bull market of the '90s was sobered by a second consecutive year of down markets, the first back-to-back declines in 27 years. Specifically, last year the Dow Jones Industrial Average fell 5.44%, the S&P 500 Index declined 11.89% and the NASDAQ composite lost 20.82%. Performance overseas mirrored domestic results as the Dow Jones World Stock Index fell 16.68%.

In the face of these negative returns, savvy investors remembered their original objective - to benefit from long-term participation in the equity markets through a balanced allocation of assets. Despite the recent down turn, investors practicing this discipline have been rewarded with above average returns. Over the 10-year period from 1992 to 2001, the Dow Jones Industrial Index returned 14.5% while the S&P 500 delivered 12.8% average annual returns.

Within the Jefferson Pilot Variable Fund, we offer a wide selection of investment options to support your long-term planning needs. Our Portfolios cover all the major asset classes, from growth to value, small to large capitalization, international equity and fixed income. While the overall performance of our Portfolios generally was consistent with their benchmarks, the benefit of choice is reflected in our top-performing Portfolio last year. The JPVF Small-Cap Value Portfolio managed by Dalton, Greiner, Hartman, Maher & Co. since May 2001 ended the year with a 10.7% annualized return.

When you purchased a variable life or variable annuity product from Jefferson Pilot Financial, you selected a flexible long-term planning instrument. Once again our portfolio offerings are under annual review as we continue to strive to provide a host of quality investment options to meet your planning needs. I thank you for your confidence in Jefferson Pilot Financial.

Sincerely,

/s/ Ronald R. Angarella
-----------------------

Ronald R. Angarella
President, Jefferson Pilot Variable Fund, Inc.

THE JEFFERSON PILOT VARIABLE FUND INVESTMENT OPTIONS OFFERED TO POLICYHOLDERS WILL VARY BASED ON THE VARIABLE INSURANCE OR VARIABLE ANNUITY CONTRACT PURCHASED. PLEASE CONSULT YOUR PRODUCT PROSPECTUS FOR A FULL LISTING OF AVAILABLE INVESTMENT OPTIONS.

-----------------------------------------------------------------------------  1

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                                     INDEX

-------------------------------------------------------------------------------

                                                                       PAGE
Portfolio Profiles

     Growth Portfolio                                                    4

     Emerging Growth Portfolio                                          10

     Mid-Cap Growth Portfolio                                           18

     Capital Growth Portfolio                                           24

     Global Hard Assets Portfolio                                       28

     Small Company Portfolio                                            32

     Mid-Cap Value Portfolio                                            38

     S&P 500 Index Portfolio                                            44

     Small-Cap Value                                                    54

     Value Portfolio                                                    60

     International Equity Portfolio                                     66

     World Growth Stock Portfolio                                       70

     Balanced Portfolio                                                 76

     High Yield Bond Portfolio                                          84

     Money Market Portfolio                                             94

Financial Statements                                                    98

Notes to Financial Statements                                          106

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
-------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

                     Common Stock                     98.26%
                     Cash                              1.74%

                     ---------------------------------------
                               NUMBER OF HOLDINGS
                     ---------------------------------------

                                       118

                     ---------------------------------------

                                                PERCENT OF
                     TOP TEN EQUITIES           PORTFOLIO++
                     ---------------------------------------

                     Kohl's Corp.                  3.56%
                     Cisco Systems, Inc.           3.48%
                     Microsoft Corp.               2.48%
                     Tyco International, Ltd.      2.20%
                     VERITAS Software Corp.        2.08%
                     Home Depot, Inc., The         2.06%
                     Lowe's Companies, Inc.        1.97%
                     Best Buy Co., Inc.            1.73%
                     Concord EFS, Inc.             1.52%
                     Cephalon, Inc.                1.37%

                     ---------------------------------------

                                                PERCENT OF
                     TOP TEN INDUSTRIES         PORTFOLIO++
                     ---------------------------------------
                     Retail Stores                12.02%
                     Computer Software            10.39%
                     Pharmaceutical                9.30%
                     Computer Equipment
                        & Services                 8.56%
                     Medical Products              6.28%
                     Computer Network              6.09%
                     Medical-Biotechnology         5.41%
                     Commercial Services           3.72%
                     Electronic Components         3.42%
                     Electronics - Semiconductors  3.27%

                          ++ Represents market value of
                             investments plus cash.

-------------------------------------------------------------------------------

                                PORTFOLIO MANAGER
                         Strong Capital Management, Inc.

                              RONALD C. OGNAR, CFA
                       - Joined Strong in 1993
                       - 32 years of investment experience
                       - B.S. from University of Illinois
                       - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To seek capital growth by investing primarily
                              in equity securities.

                            NET ASSETS AS OF 12/31/01
                                   $49,583,867

-------------------------------------------------------------------------------

2001 was a difficult year for growth stock investors and for the JPVF Growth Portfolio. In essence, the year could be categorized as a tug of war between aggressive Federal Reserve policy and economic uncertainty, which was exacerbated by the events of September 11. Fortunately, signs of relative normalcy began to emerge during the fourth quarter. One of our longest held investment tenets is "Don't fight the Fed." During 2001, the Federal Reserve moved very aggressively, lowering the Federal Funds rate from 6.5 percent at the start of the year to 1.75 percent (effectively lowering the "real" Fed Funds rate below zero). As most investors know, accommodative Federal Reserve policy has a delayed economic impact. While the September 11 tragedy may have delayed the full effect of Fed stimulus, it may have magnified the eventual impact by inducing the Federal Reserve to cut more rapidly. The Fed cut rates three more times within a month of the disaster. At this juncture, signs of an economic recovery continue to build. Almost incredibly, consumer spending never really faded despite persistent fears and uncertainty over the negative impact of corporate layoffs and the sadness triggered by the terrorist attacks.

The move to a more aggressive interest rate policy led us to shift our sector weightings. Although slightly premature, we gradually increased our weighting in energy stocks as prospects for OPEC production cuts and a more balanced demand/supply situation began to take

4 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
-------------------------------------------------------------------------------

hold. In addition, we gradually reduced our weighting in defensive health care issues that had exceeded our relative valuation thresholds. Although earnings visibility is a scarce commodity during an economic downturn, the valuations of many leading portfolio companies in the health care sector had become too rich in our view. We also gradually increased our exposure to retailers, most notably specialty retailers.

Throughout the year, we gradually increased the Portfolio's technology exposure. Although we are probably one to two quarters ahead of an actual fundamental turn, the stocks simply got too cheap relative to their longer-term prospects in the weeks following the terrorist tragedy. The Portfolio's investments in data storage and data transport companies reflect our belief that these areas remain spending priorities and will be among the first technology segments to benefit from an economic rebound. Similarly, with electronic component inventories in better shape, the prospects for an inventory restocking cycle continue to build. This should have a positive impact on the operating results of several semiconductor manufacturers that the Portfolio currently holds.

A deep-seeded investment maxim is "markets climb a wall of worry." This is certainly the case today. Technology bears continue pointing to the persistent deterioration in corporate profits, excess capacity, and anemic sales growth. The bulls focus on the future and await the lagged impact of accommodative Federal Reserve policy. Although the magnitude of economic and corporate profit recovery is difficult to ascertain, earnings comparisons are rarely easier, valuations are more reasonable, and inflation is well contained. With this as a backdrop, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. This should lead the market higher as it is the trajectory of earnings growth that drives stock prices. Of course, negative risks still remain. The possibilities of another terrorist attack or economic shock remain. But, risks never cease to exist. What changes is investor appreciation of the risks. The recent successes in the war against terrorism and signs of an economic recovery point to better times ahead, particularly for growth stocks. Historically, growth stocks have tended to lead all other sectors out of a sluggish economic environment. We believe history will repeat itself.

-------------------------------------------------------------------------------

              GROWTH PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

                                    RUSSELL MIDCAP
           GROWTH PORTFOLIO          GROWTH INDEX
1/98            10000                   10000
                11160                   11238
6/98            11691                   11232
                10420                    9356
12/98           13114                   11834
                14487                   12239
6/99            15102                   13514
                15055                   12837
12/99           23652                   17904
                28610                   21686
6/00            25892                   20080
                28234                   20586
12/00           22301                   15802
                16226                   11837
6/01            16891                   13752
                13085                    9929
12/01           14772                   12616

                     ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                     ---------------------------------------

                                                     RUSSELL
                                                     MIDCAP
                                                     GROWTH
                                       GROWTH         INDEX
                      1 YEAR          -33.76%       -20.15%
                      INCEPTION        10.24%         5.98%



                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

-----------------------------------------------------------------------------  5

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
-------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              DECEMBER            DECEMBER           DECEMBER             DECEMBER
                                              31, 2001            31, 2000           31, 1999             31, 1998
Net asset value, beginning of period         $   20.68           $   23.38          $   13.11           $   10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                                                   (0.06)              (0.05)
  Net gains and losses on securities
   (both realized and unrealized)                (6.89)              (0.96)             10.50                3.16
                                              ---------           ---------          ---------           ---------


 Total from investment operations                (6.89)              (0.96)             10.44                3.11

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
  investment income
 Distributions from capital gains                (0.99)              (1.74)             (0.17)
 Distributions in excess of capital gains
                                              ---------           ---------          ---------           ---------



Total distributions                              (0.99)              (1.74)             (0.17)               0.00

Net asset value, end of period               $   12.80           $   20.68          $   23.38           $   13.11
                                             =========           =========          =========           =========

Total Return (A)                                (33.76%)             (5.71%)            80.36%              31.14%

Ratios to Average Net Assets:
 Expenses                                         0.87%               0.84%              0.96%               1.08%
 Net investment income                           (0.35%)             (0.23%)            (0.54%)             (0.47%)

Portfolio Turnover Rate                         403.36%             344.98%            326.19%             283.36%

Net Assets, At End of Period                 $ 49,583,867        $ 79,541,483       $ 44,334,220        $ 11,543,742

-------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

6 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
-------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

-------------------------------------------------------------------------------

   COMMON STOCK--98.12%

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
ADVERTISING-1.05%
Lamar Advertising Co.+                      4,900               $   207,466
Omnicom Group, Inc.                         3,500                   312,725
                                                                -----------
                                                                    520,191

                                                                -----------
AEROSPACE & DEFENSE-1.20%
L-3 Communications Holdings, Inc.+          3,500                   315,000
Lockheed Martin Corp.                       6,000                   280,020
                                                                -----------
                                                                    595,020

                                                                -----------

AUTOMOTIVE PARTS & EQUIPMENT-1.06%
Copart, Inc.+                              10,000                   363,700
Johnson Controls, Inc.                      2,000                   161,500
                                                                -----------
                                                                    525,200

                                                                -----------

BANKING-0.92%
Citigroup, Inc.                             9,000                   454,320
                                                                -----------

BROADCASTING-1.14%
Clear Channel Communications, Inc.+         7,000                   356,370
Westwood One, Inc.+                         7,000                   210,350
                                                                -----------
                                                                    566,720

                                                                -----------

BUILDING CONSTRUCTION-0.91%
Clayton Homes, Inc.                         7,000                   119,700
Fastenal Co.                                5,000                   332,150
                                                                -----------
                                                                    451,850

                                                                -----------

CHEMICALS-0.80%
Rohm & Haas Co.                            11,500                   398,245
                                                                -----------

COMMERCIAL SERVICES-3.72%
Cendant Corp.+                              9,000                   176,490
Concord EFS, Inc.+                         23,000                   753,940
Laboratory Corporation of America
  Holdings+                                 6,500                   525,525
Moody's Corp.                               7,500                   298,950
Paychex, Inc.                               2,500                    87,600
                                                                -----------
                                                                  1,842,505
                                                                -----------

COMPUTER EQUIPMENT & SERVICES-8.55%
Affiliated Computer Services, Inc.+         6,000                   636,780
CDW Computer Centers, Inc.+                 7,000                   375,970
Dell Computer Corp.+                       20,000                   543,600
Emulex Corp.+                               9,000                   355,590
First Data Corp.                            8,000                   627,600
Fiserv, Inc.+                               7,000                   296,240
GTECH Holdings Corp.+                      12,000                   543,480
NVIDIA Corp.+                               7,000                   468,300
Storage Technology Corp.+                  19,000                   392,730
                                                                -----------
                                                                  4,240,290
                                                                -----------

COMPUTER INFORMATION & TECHNOLOGY-1.20%
Business Objects, SA, ADR+                  6,000                   202,800
Cerner Corp.+                               2,500                   124,825
Sun Microsystems, Inc.+                    21,800                   269,012
                                                                -----------
                                                                    596,637
                                                                -----------

COMPUTER NETWORK-6.09%
Brocade Communications Systems, Inc.+      20,000                   662,400
Cisco Systems, Inc.+                       95,000                 1,720,450
Network Appliance, Inc.+                    9,500                   207,765
Network Associates, Inc.+                  16,500                   426,525
                                                                -----------
                                                                  3,017,140
                                                                -----------

COMPUTER SOFTWARE-10.38%
Activision, Inc.+                          12,000                   312,120
BEA Systems, Inc.+                         18,000                   277,380
Check Point Software Technologies, Inc.+    5,000                   199,450
Intuit, Inc.+                               4,900                   209,524
Mercury Interactive Corp.+                  5,000                   169,900
Microsoft Corp.+                           18,500                 1,225,995
PeopleSoft, Inc.+                           6,000                   241,200
Siebel Systems, Inc.+                      21,000                   587,580
Symantec Corp.+                             9,800                   650,034
THQ, Inc.+                                  5,000                   242,350
VERITAS Software Corp.+                    23,000                 1,030,860
                                                                -----------
                                                                  5,146,393
                                                                -----------

EDUCATIONAL SERVICES-0.82%
Apollo Group, Inc.+                         9,000                   405,090
                                                                -----------

ELECTRONIC COMPONENTS-3.42%
Celestica, Inc.+                            4,500                   181,755
Flextronics International, Ltd.+            5,000                   119,950
Jabil Circuit, Inc.+                        4,300                    97,696
Microchip Technology, Inc.+                15,000                   581,100
Synopsys, Inc.+                             4,500                   265,815
Xilinx, Inc.+                              11,500                   449,075
                                                                -----------
                                                                  1,695,391
                                                                -----------

ELECTRONICS - SEMICONDUCTORS-3.27%
Analog Devices, Inc.+                       7,000                   310,730
Cree, Inc.+                                 7,000                   206,220
KLA-Tencor Corp.+                           8,000                   396,480
Micron Technology, Inc.+                   12,000                   372,000
National Semiconductor Corp.+               5,000                   153,950
QLogic Corp.+                               4,000                   178,040
                                                                -----------
                                                                  1,617,420
                                                                -----------

ENTERTAINMENT & LEISURE-2.56%
Electronic Arts, Inc.+                      8,000                   479,600
International Game Technology+              9,000                   614,700
MGM Mirage, Inc.+                           6,000                   173,220
                                                                -----------
                                                                  1,267,520
                                                                -----------

FINANCIAL SERVICES-2.24%
Goldman Sachs Group, Inc., The              5,500                   510,125
Lehman Brothers Holdings, Inc.              4,000                   267,200
MBNA Corp.                                  9,500                   334,400
                                                                -----------
                                                                  1,111,725
                                                                -----------

FOOD SERVICE & RESTAURANTS-0.65%
Performance Food Group Co.+                 9,100                   320,047
                                                                -----------

-------------------------------------------------------------------------------

                       See notes to financial statements.

-----------------------------------------------------------------------------  7

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
-------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001--CONTINUED

-------------------------------------------------------------------------------

   COMMON STOCK--CONTINUED

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
GOVERNMENT AGENCY-0.26%
Freddie Mac                                 2,000               $   130,800
                                                                -----------

HEALTHCARE-0.87%
Quest Diagnostics, Inc.+                    6,000                   430,260
                                                                -----------

HUMAN RESOURCES-0.38%
Robert Half International, Inc.+            7,000                   186,900
                                                                -----------

INSURANCE-0.88%
XL Capital, Ltd.                            4,800                   438,528
                                                                -----------

MANUFACTURING-2.20%
Tyco International, Ltd.                   18,500                 1,089,650
                                                                -----------

MEDICAL - BIOTECHNOLOGY-5.40%
Affymetrix, Inc.+                           6,000                   226,500
Cephalon, Inc.+                             9,000                   680,265
Genzyme Corp.+                             10,000                   598,600
IDEC Pharmaceuticals Corp.+                 8,000                   551,440
Immunex Corp.+                              7,000                   193,970
Transkaryotic Therapies, Inc.+             10,000                   428,000
                                                                -----------
                                                                  2,678,775
                                                                -----------

MEDICAL PRODUCTS-6.27%
Advanced Neuromodulation Systems, Inc.+     8,000                   282,000
Baxter International, Inc.                 10,000                   536,300
Biomet, Inc.                               10,000                   309,000
Boston Scientific Corp.+                   16,400                   395,568
Guidant Corp.+                              9,000                   448,200
Johnson & Johnson                           6,000                   354,600
Medtronic, Inc.                            10,000                   512,100
St. Jude Medical, Inc.+                     3,500                   271,775
                                                                -----------
                                                                  3,109,543
                                                                -----------

MEDICAL SUPPLIES-0.95%
Applera Corporation -
   Applied Biosystems Group                12,000                   471,240
                                                                -----------

MINING & METALS - FERROUS & NONFERROUS-1.28%
Nucor Corp.                                12,000                   635,520
                                                                -----------

MOTOR VEHICLE MANUFACTURING-1.37%
Harley-Davidson, Inc.                      12,500                   678,875
                                                                -----------

OIL & GAS - INTEGRATED-0.48%
Nabors Industries, Inc.+                    7,000                   240,310
                                                                -----------

OIL & GAS PRODUCERS-0.90%
GlobalSantaFe Corp.                         8,501                   242,448
XTO Energy, Inc.                           11,500                   201,250
                                                                -----------
                                                                    443,698
                                                                -----------

OIL & GAS SERVICES & EQUIPMENT-1.30%
BJ Services Co.+                            4,000                   129,800
ENSCO International, Inc.+                 10,000                   248,500
Smith International, Inc.+                  5,000                   268,100
                                                                -----------
                                                                    646,400
                                                                -----------

PHARMACEUTICAL-9.28%
Abbott Laboratories                         9,000                   501,750
Allergan, Inc.                              3,500                   262,675
Biovail Corp.+                              9,500                   534,375
Eli Lilly & Co.                             6,000                   471,240
Forest Laboratories, Inc.+                  8,000                   655,600
Gilead Sciences, Inc.+                      5,000                   328,600
King Pharmaceuticals, Inc.+                10,000                   421,300
MedImmune, Inc.+                           10,000                   463,500
Pfizer, Inc.                               16,300                   649,555
Sepracor, Inc.+                             5,500                   313,830
                                                                -----------
                                                                  4,602,425
                                                                -----------

REAL ESTATE-0.47%
Lennar Corp.                                5,000                   234,100
                                                                -----------

RETAIL - INTERNET-0.63%
eBay, Inc.+                                 4,700                   314,430
                                                                -----------

RETAIL STORES-12.00%
AutoZone, Inc.+                             3,000                   215,400
Bed Bath & Beyond, Inc.+                   11,000                   372,900
Best Buy Company, Inc.+                    11,500                   856,520
Home Depot, Inc., The                      20,000                 1,020,200
Kohl's Corp.+                              25,000                 1,761,000
Lowe's Companies, Inc.                     21,000                   974,610
Office Depot, Inc.+                        12,000                   222,480
Staples, Inc.+                             20,000                   374,000
Walgreen Co.                                4,500                   151,470
                                                                -----------
                                                                  5,948,580
                                                                -----------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-2.48%
Broadcom Corp.+                             7,000                   286,860
Nokia Oyj, ADR+                            10,000                   245,300
Polycom, Inc.+                             13,000                   447,200
QUALCOMM, Inc.+                             5,000                   252,500
                                                                -----------
                                                                  1,231,860
                                                                -----------

TELECOMMUNICATIONS - WIRELESS-0.74%
Sprint Corp. - PCS Group+                  15,000                   366,150
                                                                -----------

TOTAL COMMON STOCK
   (Cost $44,686,533)                                            48,649,748
                                                                -----------

TOTAL INVESTMENTS
  (Cost $44,686,533)                        98.12%               48,649,748
Other assets, less liabilities               1.88%                  934,119
                                           ------               -----------

TOTAL NET ASSETS                           100.00%              $49,583,867
                                           ======               ===========

-------------------------------------------------------------------------------

+ Non-income producing security.

-------------------------------------------------------------------------------

                       See notes to financial statements.

8 -----------------------------------------------------------------------------

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
JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                           EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

                      Common Stock                  94.23%
                      Cash                           0.11%
                      Short-Term Obligations         5.66%

                     ---------------------------------------
                               NUMBER OF HOLDINGS
                     ---------------------------------------

                                       228

                     ---------------------------------------

                                                PERCENT OF
                     TOP TEN EQUITIES           PORTFOLIO++
                     ---------------------------------------
                     Tyco International, Ltd.      3.25%
                     Viacom, Inc., Class B         1.87%
                     American International
                        Group, Inc.                1.68%
                     Clear Channel
                        Communications, Inc.       1.68%
                     Citigroup, Inc.               1.66%
                     Concord EFS, Inc.             1.60%
                     EchoStar
                        Communications Corp.       1.58%
                     VERITAS Software Corp.        1.58%
                     American Home
                        Products Corp.             1.54%
                     Microsoft Corp.               1.46%

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN INDUSTRIES         PORTFOLIO++
                     ---------------------------------------
                     Pharmaceutical                9.52%
                     Computer Equipment
                        & Services                 9.39%
                     Computer Software             8.17%
                     Government Agency             6.92%
                     Broadcasting                  5.98%
                     Insurance                     5.02%
                     Electronics - Semiconductors  4.97%
                     Manufacturing                 4.52%
                     Commercial Services           4.26%
                     Telecommunications -
                        Equipment & Services       3.74%

                          ++Represents market value of
                             investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF DEVELOPING MARKETS WHICH MAY INVOLVE GREATER RISKS AND ARE GENERALLY MORE VOLATILE THAN INVESTMENTS IN MORE MATURE MARKETS.

-------------------------------------------------------------------------------

                                PORTFOLIO MANAGER

                    Massachusetts Financial Services Company

              JOHN W. BALLEN                      JOHN E. LATHROP, CFA
                PRESIDENT                         SENIOR VICE PRESIDENT
    - Joined MFS in 1984                    - Joined MFS in 1994
    - Graduate of Harvard College           - M.B.A. from Cornell University's
    - Master of Commerce degree from          Johnson Graduate School
      University of New South Wales,          of Management
      Australia                             - Graduate of Northwestern
    - M.B.A. from Stanford University         University
                                            - Chartered Financial Analyst

             DALE A. DUTILE                       DAVID E. SETTE-DUCATI
         SENIOR VICE PRESIDENT                    SENIOR VICE PRESIDENT
    - Joined MFS in 1994                    - Joined MFS in 1995
    - M.B.A. from Sloan School of           - M.B.A. from the Amos Tuck School
      Management, Massachusetts Institute     of Business Administration of
      of Technology                           Dartmough College
    - Graduate of Boston College            - Graduate of Williams College


                        INVESTMENT OBJECTIVE AND STRATEGY
          To seek long-term growth of capital by investing primarily in common stocks of emerging growth companies.

                            NET ASSETS AS OF 12/31/01
                                  $120,659,006

-------------------------------------------------------------------------------

For the twelve months ended December 31, 2001, the JPVF Emerging Growth Portfolio provided a total return of -35.16%. This which includes the reinvestment of any distributions, compare to a return of 2.49% over the same period for the Portfolio's benchmark, the Russell 2000 Index (the Russell Index). The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest, based on capitalization, U.S. domiciled company common stocks.

We believe our underperformance over the period was primarily a result of our holdings in technology, which was the worst performing sector in a difficult market environment. Even outside technology, the market was particularly brutal for aggressive growth investors across all sectors. We remained true to our mandate - which is to be an aggressive growth fund - at a time when our style was out of favor. And although that hurt performance over the period, our experience has been that the best long-term returns come from staying true to one's style across market cycles.

One view of what happened in the market is that technology was a massive bubble in 1999 and 2000 that burst. We think, however, the reality is that technology companies have been growing their earnings at a much faster rate than the overall market for years, so this was not a two-year phenomenon.

More importantly, we think that out performance by technology companies is likely to resume after this downturn. Our analysts and portfolio managers talk to CEOs in almost every conceivable industry daily, and a common theme we hear is that companies that are successful within their given industry, whether it's retail or health care or financial services or whatever, are those that are leveraging technology better than their competitors.

And whereas, four or five years ago, major corporations looked at technology investing as a way to save costs and improve productivity, it's altogether different now. CEOs today tell us they view technology as an absolute necessity for growing their businesses and staying competitive - as a driver of earnings, not just as a nice way to save money. Technology has remained the largest weighting in the Portfolio because we're long-term investors, and we think the corporate

10 ----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------

appetite for technology has not been diminished, only temporarily put on hold. We would suggest that the market rally we witnessed at the end of the period seemed to support our view, as the technology sector enjoyed some of the strongest gains.

That being said, our approach toward technology has changed over the period. A year or two ago, the companies that were growing faster and were doing better as investments were some of the smaller, newer companies that had niche products. Large corporations were willing to take piece A from company A and piece B from company B to create their own customized solutions.

Today, customers tell us they are less willing to spend the time and money to integrate niche products. We believe a company such as Microsoft is better positioned because they offer a full product set that's more of a turnkey solution - pull it out of the box, and plug it in. So, to a large degree, we've repositioned our technology holdings into companies we view as having established customer bases, established brands, and a comprehensive set of products.

Another area in which we found opportunity was health care. Our research uncovered a number of smaller, specialty pharmaceutical companies that we believe have attractive product pipelines or have gotten products approved or launched that we're excited about.

Biovail Corporation, for example, is a Canadian pharmaceutical company that we believe is well positioned in the generic drug market. There are an unusually large number of blockbuster drugs whose patents are expiring, and that creates opportunities for generic companies to offer these drugs at lower prices. Biovail also has a branded pipeline of its own, developing niche pharmaceutical products, and we believe the company has done a good job of executing its business plan.

We have also invested in medical lab companies to participate in a trend by hospitals and doctors to outsource tests to companies that can offer economies of scale. Our research indicated the industry has consolidated down to two main players, Laboratory Corporation of America and Quest Diagnostics; both stocks were in the Portfolio at the end of the period.

Advertising-sensitive media firms and business services companies were two other large concentrations in the Portfolio. Advertising has historically been one of the first expenses that corporations cut in a slowing economy, and that is exactly what happened in 2001. This hurt the stocks of media firms, including companies that we view as industry leaders, such as Viacom, owner of CBS and other television and radio networks, and Fox Entertainment Group, which markets film and television programming. We used the downturn to buy these stocks opportunistically at what we felt were attractive prices. Our expectation is that advertising spending will rebound in a recovering economy and the market will favor these industry leaders, some of which have been gaining market share in the downturn.

In the business services area, we have invested in a number of transaction processors. These are firms that offer outsourced services to other companies, such as payroll processor Automatic Data Processing and credit card processor Concord EFS. In part because they offer services that help cut costs for their clients, these firms have performed relatively well in the economic downturn.

Looking at the broader perspective of the overall market, our view is that the events of September 11 pushed out, by perhaps a quarter or two, the economic rebound we had hoped to see in late 2001 or the first half of 2002. In the aftermath of the terrorist attacks, a lot of corporate budgets were frozen and a lot of planned spending was canceled or postponed.

Of course, the human dimensions of September 11 have rightfully overshadowed any economic considerations. But from a market perspective, we think investors have generally looked at the events as only delaying a recovery in the economy and in corporate spending. After an initial dip, both the market and the Portfolio experienced strong performance in the final quarter of 2001. And at the end of the period, most market indices were in fact higher than they had been on the day before the attacks.

Did we change the Portfolio's positioning in response to the events? No. We do not think September 11 changed the long-term outlook for most of the companies in the Portfolio; so there has been no significant change in our strategy or in the way we invest.

--------------------------------------------------------------------------------

              EMERGING GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

           EMERGING GROWTH           RUSSELL 2000
              PORTFOLIO                 INDEX
5/95            10000                   10000
                10962                   10681
                12821                   11728
12/95           13291                   11984
                14225                   12593
                15349                   13241
                15938                   13285
12/96           15724                   13963
                14483                   13244
                17184                   15381
                19507                   17662
12/97           18942                   17062
                22928                   18819
                22878                   17959
                19792                   14341
12/98           25180                   16680
                25977                   15775
                28236                   18229
                28521                   17077
12/99           44444                   20225
                49202                   21657
                43636                   20839
                44396                   21076
12/00           35923                   19620
                26368                   18342
                26667                   20963
                19166                   16605
12/01           23291                   20107

                     ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                     ---------------------------------------

                                                     RUSSELL
                                      EMERGING        2000
                                       GROWTH         INDEX
                      1 YEAR          -35.16%         2.49%
                      5 YEAR            8.17%         7.52%
                      INCEPTION        13.51%        11.03%



                                 INCEPTION DATE
                                   MAY 1, 1995

Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with similar investments in the Russell 2000 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

---------------------------------------------------------------------------- 11

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED    YEAR ENDED
                                              DECEMBER         DECEMBER        DECEMBER          DECEMBER      DECEMBER
                                              31, 2001         31, 2000        31, 1999          31, 1998      31, 1997
Net asset value, beginning of period        $   30.09        $   40.67       $   23.04        $    17.47    $   15.23

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                      0.01           (0.10)            (0.11)       (0.07)
Net gains and losses on securities
  (both realized and unrealized)                (9.95)           (6.77)          17.73              5.85         3.19
                                            ---------        ---------       ---------        ----------    ---------

  Total from investment operations              (9.95)           (6.76)          17.63              5.74         3.12

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
  investment income
 Distributions from capital gains               (5.42)           (3.82)                            (0.06)       (0.88)
 Distributions in excess of capital gains                                                          (0.11)
                                            ---------        ---------       ---------        ----------    ---------

 Total distributions                            (5.42)           (3.82)           0.00             (0.17)       (0.88)

Net asset value, end of period              $   14.72        $   30.09       $   40.67        $    23.04    $   17.47
                                            =========        =========       =========        ==========    =========

Total Return (A)                               (35.16%)         (19.17%)         76.51%            32.93%       20.47%

Ratios to Average Net Assets:
 Expenses                                        0.94%            0.88%           0.94%             0.94%        1.00%
 Net investment income                          (0.21%)          (0.27%)         (0.42%)           (0.61%)      (0.61%)

Portfolio Turnover Rate                        270.07%          204.65%         163.56%            77.07%      122.85%

Net Assets, At End of Period                $120,659,006     $176,177,466    $189,472,948     $ 95,795,377  $ 56,229,175

-------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

12 ----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

-------------------------------------------------------------------------------

COMMON STOCK--94.48%

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.12%
L-3 Communications Holdings, Inc.+           400              $     36,000
Northrop Grumman Corp.                       800                    80,648
Teledyne Technologies, Inc.+               2,000                    32,580
                                                              ------------
                                                                   149,228
                                                              ------------

BANKING-2.41%
Bank of America Corp.                      6,000                   377,700
Citigroup, Inc.                           39,850                 2,011,628
First Tennessee National Corp.             1,200                    43,512
Mellon Financial Corp.                    10,000                   376,200
Southtrust Corp.                           4,100                   101,147
                                                              ------------
                                                                 2,910,187
                                                              ------------

BROADCASTING-6.00%
Charter Communications, Inc.+             65,430                 1,075,015
Clear Channel Communications, Inc.+       39,930                 2,032,836
Comcast Corp.+                            18,080                   650,880
EchoStar Communications Corp.+            69,780                 1,916,857
Emmis Communications Corp.+                1,400                    33,096
Entercom Communications Corp.+             6,750                   337,500
Fox Entertainment Group, Inc.+            29,510                   782,900
Hearst-Argyle Television, Inc.+            2,500                    53,900
Hispanic Broadcasting Corp.+               6,000                   153,000
Univision Communications, Inc.+            2,400                    97,104
USA Networks, Inc.+                          100                     2,731
Westwood One, Inc.+                        3,400                   102,170
                                                              ------------
                                                                 7,237,989
                                                              ------------

COMMERCIAL SERVICES-4.27%
Cendant Corp.+                            51,480                 1,009,523
Concord EFS, Inc.+                        59,050                 1,935,659
Express Scripts, Inc.+                    19,930                   931,927
Iron Mountain, Inc.+                       5,770                   252,726
Laboratory Corporation of America
  Holdings+                               10,230                   827,096
Macrovision Corp.+                         5,500                   193,710
Weight Watchers International, Inc.+          60                     2,029
                                                              ------------
                                                                 5,152,670
                                                              ------------

COMPUTER EQUIPMENT & SERVICES-9.42%
Affiliated Computer Services, Inc.+       13,700                 1,453,981
Automatic Data Processing, Inc.           28,080                 1,653,912
BISYS Group, Inc., The+                   19,930                 1,275,321
CheckFree Corp.+                             400                     7,200
Comverse Technology, Inc.+                47,040                 1,052,285
CSG Systems International, Inc.+           1,200                    48,540
Dell Computer Corp.+                      12,100                   328,878
EMC Corp.+                                37,380                   502,387
First Data Corp.                          19,090                 1,497,611
Fiserv, Inc.+                             19,920                   843,014
Lexmark International, Inc.+              22,630                 1,335,170
McDATA Corp.+                              8,300                   203,350
Palm, Inc.+                                3,000                    11,640
SunGard Data Systems, Inc.+               38,360                 1,109,755
Symbol Technologies, Inc.                  2,300                    36,524
                                                              ------------
                                                                11,359,568
                                                              ------------

COMPUTER INFORMATION & TECHNOLOGY-2.40%
Business Objects, SA, ADR+                   300                    10,140
Cadence Design Systems, Inc.+             36,420                   798,326
DST Systems, Inc.+                        19,940                   994,009
Sun Microsystems, Inc.+                   88,870                 1,096,656
                                                              ------------
                                                                 2,899,131
                                                              ------------

COMPUTER NETWORK-1.98%
Cisco Systems, Inc.+                      58,390                 1,057,443
Enterasys Networks, Inc.+                 44,860                   397,011
Extreme Networks, Inc.+                    8,400                   108,360
Juniper Networks, Inc.+                    5,600                   106,120
Legato Systems, Inc.+                     16,800                   217,896
NetScreen Technologies, Inc.+                 40                       885
Network Appliance, Inc.+                   5,400                   118,098
Riverstone Networks, Inc.+                19,035                   315,981
StorageNetworks, Inc.+                    11,170                    69,031
                                                              ------------
                                                                 2,390,825
                                                              ------------

COMPUTER SOFTWARE-8.19%
Adobe Systems, Inc.                       13,590                   421,970
BEA Systems, Inc.+                        13,700                   211,117
BMC Software, Inc.+                        1,300                    21,281
Citrix Systems, Inc.+                     11,800                   267,388
Computer Associates International, Inc.   19,990                   689,455
Mercury Interactive Corp.+                 2,500                    84,950
Microsoft Corp.+                          26,660                 1,766,758
Netegrity, Inc.+                           2,400                    46,464
Oracle Corp.+                            127,380                 1,759,118
PeopleSoft, Inc.+                         21,910                   880,782
Peregrine Systems, Inc.+                  28,900                   428,587
Quest Software, Inc.+                     11,380                   251,612
Rational Software Corp.+                  49,630                   967,785
Siebel Systems, Inc.+                      3,000                    83,940
TIBCO Software, Inc.+                      1,100                    16,423
VERITAS Software Corp.+                   42,515                 1,905,522
webMethods, Inc.+                          5,020                    84,135
                                                              ------------
                                                                 9,887,287
                                                              ------------

COSMETICS & PERSONAL CARE-0.37%
Gillette Co., The                         13,400                   447,560
                                                              ------------

DELIVERY & FREIGHT SERVICES-0.12%
United Parcel Service, Inc., Class B       2,600                   141,700
                                                              ------------

DIVERSIFIED OPERATIONS-0.37%
General Electric Co.                      11,140                   446,491
                                                              ------------

ELECTRICAL EQUIPMENT-0.03%
PerkinElmer, Inc.                          1,100                    38,522
                                                              ------------

-------------------------------------------------------------------------------

                       See notes to financial statements.

---------------------------------------------------------------------------- 13

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001--CONTINUED

-------------------------------------------------------------------------------

COMMON STOCK--CONTINUED

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-1.49%
Celestica, Inc.+                           3,620              $    146,212
Flextronics International, Ltd.+           8,150                   195,519
Maxim Integrated Products, Inc.+           4,600                   241,546
Micrel, Inc.+                              1,000                    26,230
Microchip Technology, Inc.+                1,500                    58,110
Synopsys, Inc.+                            9,020                   532,811
Xilinx, Inc.+                             15,390                   600,980
                                                              ------------
                                                                 1,801,408
                                                              ------------

ELECTRONICS-0.03%
Powerwave Technologies, Inc.+              2,300                    39,744
                                                              ------------

ELECTRONICS - SEMICONDUCTORS-4.98%
Alpha Industries, Inc.+                    2,700                    58,860
Altera Corp.+                             23,510                   498,882
Analog Devices, Inc.                      39,100                 1,735,649
GlobespanVirata, Inc.+                     5,900                    76,405
Intersil Corp.+                           13,790                   444,728
Micron Technology, Inc.+                   9,940                   308,140
Motorola, Inc.                             7,200                   108,144
Novellus Systems, Inc.+                    8,750                   345,188
QLogic Corp.+                             14,760                   656,968
STMicroelectronics, NV, NY Registered     31,160                   986,837
Texas Instruments, Inc.                   24,200                   677,600
Zarlink Semiconductor, Inc.+               9,800                   110,250
                                                              ------------
                                                                 6,007,651
                                                              ------------

ENTERTAINMENT & LEISURE-0.04%
E.W. Scripps Co., The+                       800                    52,800
                                                              ------------

ENVIRONMENTAL CONTROLS-0.07%
Waters Corp.+                              2,200                    85,250
                                                              ------------

FINANCIAL SERVICES-2.77%
Accenture, Ltd., ADR+                      7,930                   213,476
American Express Co.                       7,000                   249,830
Capital One Financial Corp.                7,570                   408,402
Goldman Sachs Group, Inc., The            14,985                 1,389,859
Household International, Inc.              4,700                   272,318
Instinet Group, Inc.+                     10,300                   103,515
Merrill Lynch & Company, Inc.              8,610                   448,753
Morgan Stanley Dean Witter & Co.           4,300                   240,542
Prudential Financial, Inc.+                  490                    16,263
                                                              ------------
                                                                 3,342,958
                                                              ------------

FOOD SERVICE & RESTAURANTS-0.73%
Applebee's International, Inc.             1,680                    57,456
ARAMARK Corp., Class B+                    2,030                    54,607
Brinker International, Inc.+               9,400                   279,744
CEC Entertainment, Inc.+                   5,170                   224,326
Darden Restaurants, Inc.                   3,500                   123,900
Jack in the Box, Inc.+                     1,300                    35,802
P.F. Chang's China Bistro, Inc.+             600                    28,380
Panera Bread Co.+                            700                    36,428
Sonic Corp.+                               1,100                    39,600
                                                              ------------
                                                                   880,243
                                                              ------------

FOREST PRODUCTS & PAPER-0.49%
International Paper Co.                   14,540                   586,689
                                                              ------------

GOVERNMENT AGENCY-1.26%
Freddie Mac                               23,270                 1,521,858
                                                              ------------

HEALTHCARE-2.43%
Cardinal Health, Inc.                      4,390                   283,857
HEALTHSOUTH Corp.+                        26,700                   395,694
IMS Health, Inc.                          53,000                 1,034,030
Lincare Holdings, Inc.+                   13,490                   386,489
Quest Diagnostics, Inc.+                   5,685                   407,671
UnitedHealth Group, Inc.                   5,980                   423,205
                                                              ------------
                                                                 2,930,946
                                                              ------------

HUMAN RESOURCES-0.30%
Robert Half International, Inc.+          13,540                   361,518
                                                              ------------

INSURANCE-5.03%
Ace, Ltd., ADR                            24,770                   994,516
AFLAC, Inc.                                9,680                   237,741
American International Group, Inc.        25,660                 2,037,404
Arthur J. Gallagher & Co.                  1,000                    34,490
Hartford Financial Services
  Group, Inc., The                         7,540                   473,738
MetLife, Inc.                             15,050                   476,784
Principal Financial Group, Inc., The+      1,490                    35,760
SAFECO Corp.                               1,200                    37,380
St. Paul Companies, Inc., The             21,440                   942,717
UnumProvident Corp.                        8,210                   217,647
XL Capital, Ltd.                           6,400                   584,704
                                                              ------------
                                                                 6,072,881
                                                              ------------

INTERNET SERVICES-1.24%
Akamai Technologies, Inc.+                14,340                    85,180
Openwave Systems, Inc.+                    9,500                    93,005
SonicWALL, Inc.+                           1,700                    33,048
VeriSign, Inc.+                           33,640                 1,279,666
                                                              ------------
                                                                 1,490,899
                                                              ------------

-------------------------------------------------------------------------------

                       See notes to financial statements.

14 ----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001--CONTINUED

-------------------------------------------------------------------------------

COMMON STOCK--CONTINUED

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
LODGING-0.30%
Starwood Hotels & Resorts Worldwide, Inc. 12,300              $    367,155
                                                              ------------

MANUFACTURING-4.53%
Danaher Corp.                             12,100                   729,751
Minnesota Mining & Manufacturing Co.       4,600                   543,766
SPX Corp.+                                 1,900                   260,110
Tyco International, Ltd.                  66,828                 3,936,160
                                                              ------------
                                                                 5,469,787
                                                              ------------

MEDICAL - BIOTECHNOLOGY-1.79%
Enzon, Inc.+                                 500                    28,140
Genentech, Inc.+                          13,585                   736,986
Genzyme Corp.+                            23,265                 1,392,643
                                                              ------------
                                                                 2,157,769
                                                              ------------

MEDICAL PRODUCTS-1.22%
Fresenius Medical Care, AG                 1,900                    84,587
Guidant Corp.+                            25,750                 1,282,350
St. Jude Medical, Inc.+                      400                    31,060
Stryker Corp.                              1,200                    70,044
                                                              ------------
                                                                 1,468,041
                                                              ------------

MEDICAL SUPPLIES-1.41%
Applera Corporation - Applied
  Biosystems Group                        43,220                 1,697,249
                                                              ------------

MOTOR VEHICLE MANUFACTURING-1.05%
Harley-Davidson, Inc.                     23,370                 1,269,225
                                                              ------------

MULTIMEDIA-2.66%
AOL Time Warner, Inc.+                    19,900                   638,790
McGraw-Hill Companies, Inc., The           5,000                   304,900
Viacom, Inc., Class B+                    51,170                 2,259,156
                                                              ------------
                                                                 3,202,846
                                                              ------------

OFFICE EQUIPMENT-0.54%
Tektronix, Inc.+                          25,140                   648,109
                                                              ------------

OIL & GAS - DISTRIBUTION & MARKETING-0.94%
El Paso Corp.                             25,510                 1,138,001
                                                              ------------

OIL & GAS - INTEGRATED-0.23%
Total Fina Elf, SA                         1,950                   278,497

OIL & GAS PRODUCERS-1.53%
Anadarko Petroleum Corp.                   7,800                   443,430
EOG Resources, Inc.                        5,000                   195,550
GlobalSantaFe Corp.                       32,692                   932,376
Noble Drilling Corp.+                      8,020                   273,001
                                                              ------------
                                                                 1,844,357
                                                              ------------

OIL & GAS SERVICES & EQUIPMENT-0.78%
BJ Services Co.+                           2,700                    87,615
Cooper Cameron Corp.+                      2,000                    80,720
Dynegy, Inc.                              30,320                   773,160
                                                              ------------
                                                                   941,495
                                                              ------------

PHARMACEUTICAL-9.55%
Abbott Laboratories                       23,490                 1,309,568
Allergan, Inc.                            10,860                   815,043
Alpharma, Inc.                               900                    23,805
American Home Products Corp.              30,410                 1,865,958
Andrx Group+                               6,170                   434,430
Barr Laboratories, Inc.+                   2,200                   174,592
Biovail Corp.+                            18,700                 1,051,875
Caremark RX, Inc.+                        12,100                   197,351
Eli Lilly & Co.                           15,370                 1,207,160
Elan Corporation, PLC, ADR+                2,600                   117,156
Forest Laboratories, Inc.                  1,100                    90,145
ICN Pharmaceuticals, Inc.                  1,100                    36,850
IVAX Corp.+                               15,500                   312,170
Mylan Laboratories, Inc.                   4,800                   180,000
Pfizer, Inc.                              25,010                   996,649
Sanofi-Synthelabo, SA                     22,200                 1,656,451
Schering-Plough Corp.                     12,200                   436,882
Sepracor, Inc.+                            1,600                    91,296
Shire Pharmaceuticals Group, PLC, ADR+     2,100                    76,860
Teva Pharmaceutical Industries, Ltd., ADR  6,570                   404,909
Watson Pharmaceuticals, Inc.+              1,400                    43,946
                                                              ------------
                                                                11,523,096
                                                              ------------

PUBLISHING & PRINTING-0.53%
Lee Enterprises, Inc.                        700                    25,459
McClatchy Co., The                         1,300                    61,100
Meredith Corp.                             2,900                   103,385
New York Times Co., The                    2,600                   112,450
Reed International, PLC                   12,600                   104,526
Tribune Co.                                6,200                   232,066
                                                              ------------
                                                                   638,986
                                                              ------------

RETAIL STORES-3.64%
Barnes & Noble, Inc.+                     12,770                   377,992
BJ's Wholesale Club, Inc.+                 3,380                   149,058
Costco Wholesale Corp.+                   13,800                   612,444
Dollar Tree Stores, Inc.+                  1,500                    46,365
Home Depot, Inc., The                      5,980                   305,040
Kohl's Corp.+                              2,600                   183,144
Kroger Co., The+                          38,870                   811,217
Lowe's Companies, Inc.                    15,170                   704,040
Sears, Roebuck & Co.                       3,000                   142,920
Starbucks Corp.+                           7,600                   144,780
Target Corp.                              12,700                   521,335
Tiffany & Co.                              1,300                    40,911
Walgreen Co.                              10,600                   356,796
                                                              ------------
                                                                 4,396,042
                                                              ------------

-------------------------------------------------------------------------------

                       See notes to financial statements.

---------------------------------------------------------------------------- 15

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001--CONTINUED

-------------------------------------------------------------------------------

COMMON STOCK--CONTINUED

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT &
  SERVICES-3.76%
Advanced Fibre Communications, Inc.        4,270              $     75,451
Amdocs, Ltd.+                             18,660                   633,880
American Tower Corp., Class A+            25,070                   237,413
CIENA Corp.+                              31,170                   446,043
Crown Castle International Corp.+         10,300                   110,004
General Motors Corp., Class H+             2,700                    41,715
Nokia Oyj, ADR                            49,500                 1,214,235
QUALCOMM, Inc.+                           28,975                 1,463,238
Tandberg, ASA                              2,100                    46,826
Tekelec+                                  14,460                   261,871
                                                              ------------
                                                                 4,530,676
                                                              ------------

TELECOMMUNICATIONS - INTEGRATED-0.28%
Qwest Communications International, Inc.  23,820                   336,577
                                                              ------------

TELECOMMUNICATIONS - WIRELESS-1.99%
AT&T Wireless Services, Inc.+             53,450                   768,077
Nextel Partners, Inc.+                    11,070                   132,840
Sprint Corp. - PCS Group+                 42,090                 1,027,417
Vodafone Group, PLC, ADR                  18,475                   474,438
                                                              ------------
                                                                 2,402,772
                                                              ------------

TELECOMMUNICATIONS - WIRELINE-0.34%
Time Warner Telecom, Inc.+                23,190                   410,231
                                                              ------------

TEXTILES & APPAREL-0.40%
Nike, Inc., Class B                        8,500                   478,040
                                                              ------------

TRAVEL SERVICES-0.10%
Sabre Holdings Corp.+                      2,800                   118,580
                                                              ------------

UTILITIES - ELECTRIC & GAS-0.37%
AES Corp., The+                           18,410                   301,004
Calpine Corp.+                             8,950                   150,271
                                                              ------------
                                                                   451,275
                                                              ------------

TOTAL COMMON STOCK
  (Cost $115,331,251)                                          114,004,809
                                                              ------------

SHORT-TERM OBLIGATIONS--5.68%

                                      PRINCIPAL
                                        VALUE
                                      ---------

GOVERNMENT AGENCY-5.68%
Federal Home Loan Mortgage Corp.,
  1.490%, due 01/02/02                $6,851,000                 6,850,716
                                                              ------------

TOTAL SHORT-TERM OBLIGATIONS
  (Cost $6,850,716)                                              6,850,716
                                                              ------------

TOTAL INVESTMENTS
  (Cost $122,181,967)                     100.16%              120,855,525
Other assets, less liabilities             (0.16)                 (196,519)
                                          ------              ------------


TOTAL NET ASSETS                          100.00%             $120,659,006
                                          ======              ============


+ Non-income producing security

-------------------------------------------------------------------------------

                       See notes to financial statements.

16 ----------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

                     Common Stock                     93.00%
                     Cash                              7.00%

                     ---------------------------------------
                               NUMBER OF HOLDINGS
                     ---------------------------------------

                                      116

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN EQUITIES           PORTFOLIO++
                     ---------------------------------------
                     Polycom, Inc.                 2.03%
                     King Pharmaceuticals, Inc.    1.93%
                     Broadcom Corp.                1.93%
                     Guidant Corp.                 1.92%
                     Genzyme Corp.                 1.70%
                     QLogic Corp.                  1.67%
                     GlobespanVirata, Inc.         1.63%
                     IDEC Pharmaceuticals Corp.    1.47%
                     Sanmina-SCI Corp.             1.36%
                     Interpublic Group
                       of Companies, Inc., The     1.23%

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN INDUSTRIES         PORTFOLIO++
                     ---------------------------------------
                     Electronics-
                     Semiconductors                9.38%
                     Medical-Biotechnology         8.34%
                     Computer Software             6.65%
                     Medical Products              6.22%
                     Computer Equipment
                       & Services                  4.80%
                     Pharmaceutical                4.50%
                     Computer Network              4.47%
                     Internet Services             4.39%
                     Telecommunications-
                       Equipment & Services        3.95%
                     Financial Services            3.83%

                          ++Represents market value of
                             investments plus cash.

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                        Turner Investment Partners, Inc.


           ROBERT E. TURNER, CFA                 CHRISTOPHER K. McHUGH
  CHAIRMAN AND CHIEF INVESTMENT OFFICER     - Joined Turner in 1990
- Founded Turner in 1990                    - M.B.A. from St. Joseph's
- M.B.A. and Bachelor's degree from           University
  Bradley University                        - Bachelor s degree from
- 20 years of investment experience           Philadelphia University
- Chartered Financial Analyst               - 15 years of investment experience


                            WILLIAM C. McVAIL, CFA
                    - Joined Turner in 1998
                    - Bachelor s degree from Vassar College
                    - 13 years of investment experience
                    - Chartered Financial Analyst


                       INVESTMENT OBJECTIVE AND STRATEGY
      To achieve long-term capital appreciation by investing primarily in common stocks and other equities of midsize U.S. companies.

                           NET ASSETS AS OF 12/31/01
                                  $11,586,092

--------------------------------------------------------------------------------

The eight-month period from the inception of the JPVF Mid-Cap Growth Portfolio on May 1 to December 31, 2001, was not at all beneficial to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 9.89%. For its part, the JPVF Mid-Cap Growth Portfolio lost 14.17%, under performing the index by 4.28 percentage points.

The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for Mid-Cap Growth's holdings, three of ten sector positions outperformed their corresponding index sectors.

Throughout the period, we didn't do anything differently than we did before: we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Of course, no investment approach, including ours, does well always. But we believe our approach will work again, and we are sticking to it. Indeed, our approach did in fact generate excellent returns in the fourth quarter: our Portfolio was up 25%, but that wasn't enough to compensate for the losses suffered earlier.

In all, the Portfolio's performance

18 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------

pattern was typical of that of our growth-stock portfolios, which have tended to perform well in rising markets and under perform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which get whacked in bear markets. Conversely, as investors become more optimistic about the earning outlook for corporate America, valuations matter less and those same stocks tend to lead market upswings.

Contributing the most to performance were our health-care holdings: they amounted to a 23% weighting and rose 8%, compared with a 4% return for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 40%, versus a 28% drop by the sector. In general, tech stocks, constituting 25% of the Portfolio, were pounded due to investor worries about a spat of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.

Mid-Cap Growth was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Portfolio's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with a sizable technology weighting comparable to the tech sector's weighting in the index, the Portfolio was enormously vulnerable to the bear market in tech shares. We hasten to add that sector neutrality generally is prudent because the performance advantage in the market typically shifts swiftly and unpredictably from sector to sector, and thus Mid-Cap Growth is always primed to capitalize on the sectors that happen to be in favor at any given time. But when a major sector like technology is out of favor, as was the case until recently, it can create short-term problems for the Portfolio.

In absolute terms, our consumer-staples stocks recorded the best return, a gain of 18%, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks -- mainly telecommunications stocks -- lost the most, 46%, in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting, in line with the weighting of the index's consumer-staples sector. The utilities/communication position was similarly modest, totaling 2%.

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, wireless-communications, and financial-transaction-processing companies.

--------------------------------------------------------------------------------

          MID-CAP GROWTH PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

               MID-CAP                 RUSSELL
                GROWTH              MID-CAP GROWTH
5/01            10000                   10000
                 9991                    9817
6/01            10013                    9822
7/01             9175                    9160
8/01             8384                    8496
9/01             6865                    7091
10/01            7417                    7837
11/01            8358                    8681
12/01            8583                    9011

                     ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                     ---------------------------------------

                                                     RUSSELL
                                                     MIDCAP
                                      MID-CAP        GROWTH
                                      GROWTH         INDEX
                      INCEPTION       -14.17%         -9.89%




                                 INCEPTION DATE
                                  MAY 1, 2001

Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

----------------------------------------------------------------------------- 19

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                PERIOD FROM
                                                MAY 1, 2001
                                                  THROUGH
                                            DECEMBER 31, 2001 (A)

Net asset value, beginning of period              $    10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income
  Net gains and losses on securities
   (both realized and unrealized)                      (1.42)
                                                  ----------

 Total from investment operations                      (1.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                                  ----------

 Total distributions                                    0.00

Net asset value, end of period                    $     8.58
                                                  ==========


Total Return (B)                                      (14.17%)

Ratios to Average Net Assets: (C)
 Expenses                                               1.24%
 Net investment income                                 (0.99%)

Portfolio Turnover Rate                               182.81%

Net Assets, At End of Period                      $ 11,586,092

--------------------------------------------------------------------------------

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)   Ratios are calculated on an annualized basis.

                       See notes to financial statements.

20 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

   COMMON STOCK--95.16%

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
ADVERTISING-2.69%
Getty Images, Inc.+                         3,740               $    85,945
Interpublic Group of Companies, Inc., The   4,950                   146,223
TMP Worldwide, Inc.+                        1,870                    80,223
                                                                -----------
                                                                    312,391
                                                                -----------

BANKING-0.50%
Commerce Bancorp, Inc.                      1,460                    57,436
                                                                -----------

BEVERAGES-0.72%
Pepsi Bottling Group, Inc., The             3,530                    82,955
                                                                -----------

BROADCASTING-2.83%
Adelphia Communications Corp.+              2,840                    88,551
Univision Communications, Inc.+             2,970                   120,166
USA Networks, Inc.+                         2,080                    56,805
Westwood One, Inc.+                         2,080                    62,504
                                                                -----------
                                                                    328,026
                                                                -----------

CHEMICALS-1.37%
Air Products & Chemicals, Inc.              1,670                    78,340
Cabot Microelectronics Corp.+               1,010                    80,043
                                                                -----------
                                                                    158,383
                                                                -----------

COMMERCIAL SERVICES-1.94%
Express Scripts, Inc.+                      1,780                    83,233
Laboratory Corporation of America Holdings+ 1,750                   141,488
                                                                -----------
                                                                    224,721
                                                                -----------

COMPUTER EQUIPMENT & SERVICES-4.91%
Affiliated Computer Services, Inc.+           530                    56,249
BISYS Group, Inc., The+                     1,060                    67,829
CDW Computer Centers, Inc.+                 1,970                   105,809
Fiserv, Inc.+                               2,545                   107,704
NVIDIA Corp.+                               1,470                    98,343
SunGard Data Systems, Inc.+                 4,590                   132,789
                                                                -----------
                                                                    568,723
                                                                -----------

COMPUTER INFORMATION & TECHNOLOGY-0.59%
Interwoven, Inc.+                           7,050                    68,667
                                                                -----------

COMPUTER NETWORK-4.58%
Brocade Communications Systems, Inc.+       4,100                   135,792
Extreme Networks, Inc.+                     9,610                   123,969
Finisar Corp.+                             12,320                   125,294
Network Appliance, Inc.+                    3,590                    78,513
RSA Security, Inc.+                         3,820                    66,697
                                                                -----------
                                                                    530,265
                                                                -----------

COMPUTER SOFTWARE-6.81%
Advent Software, Inc.+                      1,200                    59,940
BEA Systems, Inc.+                          3,900                    60,099
Liberate Technologies, Inc.+                5,740                    65,895
Macromedia, Inc.+                           3,330                    59,274
Manugistics Group, Inc.+                    2,560                    53,965
Mercury Interactive Corp.+                  3,320                   112,814
Micromuse, Inc.+                            3,360                    50,400
NetIQ Corp.+                                1,680                    59,237
Rational Software Corp.+                    5,930                   115,635
Symantec Corp.+                             1,550                   102,812
TIBCO Software, Inc.+                       3,260                    48,672
                                                                -----------
                                                                    788,743
                                                                -----------

CONSULTING SERVICES-0.59%
Corporate Executive Board Co., The+         1,880                    68,996
                                                                -----------

EDUCATIONAL SERVICES-1.94%
Apollo Group, Inc.+                         1,620                    72,916
SmartForce, PLC, ADR+                       4,060                   100,485
University of Phoenix Online+               1,580                    51,492
                                                                -----------
                                                                    224,893
                                                                -----------

ELECTRONIC COMPONENTS-1.39%
Sanmina-SCI Corp.+                          8,090                   160,991
                                                                -----------

ELECTRONICS-1.68%
Electronics Boutique Holdings Corp.+        1,670                    66,700
Teradyne, Inc.+                             4,230                   127,492
                                                                -----------
                                                                    194,192
                                                                -----------

ELECTRONICS - SEMICONDUCTORS-9.60%
Altera Corp.+                               3,030                    64,297
Elantec Semiconductor, Inc.+                1,870                    71,808
GlobespanVirata, Inc.+                     14,900                   192,955
Intersil Corp.+                             4,010                   129,323
KLA-Tencor Corp.+                           2,610                   129,352
Marvell Technology Group, Ltd.+             2,400                    85,968
Microsemi Corp.+                            1,380                    40,986
Microtune, Inc.+                            4,560                   106,978
Novellus Systems, Inc.+                     2,340                    92,313
QLogic Corp.+                               4,450                   198,070
                                                                -----------
                                                                  1,112,050
                                                                -----------

ENTERTAINMENT & LEISURE 1.02%
International Game Technology+              1,730                   118,159
                                                                -----------

ENVIRONMENTAL CONTROLS-1.04%
Waters Corp.+                               3,120                   120,900
                                                                -----------

FINANCIAL SERVICES-3.92%
Bear Stearns Companies, Inc., The           1,740                   102,034
E*TRADE Group, Inc.+                        6,290                    64,473
Investors Financial Services Corp.          1,000                    66,210
Legg Mason, Inc.                            1,550                    77,469
Neuberger Berman, Inc.                      1,045                    45,876
SEI Investments Co.                         2,180                    98,340
                                                                -----------
                                                                    454,402
                                                                -----------

FOOD PRODUCTS-0.92%
Dean Foods Co.+                               830                    56,606
McCormick & Co., Inc.                       1,180                    49,525
                                                                -----------
                                                                    106,131
                                                                -----------

FOREST PRODUCTS & PAPER-0.50%
Boise Cascade Corp.                         1,690                    57,477
                                                                -----------

--------------------------------------------------------------------------------

                       See notes to financial statements.

----------------------------------------------------------------------------- 21

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001--CONTINUED

   COMMON STOCK--CONTINUED

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
HEALTHCARE-1.95%
AmerisourceBergen Corp.                     1,350               $    85,793
First Health Group Corp.+                   2,530                    62,592
Quest Diagnostics, Inc.+                    1,080                    77,447
                                                                -----------
                                                                    225,832
                                                                -----------

HUMAN RESOURCES-0.72%
Robert Half International, Inc.+            3,130                    83,571
                                                                -----------

INSURANCE-1.39%
Anthem, Inc.+                               1,630                    80,685
Principal Financial Group, Inc., The+       3,330                    79,920
                                                                -----------
                                                                    160,605
                                                                -----------

INTERNET SERVICES-4.49%
CNET Networks, Inc.+                       14,650                   131,411
EarthLink, Inc.+                            4,710                    57,321
Internet Security Systems, Inc.+            3,230                   103,554
Overture Services, Inc.+                    2,700                    95,661
Yahoo!, Inc.+                               7,480                   132,695
                                                                -----------
                                                                    520,642
                                                                -----------

MANUFACTURING-0.76%
SPX Corp.+                                    640                    87,616
                                                                -----------

MEDICAL - BIOTECHNOLOGY-8.54%
Affymetrix, Inc.+                           3,180                   120,045
Aviron+                                     2,590                   128,801
Cephalon, Inc.+                             1,130                    85,411
CV Therapeutics, Inc.+                      1,870                    97,277
Genzyme Corp.+                              3,360                   201,130
IDEC Pharmaceuticals Corp.+                 2,530                   174,393
Inhale Therapeutic Systems, Inc.+           2,800                    51,940
InterMune, Inc.+                            1,180                    58,127
Universal Health Services, Inc., Class B+   1,680                    71,870
                                                                -----------
                                                                    988,994
                                                                -----------

MEDICAL PRODUCTS-6.37%
Cytyc Corp.+                                1,940                    50,634
Guidant Corp.+                              4,580                   228,084
Henry Schein, Inc.+                         1,680                    62,210
Invitrogen Corp.+                           1,270                    78,651
St. Jude Medical, Inc.+                     1,650                   128,123
Varian Medical Systems, Inc.+               1,610                   114,729
Zimmer Holdings, Inc.+                      2,460                    75,128
                                                                -----------
                                                                    737,559
                                                                -----------

MEDICAL SUPPLIES-0.71%
DENTSPLY International, Inc.                1,640                    82,328
                                                                -----------

OIL & GAS - INTEGRATED-1.52%
Nabors Industries, Inc.+                    2,860                    98,184
Weatherford International, Inc.+            2,100                    78,246
                                                                -----------
                                                                    176,430
                                                                -----------

OIL & GAS PRODUCERS-2.09%
Devon Energy Corp.                          1,730                    66,865
Kerr-McGee Corp.                              990                    54,252
Murphy Oil Corp.                              710                    59,668
Pogo Producing Co.                          2,340                    61,472
                                                                -----------
                                                                    242,257
                                                                -----------

OIL & GAS SERVICES & EQUIPMENT-1.61%
BJ Services Co.+                            2,770                    89,887
ENSCO International, Inc.                   3,910                    97,164
                                                                -----------
                                                                    187,051
                                                                -----------

PHARMACEUTICAL-4.59%
Andrx Group+                                1,090                    76,747
Gilead Sciences, Inc.+                      2,070                   136,040
King Pharmaceuticals, Inc.+                 5,426                   228,597
OSI Pharmaceuticals, Inc.+                  2,010                    91,937
                                                                -----------
                                                                    533,321
                                                                -----------

RETAIL - INTERNET-0.90%
Amazon.com, Inc.+                           9,610                   103,980
                                                                -----------

RETAIL STORES-3.27%
American Eagle Outfitters, Inc.+            3,790                    99,184
Bed Bath & Beyond, Inc.+                    3,200                   108,480
Best Buy Company, Inc.+                     1,170                    87,142
Talbots, Inc., The                          2,330                    84,463
                                                                -----------
                                                                    379,269
                                                                -----------

TELECOMMUNICATIONS - EQUIPMENT &
  SERVICES-4.04%
Broadcom Corp.+                             5,570                   228,252
Polycom, Inc.+                              6,980                   240,112
                                                                -----------
                                                                    468,364
                                                                -----------

TELECOMMUNICATIONS - WIRELESS-0.73%
Nextel Communications, Inc.+                7,720                    84,611
                                                                -----------

TEXTILES & APPAREL-0.80%
Coach, Inc.+                                2,370                    92,383
                                                                -----------

TRANSPORTATION-0.56%
CSX Corp.                                   1,860                    65,193
                                                                -----------

UTILITIES - ELECTRIC & GAS-0.58%
Power-One, Inc.+                            6,430                    66,936
                                                                -----------

TOTAL COMMON STOCK
  (Cost $9,766,801)                                              11,025,443
                                                                -----------

TOTAL INVESTMENTS
 (Cost $9,766,801)                          95.16%               11,025,443
Other assets, less liabilities               4.84                   560,649
                                           ------               -----------


TOTAL NET ASSETS                           100.00%              $11,586,092
                                           ======               ===========


+ Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.

22 -----------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

                     Common Stock                     95.45%
                     Cash                              4.55%

                     ---------------------------------------
                               NUMBER OF HOLDINGS
                     ---------------------------------------

                                       37

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN EQUITIES           PORTFOLIO++
                     ---------------------------------------
                     Citigroup, Inc.               5.82%
                     Microsoft Corp.               5.53%
                     Comcast Corp.                 4.83%
                     Pfizer, Inc.                  4.65%
                     General Electric Co.          4.64%
                     Viacom, Inc., Class B         4.41%
                     Genentech, Inc.               4.29%
                     Liberty Media Corp.           4.28%
                     Fannie Mae                    4.27%
                     Nokia Oyj, ADR                4.25%

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN INDUSTRIES         PORTFOLIO++
                     ---------------------------------------
                     Broadcasting                 12.49%
                     Banking                       8.66%
                     Pharmaceutical                7.85%
                     Multimedia                    7.24%
                     Computer Software             7.07%
                     Electronics - Semiconductors  5.93%
                     Electronic Components         5.36%
                     Diversified Operations        4.64%
                     Medical-Biotechnology         4.29%
                     Government Agency             4.27%

                          ++Represents market value of
                             investments plus cash.

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                           Janus Capital Corporation

                               E. MARC PINTO, CFA
                                 VICE PRESIDENT

                   - Joined Janus Capital Corporation in 1994
                   - Over 16 years of investment experience
                   - B.A. from Yale University
                   - M.B.A. from Harvard University
                   - Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY
                            To seek capital growth.
      Realization of income is not a significant investment consideration.

                           NET ASSETS AS OF 12/31/01
                                  $263,092,721

--------------------------------------------------------------------------------

Uncertainty prevailed throughout much of the economic landscape in the second half of the year as the U.S. economy continued to weaken. U.S. unemployment rose to a six-year high and companies across every sector of the economy reported dismal second- and third-quarter earnings. Without question, the events of September 11 only accelerated the economy's downturn. That said, the National Bureau of Economic Research's announcement in November that the U.S. was in a recession, and had been so since March, was not surprising. In fact, the timing gave some hope that an economic bottom may be close at hand.

Fueling that optimism were low interest rates, energy prices, taxes and prices - all of which allowed consumer spending and home sales to hold up surprisingly well. Retail sales ebbed and flowed nonetheless, with their biggest monthly jump in October, thanks in part to 0% auto financing deals, then an abrupt drop in November. Consumer confidence also followed a similar bumpy route but finished higher.

Near year-end, investors seemed willing to look past negative economic news and bid stock prices up. The optimism wasn't enough to undo the markets' overall decline, however, and most of the major market indices in the U.S. and abroad reported losses for the six-month period. The JPVF Capital Growth Portfolio also fell in this challenging environment and underperformed its benchmark, the S&P 500 Index.

Detracting from our performance was Microsoft. As the PC market remained weak, shares of Microsoft also suffered. Nevertheless, we held on to the software giant as it is often considered a safe haven in technology with its dominant market share and solid cash flow. Furthermore, the company reported a number of positive

24 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------

developments, including its settlement agreement with the Justice Department. Though there are still lawsuits pending with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox. While Windows XP got off to a slow start, reviews of the operating system have been favorable. Xbox is the company's first foray into the gaming industry and is proving to be a hit with consumers as well as developers, with 38 games already available by year-end. In the future, Xbox stands to position Microsoft as a supplier of new services to subscribers, including interactive TV, cable modem and satellite needs.

Enron was unquestionably our biggest disappointment. It is still unclear how much of the company's collapse was due to its aggressive accounting procedures, off-balance sheet transactions and weakness in its core businesses. Other possible causes of the company's spectacular failure include its crisis in client confidence and in its inability to do business. Regardless, we should have paid more attention to former CEO Jeff Skilling's resignation in August and to the effect of the company's debt load, reported and otherwise, on its overall business model.

Making a positive contribution to our performance was Nokia. During a recent meeting, the world's largest mobile phone maker guided up earnings expectations for its next quarter and reconfirmed its 20% growth estimates for 2002. Also encouraging was the company's inventory level, 50% of which had been worked off over the past year, as well as its success with 2.5G technology. In a nutshell, Nokia continued to deliver exactly as it said it would, advancing in both its handset and infrastructure divisions.

Though some of our "steady Eddie" names were punished as investors rotated out of slower-growing, more predictable earnings businesses toward the end of the year, others held their ground, including Anheuser-Busch. The brewing giant has benefited from the slow but steady decline in brewing capacity across the industry, which has allowed the company to enact modest price increases at a time when volume growth is accelerating, providing a catalyst for peer-beating earnings growth. Additionally, the company reaffirmed its outlook for double-digit growth next year.

Going into 2002, we'll maintain our balanced approach to stock picking, concentrating on those names we have the most confidence in from a range of industries. As it stands now, the Portfolio has a relatively low number of holdings as we sold those that, in our opinion, lacked the fundamentals to weather the rest of the slowdown or hadn't positioned themselves to benefit handsomely from the eventual upturn. We'll also continue paying close attention to valuation, trimming or selling when we feel the stock price runs too far ahead of itself. This strategy, coupled with a diverse, high-quality growth portfolio, should position us favorably for any economic environment.

--------------------------------------------------------------------------------

                 CAPITAL GROWTH PORTFOLIO AND THE S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

               CAPITAL                 S&P 500
             GROWTH FUND                INDEX
5/92            10000                   10000
                10087                    9958
                10925                   10272
12/92           12724                   10787
                13604                   11256
                13635                   11310
                14752                   11598
12/93           15869                   11867
                15387                   11420
                14720                   11470
                15553                   12031
12/94           15353                   12028
                16045                   13195
                17479                   14451
                20143                   15596
12/95           21762                   16532
                23919                   17512
                25766                   18399
                26224                   19074
12/96           25951                   20767
                26015                   20860
                30540                   24494
                33805                   26326
12/97           33582                   27079
                39281                   30849
                41989                   31864
                36869                   28701
12/98           46502                   34802
                50983                   36534
                53243                   39105
                51361                   36663
12/99           67270                   42118
                74984                   43084
                71917                   41940
                70336                   41533
12/00           58217                   38284
                47465                   33743
                51001                   35717
                37663                   30474
12/01           43552                   33731

                     ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                     ---------------------------------------

                                       CAPITAL       S&P 500
                                       Growth         Index
                      1 YEAR           -25.19%       -11.89%
                      5 YEAR            10.91%        10.69%
                      INCEPTION         16.43%        13.39%



                                 INCEPTION DATE
                                  MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

----------------------------------------------------------------------------- 25

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED    YEAR ENDED
                                              DECEMBER         DECEMBER        DECEMBER          DECEMBER      DECEMBER
                                              31, 2001         31, 2000        31, 1999          31, 1998      31, 1997

Net asset value, beginning of period         $   32.57         $   39.27      $    27.90          $  21.23      $  17.26

INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                                               (0.12)            (0.09)
 Net gains and losses on securities
  (both realized and unrealized)                 (8.03)            (4.88)          12.31              8.25          4.99
                                              --------         ---------       ---------         ---------     ---------

 Total from investment operations                (8.03)            (4.88)          12.19              8.16          4.99

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
  investment income
 Distributions from capital gains                (2.07)            (1.82)          (0.82)            (1.49)        (0.81)
 Distributions in excess of capital gains                                                                          (0.21)
                                              --------         ---------       ---------         ---------     ---------

 Total distributions                             (2.07)            (1.82)          (0.82)            (1.49)        (1.02)

Net asset value, end of period               $   22.47         $   32.57      $    39.27          $  27.90      $  21.23
                                              ========         =========       =========         =========     =========
 Total Return (A)                               (25.19%)          (13.46%)         44.65%            38.47%        29.41%

Ratios to Average Net Assets:
 Expenses                                         1.06%             1.05%           1.03%             1.09%         1.09%
 Net investment income                           (0.45%)           (0.60%)         (0.42%)           (0.38%)        0.02%

Portfolio Turnover Rate                          42.83%            23.17%          41.65%            54.58%        91.66%

Net Assets, At End of Period                 $263,092,721      $350,038,157   $365,864,399        $198,002,451  $124,123,995

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

See notes to financial statements.

26 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------

   COMMON STOCK--95.51%

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.38%
Honeywell International, Inc.             107,230             $  3,626,519
                                                              ------------

BANKING-8.66%
Bank of New York Company, Inc., The       183,255                7,476,804
Citigroup, Inc.                           303,531               15,322,245
                                                              ------------
                                                                22,799,049
                                                              ------------

BEVERAGES-2.06%
Anheuser-Busch Companies, Inc.            120,135                5,431,303
                                                              ------------

BROADCASTING-12.50%
Cablevision Systems Corp.+                111,940                5,311,553
Cablevision Systems Corp. -
  Rainbow Media Group+                    144,510                3,569,397
Comcast Corp.+                            353,530               12,727,080
Liberty Media Corp.+                      805,160               11,272,240
                                                              ------------
                                                                32,880,270
                                                              ------------

COMMERCIAL SERVICES-0.02%
Scientific Games Corp.+                     4,572                   40,005
                                                              ------------

COMPUTER EQUIPMENT & SERVICES-1.45%
Symbol Technologies, Inc.                 240,895                3,825,413
                                                              ------------

COMPUTER SOFTWARE-7.07%
Microsoft Corp.+                          219,485               14,545,267
Oracle Corp.+                             294,555                4,067,805
                                                              ------------
                                                                18,613,072
                                                              ------------

DIVERSIFIED OPERATIONS-4.65%
General Electric Co.                      305,065               12,227,005
                                                              ------------

ELECTRONIC COMPONENTS-5.37%
Flextronics International, Ltd.+          288,445                6,919,796
Linear Technology Corp.                   184,360                7,197,414
                                                              ------------
                                                                14,117,210
                                                              ------------

ELECTRONICS - SEMICONDUCTORS-5.93%
Applied Materials, Inc.+                  167,355                6,710,936
ASML Holding, NV+                         279,800                4,770,590
Texas Instruments, Inc.                   147,775                4,137,700
                                                              ------------
                                                                15,619,226
                                                              ------------

ENGINEERING & CONSTRUCTION-0.99%
Fluor Corp.                                69,790                2,610,146
                                                              ------------

ENTERTAINMENT & LEISURE-3.97%
Metro-Goldwyn-Mayer, Inc.+                175,745                3,848,816
MGM Mirage, Inc.+                         228,630                6,600,548
                                                              ------------
                                                                10,449,364
                                                              ------------

FINANCIAL SERVICES-2.90%
Charles Schwab Corp., The                 210,666                3,259,003
Morgan Stanley Dean Witter & Co.           77,920                4,358,845
                                                              ------------
                                                                 7,617,848
                                                              ------------

GOVERNMENT AGENCY-4.27%
Fannie Mae                                141,335               11,236,133
                                                              ------------

MEDICAL - BIOTECHNOLOGY-4.30%
Genentech, Inc.+                          208,315               11,301,089
                                                              ------------

MULTIMEDIA-7.25%
AOL Time Warner, Inc.+                    232,392                7,459,783
Viacom, Inc., Class B+                    262,836               11,604,209
                                                              ------------
                                                                19,063,992
                                                              ------------

OIL & GAS - INTEGRATED-0.96%
Exxon Mobil Corp.                          64,345                2,528,759
                                                              ------------

OIL & GAS PRODUCERS-3.86%
Anadarko Petroleum Corp.                  178,515               10,148,578
                                                              ------------

PHARMACEUTICAL-7.85%
American Home Products Corp.               69,730                4,278,633
Pfizer, Inc.                              307,237               12,243,394
Schering-Plough Corp.                     115,365                4,131,221
                                                              ------------
                                                                20,653,248
                                                              ------------

RETAIL STORES-3.88%
Walgreen Co.                              146,230                4,922,102
Wal-Mart Stores, Inc.                      91,845                5,285,680
                                                              ------------
                                                                10,207,782
                                                              ------------

TELECOMMUNICATIONS - EQUIPMENT
  & SERVICES-4.25%
Nokia Oyj, ADR                            455,645               11,176,972
                                                              ------------

TELECOMMUNICATIONS - INTEGRATED-1.01%
Qwest Communications International, Inc.  187,850                2,654,321
                                                              ------------

TELECOMMUNICATIONS - WIRELESS-0.93%
Vodafone Group, PLC, ADR                   95,160                2,443,709
                                                              ------------

TOTAL COMMON STOCK
  (Cost $236,069,067)                                          251,271,013
                                                              ------------

TOTAL INVESTMENTS
  (Cost $236,069,067)                       95.51%             251,271,013
Other assests, less liabilities              4.49               11,821,708
                                           ------             ------------


TOTAL NET ASSETS                           100.00%            $263,092,721
                                           ======             ============

+ Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.

----------------------------------------------------------------------------- 27

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
-------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

                     Common Stock                     86.58%
                     Cash                             11.61%
                     Preferred Stock                   1.71%
                     Rights and Warrants               0.10%

                     ---------------------------------------
                               NUMBER OF HOLDINGS
                     ---------------------------------------

                                       67

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN EQUITIES           PORTFOLIO++
                     ---------------------------------------
                     Equity Office Prop
                       Trust, REIT                 3.55%
                     Alcoa, Inc.                   3.18%
                     Ocean Energy, Inc.            2.66%
                     Newcrest Mining, Ltd.         2.62%
                     Placer Dome, Inc.             2.57%
                     Sun Hung Kai Prop., Ltd.      2.53%
                     AK Steel Holding Corp.        2.51%
                     Norske Skog Canada, Ltd.      2.48%
                     Global SantaFe Corp.          2.33%
                     El Paso Corp.                 2.29%

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN INDUSTRIES         PORTFOLIO++
                     ---------------------------------------
                     Oil & Gas Producers          16.89%
                     Mining & Metals -
                     Precious                     14.13%
                     Forest Products & Paper      13.01%
                     Real Estate                  12.69%
                     Mining & Metals -
                     Ferrous & Nonferrous         10.30%
                     Oil & Gas-Integrated         10.00%
                     Utilities-Electric & Gas      4.87%
                     Oil & Gas Services &
                       Equipment                   3.00%
                     Oil & Gas-Distribution
                       & Marketing                 2.29%
                     Automotive Parts
                       & Equipment                 0.82%

                          ++Represents market value of
                             investments plus cash.

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                         Van Eck Associates Corporation

                             DEREK S. VAN ECK, CFA
                                   PRESIDENT

                      - M.B.A. from J.L. Kellogg Graduate
                        School of Management
                      - B.A. from Williams College
                      - Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY

  To realize long-term capital appreciation by globally investing primarily in
                            "Hard Asset Securities."

                           NET ASSETS AS OF 12/31/01
                                   $4,224,714

                CLOSED TO NEW INVESTORS, EFFECTIVE MAY 1, 2001.

--------------------------------------------------------------------------------

   The year 2001 was difficult for most financial markets, primarily the result of a global economic slowdown. Most commodity prices fell sharply as global demand declined. Related stocks, however, had mixed returns, with some sectors turning in positive returns. Real estate securities provided good returns despite an economic downturn. In this environment, the JPVF Global Hard Assets Portfolio had a total return of -11.82% for the year, which, although disappointing, outperformed both the Standard & Poor's 500 Index, which was down 11.89% and the Goldman Sachs Natural Resources Index which fell 15.6% during the same period. The Portfolio also outperformed the CRB (commodities) Index and the Goldman Sachs Commodities Index, which were down 16.34% and 31.93%, respectively.

   MARKET REVIEW

   Despite hopes for a rebound from the weak market performance of 2000, 2001 also saw significant broad market declines (marking the first successive years of decline in the U.S. stock market since 1973/74) as a result of a slowing economy, weak corporate profits, and the September 11 terrorist attacks. Throughout the course of the year the Federal Reserve lowered interest rates-11 times for a total of 525 basis points (5.25%)-and the government implemented a tax cut. Unfortunately, these measures failed to provide any real boost to the economy, though it could be argued that monetary and fiscal stimulus were partially responsible for the surprising post-September 11 rally.

   2001 was one of the two worst years for commodities in the last twenty years. Slowing economies around the globe had a dramatic impact on commodity demand. Record declines in demand across most commodities were the prime driver behind poor performance. The September 11 tragedy pushed commodities prices down further, even while the broad stock market and commodities-related stocks (after witnessing some volatility in the days immediately after September 11) rallied in the fourth quarter. As of the end of the year, most commodities were trading at their mean production costs. However, some related stocks fared surprisingly well due to other factors, such as defensive characteristics or industry improvements.

   For the ENERGY sector, 2001 was a tale of a reversal of fortune. At the beginning of the year, an energy shortage seemed imminent, whether in electricity with shortages in California and the western coast, or on the natural gas side. In contrast, by the end of the year, the question was how big the electricity surplus was and how long it was going to take to work off the record surplus in natural gas inventories. In addition, on the oil side, the market went from debating how small OPEC excess capacity was to what the compliance rate on the latest 1.5 million barrel per day OPEC production cut was going to be to keep prices from falling further. As a result, every energy sub-sector had a negative year in terms of return.

   More specifically, natural gas prices tumbled during the year as mild weather and the substituting of other; cheaper fuels caused inventories to swell (the continuous natural gas contract fell 73.71%). On the oil side, less-than-expected demand and a buildup in non-OPEC supply caused prices to fall over the course of the year. Crude averaged $25.90 a barrel, down approximately 15% from the average in 2000. We substantially reduced the Portfolio's exposure to energy during the first half of the year, from approximately 50% to 34%, and established a more defensive energy position. Specifically, we reduced holdings in higher volatility oil service companies (which fell 29.8% in 2001) while increasing holdings in integrated oil stocks (-0.52%), which should be less affected by lower oil prices. In the second half of the year, we purchased some utility stocks on price weakness resulting partly from the collapse of Enron, the oil trading company (the Portfolio did not hold any Enron shares).

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
-------------------------------------------------------------------------------

These stocks offer 5%+ dividend yields, are defensive in nature, and were trading at very reasonable price-earnings ratios. The Portfolio ended the year with a 40% position in the energy sector.

   PAPER AND FOREST PRODUCT stocks performed relatively well this year (+2.3%), in contrast to pulp and timber prices, as the markets responded to monetary stimulus and started to look beyond the recession and anticipate a North American economic and earnings recovery in the spring of 2002. These stocks were further boosted by continued industry consolidation, capacity cuts, and production and inventory discipline on the part of the industry. We almost doubled the Portfolio's position in paper and forest stocks from 7% to 13% by year-end.

   The industrial metals sector followed much the same pattern as the paper and forest products sector, both being cyclical in nature, with commodities down (-16.5%) and stocks up (6.6%) for the year. The sector also witnessed positive industry initiatives. We maintained a position of about 7%-10% in industrial metals share throughout 2001.

   Both GOLD and gold shares provided positive performance in 2001, primarily due to the uncertain economic and political environment and an increased awareness of the roll of gold as a hedge against financial and political risk. After declining early in 2001, the price of gold bullion reversed course, climbing along a steady path to finish the year at $278.70 an ounce, for a gain of 2.5%. Notably, from its first quarter low of $255, gold has risen approximately 9%. This upward move was punctuated by two abrupt rises to the $290 an ounce level. The first occurred in May when the markets became concerned over the potentially inflationary impact of excessive global monetary easing. The second occurred when investors sought a safe haven following the September 11 attacks. Gold shares, meanwhile, were one of the few asset classes with high positive returns in 2001, with a gain of 22.2% for the year, partly the result of fundamental industry improvements such as consolidation. We increased the Portfolio's gold share position from approximately 9% in the beginning of the year to 15% in the third quarter as real interest rates declined to zero (almost always very positive for gold), the industry outlook improved and general uncertainty and volatility continued.

   U.S. REAL ESTATE securities fared very well for the year with a gain of 12.8% as the positives of the sector's defensive characteristics outweighed any negatives brought on by slowing economies. Over the course of the year, fundamentals deteriorated with rents declining and vacancies increasing. Despite this, qualities such as predictable cash flow and steady high dividend yields continued to attract investor interest. During the year, another positive that helped U.S. REITs (real estate investment trusts) was their increasing legitimization as a substantial and accepted asset class. Both Equity Office Properties (3.5% of the Portfolio's assets as of December 31) and Equity Residential Properties were added to the S&P 500 Index and several smaller REITs were added to the Russell Indices (small-capitalization stock indices), which provided additional liquidity and increased exposure to the sector. Throughout the course of the year, we reduced the Portfolio's exposure to real estate (from 22.7% to 10% by year-end), reallocating assets in favor of gold, as we felt that the deteriorating fundamentals and the valuation for the sector did not warrant a large capital allocation.

   THE OUTLOOK

   The massive monetary stimulus witnessed in 2001 should help push commodity demand and prices higher over the course of the next 1-2 years and we are positive on certain hard assets. In addition, the fact that many commodities have been trading at their production costs, which has historically marked commodity price lows, is positive and suggests that the downside is limited. There are also a number of progressive industry factors that should further help certain sectors' stocks, such as paper and industrial metals. These include cost-cutting programs, production discipline and further consolidation. Defensive energy stocks should perform well, while we will continue to avoid certain sub-sectors, such as oil service stocks given the deteriorated fundamentals in the short-term. We remain cautious on real estate since the real estate cycle has matured. Gold continues to look promising given political uncertainty, further industry consolidation, and low real interest rates, which we expect to remain low for some time. In sum, there are many hard asset sectors that should offer good investment opportunities in the year to come.

--------------------------------------------------------------------------------

                GLOBAL HARD ASSETS PORTFOLIO, THE S&P 500 INDEX
                          AND THE LIPPER BENCHMARK(1)
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

              GLOBAL HARD              S&P 500         LIPPER
            ASSETS PORTFOLIO            INDEX        BENCHMARK(1)
8/85            10000                   10000           10000
                12987                   13070           12189
12/86           13646                   13800           12415
                22164                   16745           19345
                20392                   17584           18429
                24761                   18746           22113
                18325                   14519           16944
                16901                   15345           15396
                16755                   16359           15041
                14766                   16915           13359
12/88           14433                   16915           13768
                15249                   18110           14711
                14364                   19705           14488
                15006                   21812           15770
                17210                   22256           18387
                15812                   21585           16804
                13785                   22936           14925
                14846                   19799           15425
12/90           13035                   21564           13893
                12337                   24685           13197
                13532                   24631           14518
                12194                   25947           13445
                12316                   28106           13809
                11826                   27399           12923
                12760                   27921           13400
                12844                   28801           12548
12/92           11916                   30245           11167
                14112                   31562           13844
                18279                   31711           18325
                15635                   32520           16453
                19578                   33274           20875
                19639                   32021           19124
                17542                   32160           18704
                19936                   33732           22616
12/94           16882                   33725           19626
                17214                   36998           18492
                17323                   40519           18717
                18152                   43729           19788
                17348                   46353           18676
                21724                   49103           22803
                19740                   51595           21453
                18695                   53500           21026
12/96           17793                   58251           19758
                16473                   58505           18114
                14423                   68711           15898
                14571                   73857           16091
                 9852                   75978           11395
                10722                   86553           12346
                 9650                   89402           11564
                 8439                   80526            9846
12/98            8487                   97646            9610
                 8912                  102504           10284
                10080                  109717           12179
                 9921                  102866           12324
                10113                  118171           12591
                10016                  120882           13696
                10204                  117670           14228
                10521                  116530           15109
12/00           10941                  107412           15923
                10057                   94673           15180
                10227                  100212           15012
                 8877                   85500           12411
12/31/01         9648                   94640           14091

                  -----------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                  -----------------------------------------------

                            GLOBAL HARD   S&P 500      LIPPER
                               ASSETS      INDEX     BENCHMARK(1)
                  1 YEAR      -11.82%     -11.89%     -11.51%
                  5 YEAR      -11.52%      10.69%      -6.53%
                  10 YEAR      -2.41%      12.91%       0.20%
                  INCEPTION    -0.22%      14.66%       2.11%



                                 INCEPTION DATE
                                 AUGUST 1, 1985

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Global Hard Assets Portfolio (the "Portfolio"), at its inception with a similar investment in the S&P 500 Index and the Lipper benchmark. For the purposes of this line graph, and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on policies which may include a premium tax charge, account fees, cost of insurance, mortality expense and surrender charge, as applicable.

(1) THE LIPPER BENCHMARK REFLECTS THE PERFORMANCE OF THE LIPPER GOLD FUND AVERAGE FROM AUGUST 1, 1985 THROUGH APRIL 30, 1998 AND THE LIPPER NATURAL RESOURCES FUND AVERAGE FROM MAY 1, 1998 THROUGH DECEMBER 31, 2001. THE LIPPER GOLD FUND AND NATURAL RESOURCES FUND AVERAGES ARE BASED ON THE RETURNS OF ALL MUTUAL FUNDS WITHIN THE CORRESPONDING OBJECTIVE AS COMPILED BY LIPPER ANALYTICAL SERVICES. THE AVERAGES INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND UNDERLYING FUND OPERATING EXPENSES.

----------------------------------------------------------------------------- 29

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
-------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED    YEAR ENDED
                                              DECEMBER         DECEMBER        DECEMBER          DECEMBER      DECEMBER
                                              31, 2001         31, 2000        31, 1999          31, 1998      31, 1997

Net asset value, beginning of period           $   9.60         $   8.99        $   7.55          $   8.92      $  16.60

INCOME FROM INVESTMENT OPERATIONS
 Net investment income                             0.12             0.13            0.14              0.17          0.02
 Net gains and losses on securities
  (both realized and unrealized)                  (1.24)            0.59            1.31             (1.41)        (7.30)
                                              ------------     -------------   -------------     ------------   -----------
 Total from investment operations                 (1.12)            0.72            1.45             (1.24)        (7.28)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income             (0.17)           (0.11)          (0.01)            (0.13)        (0.02)
 Dividends in excess of net
  investment income                                                                                                (0.07)
 Distributions from capital gains
 Distributions in excess of capital gains                                                                          (0.31)
                                              ------------     -------------   -------------     ------------   -----------

 Total distributions                              (0.17)           (0.11)          (0.01)            (0.13)        (0.40)

Net asset value, end of period                 $   8.31         $   9.60        $   8.99          $   7.55      $   8.92
                                              ============     =============   =============     ============   ===========
 Total Return (A)                                (11.82%)           8.19%          19.15%           (13.85%)      (44.63%)

Ratios to Average Net Assets:
 Expenses                                          1.06%            1.10%           1.17%             1.44%         1.07%
 Net investment income                             1.16%            1.63%           1.51%             2.13%         0.63%

Portfolio Turnover Rate                           85.73%          112.52%         215.51%           193.80%        19.70%

Net Assets, At End of Period                   $ 4,224,714      $ 5,074,940     $ 5,524,726       $ 4,333,663   $ 5,204,654

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


See notes to financial statements.

30 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
-------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------

   COMMON STOCK--91.68%

COMPANY                                    SHARES              MARKET VALUE
-------------------------------------------------------------------------------
AUTOMOTIVE PARTS & EQUIPMENT-0.87%
Delphi Automotive Systems Corp.             2,700               $   36,882
                                                                ----------

FOREST PRODUCTS & PAPER-11.97%
Abitibi-Consolidated, Inc., ADR            11,700                   85,644
Boise Cascade Corp.                         1,400                   47,614
Georgia-Pacific Group                         550                   15,186
International Paper Co.                     1,120                   45,192
Norske Skog Canada, Ltd.                   26,000                  110,756
Plum Creek Timber Company, Inc.               800                   22,680
Sappi, Ltd., ADR                            8,000                   82,000
Stora Enso Oyj, Class R                     5,500                   70,421
Willamette Industries, Inc.                   500                   26,060
                                                                ----------
                                                                   505,553
                                                                ----------

LODGING-0.22%
Host Marriott Corp.                         1,000                    9,000
Interstate Hotels Corp.+                       22                       31
Wyndham International, Inc.+                  652                      365
                                                                ----------
                                                                     9,396
                                                                ----------

MINING & METALS - FERROUS &
  NONFERROUS-10.91%
AK Steel Holding Corp.                      9,859                  112,195
Alcoa, Inc.                                 4,000                  142,200
Billiton, PLC                               8,800                   44,698
General Cable Corp.                         1,350                   17,685
Portman, Ltd.                             135,400                   97,031
USX - U.S. Steel Group                      2,600                   47,086
                                                                ----------
                                                                   460,895
                                                                ----------

MINING & METALS - PRECIOUS-14.96%
AngloGold, Ltd.SS.                         21,880                   77,350
Barrick Gold Corp.                          6,000                   95,700
Franco-Nevada Mining Corporation, Ltd.      5,725                   84,460
Gold Fields, Ltd.                             425                    2,037
Newcrest Mining, Ltd.                      55,200                  116,978
Newmont Mining Corp.                        2,640                   50,450
Placer Dome, Inc.                          10,550                  115,101
Sons of Gwalia, Ltd.                       10,000                   38,339
Stillwater Mining Co.+                      2,250                   41,625
TVX Gold, Inc.+                            23,000                    9,890
                                                                ----------
                                                                   631,930
                                                                ----------

OIL & GAS - DISTRIBUTION & MARKETING-2.43%
El Paso Corp.                               2,300                  102,603
                                                                ----------

OIL & GAS - INTEGRATED-10.59%
ChevronTexaco Corp.                         1,000                   89,610
Husky Energy, Inc.                          3,650                   37,659
Nabors Industries, Inc.+                    1,700                   58,361
Occidental Petroleum Corp.                  3,040                   80,651
Phillips Petroleum Co.                        800                   48,208
Royal Dutch Petroleum Co., ADR              1,500                   73,530
Suncor Energy, Inc. (Canada)                  700                   22,978
Suncor Energy, Inc., ADR                    1,100                   36,234
                                                                ----------
                                                                   447,231
                                                                ----------

OIL & GAS PRODUCERS-17.88%
Anadarko Petroleum Corp.                      800                   45,480
Devon Energy Corp.                          1,800                   69,570
Ensign Resource Service Group, Inc.         3,500                   29,271
GlobalSantaFe Corp.                         3,661                  104,412
Murphy Oil Corp.                              650                   54,626
Newfield Exploration Co.+                   1,640                   58,236
Noble Drilling Corp.+                       1,600                   54,464
Ocean Energy, Inc.                          6,200                  119,040
Oil Search, Ltd.                           17,500                   10,929
Origin Energy, Ltd.                        44,000                   63,536
Santos, Ltd.                               15,000                   47,604
Talisman Energy, Inc.                       2,600                   98,410
                                                                ----------
                                                                   755,578
                                                                ----------

OIL & GAS SERVICES & EQUIPMENT-3.17%
Cooper Cameron Corp.+                       1,500                   60,540
NQL Drilling Tools, Inc.+                   2,600                   11,906
Smith International, Inc.+                  1,150                   61,663
                                                                ----------
                                                                   134,109
                                                                ----------

PACKAGING & CONTAINERS-0.19%
Sealed Air Corp.+                             200                    8,164
                                                                ----------

REAL ESTATE-13.33%
AMB Property Corp.                          2,000                   52,000
Boston Properties, Inc.                     1,000                   38,000
Brookfield Properties Corp.                 4,800                   82,560
Cresent Real Estate Equities Co.            1,500                   27,165
Equity Office Properties Trust              5,277                  158,734
Sun Hung Kai Properties, Ltd.              14,000                  113,107
Vornado Realty Trust                        2,200                   91,520
                                                                ----------
                                                                   563,086
                                                                ----------

UTILITIES - ELECTRIC & GAS-5.16%
AES Corp., The+                             2,350                   38,423
CMS Energy Corp.                            1,700                   40,851
Dominion Resources, Inc.                    1,260                   75,726
Duke Energy Corp.                           1,600                   62,816
                                                                ----------
                                                                   217,816
                                                                ----------

TOTAL COMMON STOCK
  (Cost $3,874,514)                                              3,873,243
                                                                ----------

   PREFERRED STOCK--1.81%

FOREST PRODUCTS & PAPER-1.81%
TimberWest Forest Corp., UNIT               9,400                   76,552
                                                                ----------

TOTAL PREFERRED STOCK
  (Cost $56,297)                                                    76,552
                                                                ----------

  RIGHTS AND WARRANTS--0.11%

REAL ESTATE-0.11 %
Unibail (Union du Credit-Bail Immobilier),
  Warrants, exp. 05/11/04+                    500                    4,390
                                                                ----------

TOTAL RIGHTS AND WARRANTS
  (Cost $769)                                                        4,390
                                                                ----------

TOTAL INVESTMENTS
  (Cost $3,931,580)                         93.60%               3,954,185
Other assets, less liabilities               6.40                  270,529
                                          -------               ----------

TOTAL NET ASSETS                          100.00%               $4,224,714
                                          ======                ==========

+   Non-income producing security.
SS. Fair valued security (See Note B).

--------------------------------------------------------------------------------

                       See notes to financial statements.

----------------------------------------------------------------------------- 31

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

                     Common Stock                     95.88%
                     Cash                              3.58%
                     Preferred Stock                   0.54%

                     ---------------------------------------
                               NUMBER OF HOLDINGS
                     ---------------------------------------

                                      206

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN EQUITIES           PORTFOLIO++
                     ---------------------------------------
                     Timberland Co., The             2.23%
                     Iron Mountain, Inc.             1.65%
                     Armor Holdings, Inc.            1.61%
                     Advanced Digital
                       Information Corp.             1.55%
                     Coherent, Inc.                  1.52%
                     G & K Services, Inc.            1.48%
                     TeleTech Holdings, Inc.         1.41%
                     Corporate Executive
                       Board Co., The                1.39%
                     MSC Industrial Direct
                       Company, Inc.                 1.26%
                     Stillwater Mining Co.           1.22%

                     ---------------------------------------
                                                PERCENT OF
                     TOP TEN INDUSTRIES         PORTFOLIO+   +
                     ---------------------------------------
                     Pharmaceutical                  9.79%
                     Commercial Services             7.67%
                     Medical Products                6.81%
                     Computer Equipment
                       & Services                    6.55%
                     Healthcare                      4.97%
                     Textiles & Apparel              4.92%
                     Oil & Gas Producers             4.64%
                     Retail Stores                   4.04%
                     Educational Services            3.31%
                     Building Construction           3.08%

                          ++Represents market value of
                             investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF DEVELOPING COMPANIES WHICH INVOLVE GREATER RISK AND ARE GENERALLY MORE VOLATILE THAN INVESTMENTS IN MATURE COMPANIES.

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                            Lord, Abbett and Company
                                (Since 05/01/99)

                            STEPHEN J. MCGRUDER, CFA
                                    PARTNER
                       - Joined Lord, Abbett in 1995
                       - 32 years of investment experience
                       - B.S. from Stanford University
                       - B.A. in Business Economics from
                         Claremont McKenna College
                       - Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY
 To achieve growth of capital by investing in a diversified portfolio primarily of U.S. equity securities issued by small companies.

                           NET ASSETS AS OF 12/31/01
                                  $78,543,761

--------------------------------------------------------------------------------

   MARKET REVIEW

   During 2001, equity markets were characterized by a series of corrections and rebounds as the Internet Bubble continued to deflate. Although the fourth quarter was quite strong, most segments of market were lower for the year as a whole. Small cap stocks and value names were the only pockets of strength. While the S&P 500 declined 11.89% for the year, the Russell 2000 rose 2.5%, and the Russell 2000 Value index climbed 14%.

   The fourth quarter's strong gains came as consumer confidence improved and the employment situation stabilized somewhat post September 11th. Not surprisingly, the sectors that rebounded most strongly in the 4th quarter were those that fell most sharply in the 3rd quarter.

32 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

   PORTFOLIO REVIEW

   For the year, the JPVF Small Company Portfolio returned -7.18% outperforming the -9.23% return for the Portfolio's primary benchmark, the Russell 2000 Growth. The Portfolio's "conservative growth" stance helped performance during 2001, when the market rewarded earnings and stable growth. Contributing most to the Portfolio's performance over this time was excellent stock selection in healthcare, and particularly the focus on healthcare services and avoidance of biotechnology. The Portfolio also benefited from both the under weighting of and stock selection within the technology sector.

   Producer durables and consumer discretionary holdings were the main detractors from the Portfolio's performance last year. Within producer durables, the Portfolio was chiefly hurt by one telecommunications equipment holding that was affected by a sharp downturn in call center activity due to the slower economy. Within the consumer discretionary sector, several of the retail and business services holdings suffered notable, economy-related corrections.

   OUTLOOK

   Given the amount of both fiscal and monetary stimulus in the systems, we are increasingly optimistic that an economic recovery will be apparent by mid-2002, and will be led by the consumer. This prompts us to look for opportunities in cyclical names - particularly retailers and homebuilding. Healthcare continues to be an important area of emphasis for us, although we are managing valuations carefully in this sector. The Portfolio continues to be underweight in Technology, as we don't believe the sector has fully completed its inventory correction. While we do not want the Portfolio to be hugely underexposed at this segment of the market cycle, we also do not want to buy companies that will be unable to operate profitably or provide an adequate return to investors.

--------------------------------------------------------------------------------

           SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

             SMALL COMPANY                   RUSSELL 2000
              PORTFOLIO                      GROWTH INDEX
4/86            10000                           10000
                10372                           10400
                 9863                            8710
12/86           10565                            8806
                11914                           11200
                12813                           11045
                13698                           11403
                10396                            7883
                12119                            9256
                13176                            9844
                13151                            9573
12/88           13129                            9489
                14183                           10194
                15054                           10853
                16226                           11823
                15669                           11403
                15299                           11100
                15505                           11801
                12071                            8721
12/90           12759                            9418
                15336                           12295
                15663                           11869
                16103                           13149
                16999                           14238
                18699                           14628
                17992                           12871
                18527                           13121
12/92           21506                           15345
                22691                           15070
                22524                           15504
                23910                           16951
                24925                           17397
                24982                           16688
                24337                           15636
                26469                           17097
12/94           26834                           16974
                28241                           17905
                29736                           19682
                33164                           21920
                34809                           22244
                37702                           23521
                39076                           24896
                38570                           24684
12/96           40537                           24749
                38833                           22153
                44729                           26042
                52097                           30448
                50105                           27953
                53395                           31274
                51272                           29478
                39894                           22886
12/98           44205                           28296
                40113                           27821
                43794                           31925
                41405                           30354
                50480                           40489
                51933                           44246
                44989                           40985
                44744                           39358
12/00           41460                           31408
                34321                           26634
                39719                           31420
                30681                           22597
12/01           38482                           28509

                     ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                     ---------------------------------------

                                               RUSSELL 2000
                                     SMALL        GROWTH
                                    COMPANY       INDEX
                     1 YEAR          -7.18%       -9.23%
                     5 YEAR          -1.04%        2.87%
                     10 YEAR          8.51%        7.19%
                     INCEPTION        8.95%        6.91%



                                 INCEPTION DATE
                                 APRIL 18, 1986

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000 Growth Index is an unmanaged index and include the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

----------------------------------------------------------------------------- 33

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED    YEAR ENDED
                                              DECEMBER         DECEMBER        DECEMBER          DECEMBER      DECEMBER
                                              31, 2001         31, 2000        31, 1999          31, 1998      31, 1997

Net asset value, beginning of period         $   14.83        $   18.05       $   16.24         $   20.43     $   18.19

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                                     (0.02)             0.22          0.09
 Net gains and losses on securities
  (both realized and unrealized)                 (1.07)           (3.22)           2.22             (2.59)         4.17
                                              --------         --------        --------          --------      --------
 Total from investment operations                (1.07)           (3.22)           2.20             (2.37)         4.26

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income                                             (0.02)            (0.19)        (0.09)
 Dividends in excess of net
  investment income
 Distributions from capital gains                                                 (0.37)            (1.63)        (1.93)
 Distributions in excess of capital gains
                                              --------         --------        --------          --------      --------

 Total distributions                              0.00             0.00           (0.39)            (1.82)        (2.02)

Net asset value, end of period               $   13.76        $   14.83       $   18.05         $   16.24     $   20.43
                                              ========         ========        ========          ========      ========
 Total Return (A)                                (7.18%)         (17.87%)         14.20%           (11.78%)       23.60%

Ratios to Average Net Assets:
 Expenses                                         0.86%            0.83%           0.86%             0.87%         0.83%
 Net investment income                           (0.64%)          (0.54%)         (0.14%)            1.23%         0.47%

Portfolio Turnover Rate                          57.96%           54.38%         143.95%            43.06%        52.92%

Net Assets, At End of Period                 $ 78,543,761     $ 80,284,431    $ 92,991,539     $ 78,343,648   $81,505,107

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


                       See notes to financial statements.

34 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------

   COMMON STOCK--95.94%

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
ADVERTISING-0.11%
DoubleClick, Inc.+                           7,300              $    82,782
                                                                -----------

AEROSPACE & DEFENSE-0.11%
DRS Technologies, Inc.+                      2,300                   81,995
EDO Corp.                                      170                    4,497
                                                                -----------
                                                                     86,492
                                                                -----------

AIRLINES-1.90%
Frontier Airlines, Inc.+                    39,300                  668,100
SkyWest, Inc.                               32,400                  824,580
                                                                -----------
                                                                  1,492,680
                                                                -----------

BANKING-0.42%
Silicon Valley Bancshares+                  12,400                  331,452
                                                                -----------

BROADCASTING-0.32%
Regent Communications, Inc.+                37,800                  255,150

                                                                -----------

BUILDING CONSTRUCTION-3.08%
Beazer Homes USA, Inc.+                      4,800                  351,216
Crossmann Communities, Inc.                 21,900                  722,700
M.D.C. Holdings, Inc.                       17,259                  652,218
Pulte Homes, Inc.                            4,300                  192,081
Standard Pacific Corp.                      20,700                  503,424
                                                                -----------
                                                                  2,421,639
                                                                -----------

CHEMICALS-1.01%
Cabot Microelectronics Corp.+                2,200                  174,350
OM Group, Inc.                               9,300                  615,567
                                                                -----------
                                                                    789,917
                                                                -----------

COMMERCIAL SERVICES-7.68%
Albany Molecular Research, Inc.+            23,900                  633,111
G & K Services, Inc.                        35,900                1,159,570
Healthcare Services Group, Inc.+            31,900                  328,570
Hooper Holmes, Inc.                         79,900                  715,105
Iron Mountain, Inc.+                        29,600                1,296,480
NCO Group, Inc.+                            22,100                  506,090
Quintiles Transnational Corp.+              17,900                  287,832
TeleTech Holdings, Inc.+                    77,100                1,104,843
                                                                -----------
                                                                  6,031,601
                                                                -----------

COMPUTER EQUIPMENT & SERVICES-6.55%
Acxiom Corp.+                               42,700                  745,969
Advanced Digital Information Corp.+         76,000                1,219,040
Cray, Inc.+                                 84,400                  157,828
Drexler Technology Corp.+                    3,400                   80,818
eCollege.com, Inc.+                         44,200                  140,114
Infocus Corp.+                              13,400                  295,068
Insight Enterprises, Inc.+                  35,450                  872,070
Interlink Electronics, Inc.+                 6,300                   27,279
Mercury Computers Systems, Inc.+             5,300                  207,283
RadiSys Corp.+                              39,350                  773,621
Read-Rite Corp.+                            60,400                  399,244
Silicon Storage Technology, Inc.+           23,900                  230,396
                                                                -----------
                                                                  5,148,730
                                                                -----------

COMPUTER INFORMATION & TECHNOLOGY-2.40%
CGI Group, Inc.+                                 2                       15
Intergraph Corp.+                           38,000                  522,120
Manhattan Associates, Inc.+                  4,600                  134,090
MICROS Systems, Inc.+                       13,700                  343,870
NDCHealth Corp.+                            12,200                  421,510
Numerical Technologies, Inc.+               10,300                  362,560
Tier Technologies, Inc., Class B+            4,790                  103,272
                                                                -----------
                                                                  1,887,437
                                                                -----------

COMPUTER NETWORK-0.53%
Lantronix, Inc.+                            18,700                  118,184
RSA Security, Inc.+                         16,950                  295,947
                                                                -----------
                                                                    414,131
                                                                -----------

COMPUTER SOFTWARE-3.05%
Activision, Inc.+                            9,350                  243,194
BSQUARE Corp.+                              14,400                   60,048
Documentum, Inc.+                           30,200                  655,944
EXE Technologies, Inc.+                     19,300                   98,237
Open Text Corp.+                             8,300                  245,348
Phoenix Technologies, Ltd.+                 20,500                  238,620
RealNetworks, Inc.+                         14,700                   87,318
Saba Software, Inc.+                        35,200                  183,744
THQ, Inc.+                                   3,100                  150,257
Verity, Inc.+                                8,800                  178,200
Virage, Inc.+                                8,000                   26,480
Watchguard Technologies, Inc.+              34,600                  225,246
                                                                -----------
                                                                  2,392,636
                                                                -----------

CONSULTING SERVICES-2.32%
Corporate Executive Board Co., The+         29,700                1,089,990
Diamondcluster International, Inc.+          2,610                   34,191
First Consulting Group, Inc.+               18,800                  291,400
Forrester Research, Inc.+                   16,400                  330,296
Management Network Group, Inc., The+        10,700                   73,830
                                                                -----------
                                                                  1,819,707
                                                                -----------

COSMETICS & PERSONAL CARE-0.71%
Steiner Leisure, Ltd., ADR+                 26,400                  561,000
                                                                -----------

DELIVERY & FREIGHT SERVICES-0.28%
EGL, Inc.+                                  15,600                  217,620
                                                                -----------

EDUCATIONAL SERVICES-3.31%
Career Education Corp.+                     18,700                  641,036
Corinthian Colleges, Inc.+                  10,500                  429,345
Edison Schools, Inc.+                        9,800                  192,570
Education Management Corp.+                  8,800                  319,000
ITT Educational Services, Inc.+              9,600                  353,952
SmartForce, PLC, ADR+                       15,200                  376,200
Sylvan Learning Systems, Inc.+              13,100                  289,117
                                                                -----------
                                                                  2,601,220
                                                                -----------

ELECTRICAL EQUIPMENT-0.34%
Dionex Corp.+                                5,700                  145,407
SLI, Inc.                                   46,300                  120,843
                                                                -----------
                                                                    266,250
                                                                -----------

--------------------------------------------------------------------------------

                       See notes to financial statements.

----------------------------------------------------------------------------- 35

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001--CONTINUED

--------------------------------------------------------------------------------

   COMMON STOCK--CONTINUED

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-1.17%
CTS Corp.                                    8,700              $   138,330
FLIR Systems, Inc.+                          7,300                  276,816
Technitrol, Inc.                            18,100                  499,922
                                                                -----------
                                                                    915,068
                                                                -----------

ELECTRONICS-1.77%
Analogic Corp.                              14,000                  539,140
EMS Technologies, Inc.+                      7,600                  122,208
LeCroy Corp.+                                6,900                  125,580
Oak Technology, Inc.+                       34,500                  474,375
Universal Electronics, Inc.+                 7,600                  130,796
                                                                -----------
                                                                  1,392,099
                                                                -----------

ELECTRONICS - SEMICONDUCTORS-1.66%
AXT, Inc.+                                  14,900                  215,007
AstroPower, Inc.+                            7,300                  295,139
Fairchild Semiconductor Co.+                12,800                  360,960
Microtune, Inc.+                             6,700                  157,182
Multilink Technology Corp.+                  6,200                   40,176
Rudolph Technologies, Inc.+                  6,800                  233,376
                                                                -----------
                                                                  1,301,840
                                                                -----------

ENGINEERING & CONSTRUCTION-0.47%
Tetra Tech, Inc.+                           18,350                  365,349
                                                                -----------

ENTERTAINMENT & LEISURE-0.56%
Bally Total Fitness Holding Corp.+          20,300                  437,668
                                                                -----------

FINANCIAL SERVICES-2.10%
CompuCredit Corp.+                          30,660                  360,562
eFunds Corp.+                               23,700                  325,875
Federal Agricultural Mortgage Corp.,
  Class C+                                   6,800                  275,400
Indymac Bancorp, Inc.+                      12,000                  280,560
Metris Companies, Inc.                      15,700                  403,647
                                                                -----------
                                                                  1,646,044
                                                                -----------

FOOD PRODUCTS-0.28%
United Natural Foods, Inc.+                  8,800                  220,000
                                                                -----------

FOOD SERVICE & RESTAURANTS-2.70%
Applebee's International, Inc.              10,450                  357,390
Cheesecake Factory, Inc., The+              12,000                  417,240
Jack in the Box, Inc.+                      19,500                  537,030
P.F. Chang's China Bistro, Inc.+             3,600                  170,280
Performance Food Group Co.+                 18,100                  636,577
                                                                -----------
                                                                  2,118,517
                                                                -----------

HEALTHCARE-4.97%
AdvancePCS+                                 15,000                  440,250
Centene Corp.+                              10,000                  219,500
Matria Healthcare, Inc.+                    17,775                  615,548
Mid Atlantic Medical Services, Inc.+        25,100                  569,770
Province Healthcare Co.+                    23,100                  712,866
Renal Care Group, Inc.+                     21,900                  702,990
Res-Care, Inc.+                             15,400                  136,290
LifePoint Hospitals, Inc.+                  14,900                  507,196
                                                                -----------
                                                                  3,904,410
                                                                -----------

HUMAN RESOURCES-0.72%
Labor Ready, Inc.+                          20,000                  102,200
On Assignment, Inc.+                        20,000                  459,400
                                                                -----------
                                                                    561,600
                                                                -----------

INTERNET SERVICES-1.95%
Alloy, Inc.+                                16,000                  344,480
Critical Path, Inc.+                        16,600                   45,484
CyberSource Corp.+                           9,400                   16,544
eMerge Interactive, Inc.+                   33,500                   44,592
S1 Corp.+                                   55,900                  904,459
Skilsoft Corp.+                              4,000                  103,680
Student Advantage, Inc.+                    54,700                   68,922
                                                                -----------
                                                                  1,528,161
                                                                -----------

MACHINERY-1.09%
Flow International Corp.+                   24,500                  303,065
Semitool, Inc.+                             48,000                  551,040
                                                                -----------
                                                                    854,105
                                                                -----------

MANUFACTURING-1.48%
Cable Design Technologies Corp.+            34,850                  476,748
Matthews International Corp.                27,800                  683,324
                                                                -----------
                                                                  1,160,072
                                                                -----------

MEDICAL - BIOTECHNOLOGY-2.16%
Bio-Rad Laboratories, Inc.+                  2,000                  126,600
Bio-Technology General Corp.+               43,400                  357,182
Charles River Laboratories
  International, Inc.+                       3,600                  120,528
Corixa Corp.+                               36,700                  553,069
Maxim Pharmaceuticals, Inc.+                 4,700                   32,430
Molecular Devices Corp.+                    15,200                  317,224
Northwest Biotherapeutics, Inc.+             7,500                   37,500
SangStat Medical Corp.+                      4,300                   84,452
Seattle Genetics, Inc.+                     12,600                   71,820
                                                                -----------
                                                                  1,700,805
                                                                -----------

MEDICAL PRODUCTS-6.81%
Arrow International, Inc.                      400                   15,976
ATS Medical, Inc.+                          48,400                  256,520
Coherent, Inc.+                             38,700                1,196,604
Collateral Therapeutics, Inc.+              10,000                   62,600
Diagnostic Products Corp.                    7,700                  338,415
Hanger Orthopedic Group, Inc.+              29,100                  174,600
Medicines Co., The+                         10,800                  125,172
Novoste Corp.+                              33,400                  291,916
Ocular Sciences, Inc.+                      14,900                  347,170
Orthofix International, NV+                 25,400                  942,404
QLT PhotoTherapeutics, Inc.+                 9,700                  246,477
Radiance Medical Systems, Inc.+             21,700                   35,154
SonoSite, Inc.+                             15,600                  400,764
Techne Corp.+                               17,600                  648,560
Theragenics Corp.+                          27,400                  270,164
                                                                -----------
                                                                  5,352,496
                                                                -----------

MINING & METALS - FERROUS &
  NONFERROUS-0.25%
North American Palladium, Ltd.+             34,000                  199,920
                                                                -----------

MINING & METALS - PRECIOUS 1.23%
Stillwater Mining Co.+                      52,000                  962,000
                                                                -----------

--------------------------------------------------------------------------------

                       See notes to financial statements.

36 -----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001--CONTINUED

--------------------------------------------------------------------------------

   COMMON STOCK--CONTINUED

COMPANY                                    SHARES               MARKET VALUE
-------------------------------------------------------------------------------
OIL & GAS PRODUCERS-4.10%
Evergreen Resources, Inc.+                  19,100              $   737,451
EXCO Resources, Inc.+                       25,500                  428,400
Patina Oil & Gas Corp.                      10,600                  291,500
Prima Energy Corp.+                          6,500                  141,375
Remington Oil & Gas Corp.+                  12,400                  214,520
Stone Energy Corp.+                          7,300                  288,350
Vintage Petroleum, Inc.                     47,380                  684,641
XTO Energy, Inc.                            24,750                  433,125
                                                                -----------
                                                                  3,219,362
                                                                -----------

OIL & GAS SERVICES & EQUIPMENT-1.62%
Cal Dive International, Inc.+               17,300                  426,964
Core Laboratories, NV+                      31,590                  442,892
Seitel, Inc.+                               29,800                  405,280
                                                                -----------
                                                                  1,275,136
                                                                -----------

PHARMACEUTICAL-9.79%
Alpharma, Inc.                              17,500                  462,875
Barr Laboratories, Inc.+                    11,850                  940,416
Bradley Pharmaceuticals, Inc.+               9,400                  195,050
Cell Therapeutics, Inc.+                    14,880                  359,203
COR Therapeutics, Inc.+                     19,900                  476,207
Endo Pharmaceuticals Holdings, Inc.+        35,180                  410,551
Galen Holdings, PLC, ADR                     4,600                  189,520
ILEX Oncology, Inc.+                        15,400                  416,416
K-V Pharmaceutical Co.+                     17,500                  516,250
Ligand Pharmaceuticals, Inc.+               27,600                  494,040
Medicis Pharmaceutical Corp.+                9,900                  639,441
Noven Pharmaceutical, Inc.+                 23,400                  415,350
Pharmaceutical Product Development, Inc.+   25,300                  817,443
Scios, Inc.+                                13,200                  313,764
SICOR, Inc.+                                47,050                  737,744
SuperGen, Inc.+                             21,400                  306,448
                                                                -----------
                                                                  7,690,718
                                                                -----------

PUBLISHING & PRINTING-0.59%
Information Holdings, Inc.+                 16,500                  467,115
                                                                -----------

REAL ESTATE-0.75%
Catellus Development Corp.+                 11,100                  204,240
Healthcare Realty Trust, Inc.               13,600                  380,800
                                                                -----------
                                                                    585,040
                                                                -----------

RETAIL - INTERNET-0.22%
Riverdeep Group, PLC, ADR+                  10,300                  173,143
                                                                -----------

RETAIL STORES-4.04%
American Eagle Outfitters, Inc.+             8,600                  225,062
Chico's FAS, Inc.+                           6,260                  248,522
Children's Place Retail Stores, Inc., The+  17,000                  461,550
Christopher & Banks Corp.+                   6,920                  237,010
Cost Plus, Inc.+                            12,960                  343,440
MSC Industrial Direct Company, Inc.+        50,200                  991,450
Pacific Sunwear of California, Inc.+        32,650                  666,713
                                                                -----------
                                                                  3,173,747
                                                                -----------

SECURITY SYSTEMS-1.61%
Armor Holdings, Inc.+                       46,900                1,265,831
                                                                -----------

TELECOMMUNICATIONS - EQUIPMENT &
  SERVICES-2.28%
Aware, Inc.+                                 8,400                   69,720
CellStar Corp.+                            106,300                   89,292
Comtech Telecommunications, Inc.+           20,500                  254,200
Gentner Communications Corp.+                7,400                  123,432
Intrado, Inc.+                               4,300                  115,240
Lexent, Inc.+                                7,600                   47,500
Lightbridge, Inc.+                          12,200                  148,230
Metawave Communications Corp.+              18,300                   57,096
Plantronics, Inc.+                          29,900                  766,636
StockerYale, Inc.+                           4,100                   45,469
West Corp.+                                  3,000                   74,820
                                                                -----------
                                                                  1,791,635
                                                                -----------

TELECOMMUNICATIONS - INTEGRATED-0.02%
Talk America Holdings, Inc.+                43,900                   17,999
                                                                -----------

TEXTILES & APPAREL-4.92%
Cutter & Buck, Inc.+                        19,800                   74,448
Quicksilver, Inc.+                          48,700                  837,640
Tarrant Apparel Group+                      31,300                  171,524
Timberland Co., The+                        47,200                1,750,176
Tropical Sportswear International Corp.+    35,900                  673,125
Vans, Inc.+                                 28,100                  357,994
                                                                -----------
                                                                  3,864,907
                                                                -----------

TRAVEL SERVICES-0.38%
Pegasus Solutions, Inc.+                    21,250                  301,750
                                                                -----------

UTILITIES - ELECTRIC & GAS-0.04%
FuelCell Energy, Inc.+                       1,800                   32,652
                                                                -----------

WATER TREATMENT-0.09%
Ionics, Inc.+                                2,400                   72,072
                                                                -----------

TOTAL COMMON STOCK
  (Cost $78,441,560)                                             75,351,705
                                                                -----------

PREFERRED STOCK--0.54%

OIL & GAS PRODUCERS-0.54%
EXCO Resources, Inc., 5.000%,
  due 05/23/03+                             24,300                  425,493
                                                                -----------

TOTAL PREFERRED STOCK
  (Cost $510,300)                                                   425,493
                                                                -----------

TOTAL INVESTMENTS
  (Cost $78,951,860)                         96.48%              75,777,198
Other assets, less liabilities                3.52                2,766,563
                                            ------              -----------

TOTAL NET ASSETS                            100.00%             $78,543,761
                                            ======              ===========

+ Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.

----------------------------------------------------------------------------- 37

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

Common Stock              96.37%
Cash                       3.63%

--------------------------------------------------------------------------------
                               NUMBER OF HOLDINGS
--------------------------------------------------------------------------------

                                       75

--------------------------------------------------------------------------------
                                                                  PERCENT OF
TOP TEN EQUITIES                                                  PORTFOLIO++
--------------------------------------------------------------------------------
Adelphia Communications
  Corp.                                                              3.65%
Reinsurance Group
  of America, Inc.                                                   2.78%
FirstEnergy Corp.                                                    2.76%
Dean Foods Co.                                                       2.57%
Ace, Ltd., ADR                                                       2.54%
Republic Services, Inc.                                              2.40%
Ambac Financial Group, Inc.                                          2.35%
UnionBanCal Corp.                                                    2.30%
Arrow Electronics, Inc.                                              2.18%
Harman International
  Industries, Inc.                                                   2.18%

--------------------------------------------------------------------------------
                                                                  PERCENT OF
TOP TEN INDUSTRIES                                                PORTFOLIO++
--------------------------------------------------------------------------------
Banking                                                              9.35%
Manufacturing                                                        8.61%
Retail Stores                                                        5.52%
Insurance                                                            5.32%
Computer Equipment
  & Services                                                         5.12%
Utilities-
  Electric & Gas                                                     4.84%
Financial Services                                                   4.84%
Chemicals                                                            4.79%
Oil & Gas Producers                                                  3.97%
Broadcasting                                                         3.65%

                          ++ Represents market value of
                             investments plus cash.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGER
                       Wellington Management Company, LLP

                                 JAMES N. MORDY
                       SENIOR VICE PRESIDENT AND PARTNER

                  - Joined Wellington Management in 1985
                  - M.B.A. from the Wharton School of Finance
                    at the University of Pennsylvania
                  - B.A. from Stanford University

                       INVESTMENT OBJECTIVE AND STRATEGY

   To achieve long-term capital appreciation by investing primarily in equity securities of midsize companies that exhibit traditional value characteristics.

                           NET ASSETS AS OF 12/31/01
                                  $20,471,181
--------------------------------------------------------------------------------

     As the year ended, U.S. equity markets staged a strong rally, reducing losses for the year as investors began to anticipate better earnings trends in 2002 and geopolitical improvement. Despite this upside move, most U.S. equity indices ended lower in 2001 marking the second consecutive year of negative returns. Value stocks outpaced Growth stocks in 2001 as the Russell 1000 Value Index (-5.59%) outperformed the Russell 1000 Growth Index (-20.42%) by a wide margin. In some respects, the final quarter was the mirror-image of the full year with sectors that had previously been weak rallying sharply, while more defensive industries that had held up in the market decline generally lagging the rebound. Since its inception on May 1, 2001, the JPVF Mid-Cap Value Portfolio was down -0.77%, compared to a 5.26% advance for its benchmark, the Russell 2500 Value Index for the same time period.

     Our shortfall versus the index for our first eight months managing the Portfolio is attributable primarily to positioning. As we began managing the Portfolio, the Portfolio was positioned to take advantage from an economic recovery, which we believed would become more defined later in 2001. We were overweight the more cyclical sectors of the market and underweight defensive areas such as electric utilities, REITs, consumer staples and health care. Positive signals included declining energy costs, tax rebates, improved financial markets, and the most aggressive monetary easing by the Federal Reserve in almost two decades. However, as the tragic events of September 11 unfolded, the expected recovery was postponed and the economic decline worsened.

     In the post 9/11 environments, it became clear to us that the Portfolio had too much

38------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
exposure to economically sensitive sectors. Our airlines and insurance stocks were crushed as the market reopened for trading following the attacks. In addition, our stock selection suffered from too many companies with high levels of financial leverage. Three sectors account for a majority of the Portfolio's third quarter shortfall; in each case we were overweight versus the benchmark:
Consumer Discretionary, Industrials and Information Technology. We were able to offset some of these declines with a relatively strong performance in the Consumer Staples, Basic Materials and Health Care sectors.

     After initially reducing our exposure to cyclicals, we did retain an overweight position, as we believed the market would soon begin anticipating an economic recovery in 2002. We were rewarded with a very gratifying gain of +21.6% (net of expenses) for the fourth quarter, compared to a 16.3% advance for the Russell 2500 Value Index, as the war on terrorism has been largely successful thus far, and evidence of the economic recovery is materializing. Our strong performance during the fourth quarter was led by two strong sectors, Technology and Consumer Discretionary; and we were underweight in two weak sectors, REITs and Utilities. The more important factor in our good relative performance was stock selection, as we outperformed the index in every industry group, except for Telecommunications.

     Overall, since the Portfolio's inception on May 1st, the five stocks that contributed the most positively to performance were UnionBanCal, Ace Ltd., Dal-Tile, Packaging Corp of America, and Teradyne; McLeod, Continental Air, and America West were among the biggest detractors from performance.

     In terms of our strategy and quest for uncovering value in individual stocks, we continue to approach the investment process from the bottom up. Additionally, we are always mindful of how the Portfolio looks from top down and remain comfortable with our sector allocation. The first quarter of 2002 is likely to represent the earnings trough of the recession. Aggressive monetary policy, lower energy costs, a turn in the inventory cycle, and fiscal stimulus will bring recovery to the U.S. economy. In a nutshell, our conviction on a corporate earnings rebound in 2002 has increased, but we observe that the stock market has largely discounted this with the strong fourth quarter 2001 rally. There is some chance (50/50) of another 25 basis point rate reduction from the Fed, but we aren't sure the market will care, as it will surely be viewed as the last shot. We remain aware of the potential risk from acts of terrorist violence in the U.S. or abroad; however, we believe we should continue to be overweight in sectors that will disproportionately benefit from a recovery (i.e. technology, consumer discretionary).

--------------------------------------------------------------------------------
            MID-CAP VALUE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

               MID-CAP       RUSSELL 2500
                VALUE        VALUE INDEX
5/01            10000           10000
                10115           10242
6/01            10108           10340
7/01             9907           10272
8/01             9587           10184
9/01             8164            9053
10/01            8411            9247
11/01            9134            9959
12/01            9923           10526


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                RUSSELL
                                                                  2500
                                  MID-CAP                        VALUE
                                   VALUE                         INDEX
   INCEPTION                      -0.77%                         5.26%


                                 INCEPTION DATE
                                  MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the "Portfolio") at its inception with similar investments in the Russell 2500 Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2500 Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

------------------------------------------------------------------------------39

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                               PERIOD FROM
                                               MAY 1, 2001
                                                 THROUGH
                                                DECEMBER
                                               31, 2001 (A)
Net asset value, beginning of period           $     10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income
  Net gains and losses on securities
   (both realized and unrealized)                    (0.08)
                                               -----------
  Total from investment operations                   (0.08)

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                               -----------
  Total distributions                                 0.00

Net asset value, end of period                 $      9.92
                                               ===========

Total Return (B)                                     (0.77%)

Ratios to Average Net Assets: (C)
  Expenses                                            1.28%
  Net investment income                               0.04%

Portfolio Turnover Rate                              34.15%

Net Assets, At End of Period                   $20,471,181

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

           See notes to financial statements.

40------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

  COMMON STOCK--97.42%

COMPANY                                             SHARES         MARKET VALUE
-------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS - 1.16%
Bunge, Ltd.                                         10,200        $     237,456
                                                                  -------------

AIRLINES - 1.04%
Continental Airlines, Inc., Class B+                 8,100              212,301
                                                                  -------------

AUTOMOTIVE PARTS & EQUIPMENT - 1.30%
BorgWarner, Inc.                                     5,100              266,475
                                                                  -------------

AUTOMOTIVE TRUCK RENTAL - 1.32%
United Rentals, Inc.+                               11,900              270,130
                                                                  -------------

BANKING - 9.45%
Charter One Financial, Inc.                          8,280              224,802
Golden State Bancorp, Inc.                           7,600              198,740
Golden West Financial Corp.                          3,000              176,550
Hibernia Corp.                                      13,400              238,386
Pacific Century Financial Corp.                      7,700              199,353
UnionBanCal Corp.                                   12,500              475,000
Webster Financial Corp.                             13,400              422,502
                                                                  -------------
                                                                      1,935,333
                                                                  -------------

BEVERAGES - 1.74%
Constellation Brands, Inc.+                          8,300              355,655
                                                                  -------------

BROADCASTING - 3.69%
Adelphia Communications Corp.+                      24,200              754,555
                                                                  -------------

BUILDING CONSTRUCTION - 1.84%
Toll Brothers, Inc.+                                 8,600              377,540
                                                                  -------------

BUILDING MATERIALS - 1.28%
Lafarge North America, Inc.                          7,000              262,990
                                                                  -------------

CHEMICALS - 4.84%
Air Products & Chemicals, Inc.                       3,400              159,494
Ashland, Inc.                                        2,500              115,200
Cambrex Corp.                                        8,000              348,800
Engelhard Corp.                                     13,300              368,144
                                                                  -------------
                                                                        991,638
                                                                  -------------

COMPUTER EQUIPMENT & SERVICES - 5.18%
Arrow Electronics, Inc.+                            15,100              451,490
Palm, Inc.+                                         17,100               66,348
Parametric Technology Corp.+                        13,000              101,530
SONICblue, Inc.+                                    54,100              218,564
Sybase, Inc.+                                       14,100              222,216
                                                                  -------------
                                                                      1,060,148
                                                                  -------------

CONSULTING SERVICES - 1.49%
KPMG Consulting, Inc.+                              18,400        $     304,888
                                                                  -------------

ELECTRONICS - 3.52%
Teradyne, Inc.+                                      9,400              283,316
Vishay Intertechnology, Inc.+                       22,375              436,313
                                                                  -------------
                                                                        719,629
                                                                  -------------

ELECTRONICS - SEMICONDUCTORS - 2.04%
Axcelis Technologies, Inc.+                         13,800              177,882
Cirrus Logic, Inc.+                                 18,100              239,282
                                                                  -------------
                                                                        417,164
                                                                  -------------

ENGINEERING & CONSTRUCTION - 0.87%
Granite Construction, Inc.                           7,400              178,192
                                                                  -------------

ENTERTAINMENT & LEISURE - 2.00%
Bally Total Fitness Holding Corp.+                  10,200              219,912
Six Flags, Inc.+                                    12,300              189,174
                                                                  -------------
                                                                        409,086
                                                                  -------------

ENVIRONMENTAL CONTROLS - 2.43%
Republic Services, Inc.+                            24,900              497,253
                                                                  -------------

FINANCIAL SERVICES - 4.89%
Ambac Financial Group, Inc.                          8,400              486,024
Legg Mason, Inc.                                     4,700              234,906
Metris Companies, Inc.                              10,900              280,239
                                                                  -------------
                                                                      1,001,169
                                                                  -------------

FOOD PRODUCTS - 2.60%
Dean Foods Co.+                                      7,800              531,960
                                                                  -------------

FOREST PRODUCTS & PAPER - 0.97%
Abitibi-Consolidated, Inc., ADR                     27,000              197,640
                                                                  -------------

HEALTHCARE - 2.23%
Health Net, Inc.+                                    8,200              178,596
Oxford Health Plans, Inc.+                           9,200              277,288
                                                                  -------------
                                                                        455,884
                                                                  -------------

INSURANCE - 5.38%
Ace, Ltd., ADR                                      13,100              525,965
Reinsurance Group of America, Inc.                  17,300              575,744
                                                                  -------------
                                                                      1,101,709
                                                                  -------------

MACHINERY - 1.12%
Black & Decker Corp., The                            6,100              230,153
                                                                  -------------

                       See notes to financial statements.

------------------------------------------------------------------------------41

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001 -- CONTINUED

  COMMON STOCK--CONTINUED

COMPANY                                             SHARES         MARKET VALUE
-------------------------------------------------------------------------------
MANUFACTURING - 8.70%
Callaway Golf Co.                                   12,400        $     237,460
Compagnie Generale des Etablissements
  Michelin, Class B                                  2,200               72,576
Eaton Corp.                                            700               52,087
Flowserve Corp.+                                     3,400               90,474
Grupo IMSA, SA de CV, ADR1                           9,900              187,458
Harman International Industries, Inc.               10,000              451,000
ITT Industries, Inc.                                 4,900              247,450
Sensient Technologies Corp.                         13,700              285,097
Textron, Inc.                                        3,800              157,548
                                                                  -------------
                                                                      1,781,150
                                                                  -------------

MARINE SERVICES - 1.16%
IHC Caland, NV                                       5,100              238,403
                                                                  -------------

MEDICAL SUPPLIES - 1.28%
DENTSPLY International, Inc.                         5,200              261,040
                                                                  -------------

OIL & GAS - INTEGRATED - 1.20%
PanCanadian Energy Corp.                             9,600              248,374
                                                                  -------------

OIL & GAS PRODUCERS - 4.02%
Alberta Energy Co., Ltd., ADR                        6,300              238,455
Devon Energy Corp.                                   4,000              154,600
Noble Drilling Corp.+                                8,900              302,956
Unocal Corp.                                         3,500              126,245
                                                                  -------------
                                                                        822,256
                                                                  -------------

PACKAGING & CONTAINERS - 2.12%
Packaging Corporation of America+                   10,400              188,760
Pactiv Corp.+                                       13,800              244,950
                                                                  -------------
                                                                        433,710
                                                                  -------------

REAL ESTATE - 1.89%
Liberty Property Trust                               6,300              188,055
Reckson Associates Realty Corp.                      8,500              198,560
                                                                  -------------
                                                                        386,615
                                                                  -------------

RETAIL STORES - 5.58%
AnnTaylor Stores Corp.+                              2,200        $      77,000
Dollar General Corp.                                13,000              193,700
Rent-A-Center, Inc.+                                 7,600              255,132
Staples, Inc.+                                      17,000              317,900
TJX Companies, Inc., The                             7,500              298,950
                                                                  -------------
                                                                      1,142,682
                                                                  -------------

TELECOMMUNICATIONS - EQUIPMENT & SERVICES - 1.01%
UnitedGlobalCom, Inc.+                              41,400              207,000
                                                                  -------------

TELECOMMUNICATIONS - WIRELINE - 0.18%
McLeodUSA, Inc.+                                    98,800               36,556
                                                                  -------------

TRANSPORTATION - 1.63%
Canadian National Railway Co., ADR                   6,900              333,132
                                                                  -------------

UTILITIES - ELECTRIC & GAS - 4.89%
CMS Energy Corp.                                     4,800              115,344
FirstEnergy Corp.                                   16,300              570,174
FPL Group, Inc.                                      5,600              315,840
                                                                  -------------
                                                                      1,001,358
                                                                  -------------

WHOLESALE DISTRIBUTOR - 1.38%
United Stationers, Inc.+                             8,400              282,660
                                                                  -------------

TOTAL COMMON STOCK
  (Cost $19,150,752)                                                 19,943,884
                                                                  -------------

TOTAL INVESTMENTS
  (Cost $19,150,752)                                 97.42%          19,943,884
Other assests, less liabilities                       2.58              527,297
                                                    ------        -------------

TOTAL NET ASSETS                                    100.00%       $  20,471,181
                                                    ======        =============

+ Non-income producing security.

                       See notes to financial statements.

42------------------------------------------------------------------------------

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

Common Stock              96.88%
Cash & Cash Equivalents    0.07%
S&P 500 Index Futures      3.05%

--------------------------------------------------------------------------------
                               NUMBER OF HOLDINGS
--------------------------------------------------------------------------------
                                      501

--------------------------------------------------------------------------------
                                                                    PERCENT OF
TOP TEN EQUITIES                                                    PORTFOLIO++
--------------------------------------------------------------------------------
General Electric Co.                                                  3.69%
Microsoft Corp.                                                       3.30%
Exxon Mobil Corp.                                                     2.49%
Citigroup, Inc.                                                       2.40%
Wal-Mart Stores, Inc.                                                 2.38%
Pfizer, Inc.                                                          2.32%
Intel Corp.                                                           1.96%
International Business
  Machines Corp.                                                      1.93%
American International
  Group, Inc.                                                         1.92%
Johnson & Johnson                                                     1.68%

--------------------------------------------------------------------------------
                                                                    PERCENT OF
TOP TEN INDUSTRIES                                                  PORTFOLIO++
--------------------------------------------------------------------------------
Pharmaceutical                                                        7.77%
Banking                                                               7.52%
Retail Stores                                                         7.03%
Oil & Gas - Integrated                                                5.03%
Computer Software                                                     4.88%
Computer Equipment
  & Services                                                          4.81%
Financial Services                                                    4.64%
Insurance                                                             3.94%
Electronics-
  Semiconductors                                                      3.86%
Telecommunications-
  Integrated                                                          3.78%

                          ++Represents market value of
                             investments plus cash.

     S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance, Pilot, and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor s and Standard & Poor s makes no representation regarding the advisability of purchasing any of these products.

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                         Barclays Global Fund Advisors

                       INVESTMENT OBJECTIVE AND STRATEGY
     To approximate, before fees and expenses, the total rate of return of common stocks represented by the S&P 500 Index.

                           NET ASSETS AS OF 12/31/01
                                  $189,046,310

--------------------------------------------------------------------------------

     The JPVF S&P 500 Index Portfolio seeks to track the S&P 500 Index. For the year ended December 31, 2001, the S&P 500 Index declined 11.89%.

     In response to volatile equity markets, weak corporate revenues, and poor economic indicators, the Federal Reserve Board (the "Fed") took action in 2001. The Fed lowered short-term interest rates eleven times during the year, in an attempt to revive the sluggish economy and keep recession at bay. By the end of the year, the federal funds rate stood at 1.75%, its lowest level in more than forty years. During the first three quarters of the year, however, the moves appeared to do little to stem the tide of earnings warnings and job cuts, particularly from the technology sector. Markets languished, turning in historically low first performance numbers. In September, the horrible events that tragically affected the lives of all Americans also took their toll on the markets, and stock prices continued to slide.

     By the fourth quarter, however, some encouraging economic indicators began to point to the prospect of a healthy economy. Declining inventory levels, lower inflation,

44------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

and low interest rates all pointed toward the possibility of economic recovery. The Fed's actions, combined with proposed tax cuts helped buoy markets in the fourth quarter, and consumer confidence responded positively as well. Although strong market performance in the fourth quarter was not sufficient to erase the losses of the three previous quarters, it did help mitigate the losses.

     Most of the industry sectors within the S&P 500 Index posted negative returns for the year. The biggest declines came from the utilities sector (3.12% of the Index as of December 31, 2001), which declined 30.38%, and information technology shares (17.61% of the Index as of December 31, 2001), which fell 25.61%. Telecommunications services (5.49% of the Index as of December 31, 2001) fell 12.24%, and energy stocks (6.34% of the Index) dropped 10.47%. On the positive side, consumer discretionary stocks, the largest weighting at 13.14% of the Index, gained 1.74%, and materials (2.61% of the Index) returned 3.34%.

     Within the Index's top ten holdings, the best returns came from stocks in the information technology group. Microsoft (3.41% of the Index as of December 31, 2001), the second-largest weighting in the Index, gained an impressive 52.74% during the year. IBM (1.99% of the Index as of December 31, 2001) logged a 43.00% return. The largest holding in the Index, General Electric (3.80% of the Index as of December 31, 2001), however, lost 15.07%, and pharmaceutical giant Pfizer (2.39% of the Index) fell 12.49%. Insurance company AIG (1.98% of the Index) also declined, falling 19.29%.



                 S&P 500 INDEX PORTFOLIO AND THE S&P 500 INDEX
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

            S&P 500 INDEX              S&P 500
              PORTFOLIO                 INDEX
5/00            10000                   10000
                 9793                    9795
6/00            10029                   10037
                 9872                    9880
                10480                   10494
9/00             9926                    9939
                 9882                    9897
                 9102                    9117
12/00            9145                    9162
                 9463                    9487
                 8598                    8622
3/01             8053                    8076
                 8676                    8703
                 8732                    8761
6/01             8518                    8548
                 8432                    8464
                 7902                    7935
09/01            7261                    7293
                 7399                    7433
                 7965                    8003
12/01            8031                    8073


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                 S&P 500
                                  INDEX                             S&P 500
                                PORTFOLIO                            INDEX
1 YEAR                           -12.18%                            -11.89%
INCEPTION                        -12.30%                            -12.04%

                                 INCEPTION DATE
                                   MAY 1, 2000

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

------------------------------------------------------------------------------45

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
              FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                   PERIOD FROM
                                                                   MAY 1, 2000
                                               YEAR ENDED           THROUGH
                                                DECEMBER            DECEMBER
                                                31, 2001           31, 2000 (A)
Net asset value, beginning of period          $       9.14         $     10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                 0.08                0.06
  Net gains and losses on securities
    (both realized and unrealized)                   (1.19)              (0.92)
                                              ------------         -----------

  Total from investment operations                   (1.11)              (0.86)

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income               (0.06)
  Dividends in excess of net
    investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                              ------------         -----------

  Total distributions                                (0.06)               0.00

Net asset value, end of period                $       7.97         $      9.14
                                              ============         ===========

Total Return (B)                                    (12.18%)             (8.55%)

Ratios to Average Net Assets: (C)
Expenses                                              0.28%              0.28%
Net investment income                                 1.09%              1.03%

Portfolio Turnover Rate                               1.59%              5.26%

Net Assets, At End of Period                  $189,046,310         $175,931,207

(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets. Had these fees not been reimbursed, the expense ratio would have been 0.35% and 0.33%, and the net investment income ratio would have been 1.03% and 0.98% for the year ended December 31, 2001 and for the period from May 1, 2000 through December 31, 2000, respectively. Ratios are calculated on an annualized basis.

                       See notes to financial statements.

46------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCK -- 96.54%

COMPANY                                             SHARES         MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING - 0.30%
Interpublic Group of Companies, Inc., The            6,554        $     193,605
Omnicom Group, Inc.                                  3,239              289,405
TMP Worldwide, Inc.+                                 1,864               79,966
                                                                  -------------
                                                                        562,976
                                                                  -------------

AEROSPACE & Defense - 1.45%
Boeing Co., The                                     14,739              571,578
General Dynamics Corp.                               3,514              279,855
Goodrich Corp.                                       1,787               47,570
Honeywell International, Inc.                       14,133              477,978
Lockheed Martin Corp.                                7,583              353,899
Northrop Grumman Corp.                               1,915              193,051
Raytheon Co.                                         6,703              217,646
Rockwell Collins                                     3,212               62,634
United Technologies Corp.                            8,228              531,776
                                                                  -------------
                                                                      2,735,987
                                                                  -------------

AGRICULTURAL OPERATIONS - 0.09%
Archer-Daniels-Midland Co.                          11,539              165,585
                                                                  -------------

AIRLINES - 0.20%
AMR Corp.+                                           2,686               59,549
Delta Air Lines, Inc.                                2,154               63,026
Southwest Airlines Co.                              13,292              245,636
US Airways Group, Inc.+                              1,184                7,507
                                                                  -------------
                                                                        375,718
                                                                  -------------

APPLIANCES - 0.07%
Maytag Corp.                                         1,355               42,046
Whirlpool Corp.                                      1,162               85,209
                                                                  -------------
                                                                        127,255
                                                                  -------------

AUTOMOTIVE PARTS & Equipment - 0.33%
Cooper Tire & Rubber Co.                             1,302               20,780
Cummins, Inc.                                          731               28,173
Dana Corp.                                           2,529               35,103
Delphi Automotive Systems Corp.                      9,782              133,622
Genuine Parts Co.                                    3,012              110,540
Goodyear Tire & Rubber Co., The                      2,762               65,763
Johnson Controls, Inc.                               1,513              122,175
TRW, Inc.                                            2,182               80,821
Visteon Corp.                                        2,305               34,667
                                                                  -------------
                                                                        631,644
                                                                  -------------

AUTOMOTIVE TRUCK RENTAL - 0.01%
Ryder System, Inc.                                   1,053               23,324
                                                                  -------------

BANKING - 8.67%
AmSouth Bancorporation                               6,468              122,245
Bank of America Corp.                               27,507            1,731,566
Bank of New York Company, Inc., The                 12,852              524,362
Bank One Corp.                                      20,357              794,941
BB&T Corp.                                           7,754              279,997
Charter One Financial, Inc.                          3,796              103,061
Citigroup, Inc.                                     89,652            4,525,633
Comerica, Inc.                                       3,106              177,974
Fifth Third BanCorp.                                10,056              619,248
FleetBoston Financial Corp.                         18,424              672,476
Golden West Financial Corp.                          2,776              163,368
Huntington Bancshares, Inc.                          4,352               74,811
J.P. Morgan Chase & Co.                             34,582            1,257,056
KeyCorp                                              7,355              179,021
Mellon Financial Corp.                               8,334              313,525
Northern Trust Corp.                                 3,885              233,955
PNC Financial Services Group                         5,049              283,754
Regions Financial Corp.                              3,973              119,349
Southtrust Corp.                                     5,909              145,775
State Street Corp.                                   5,689              297,250
SunTrust Banks, Inc.                                 5,101              319,833
Union Planters Corp.                                 2,399              108,267
U.S. BanCorp.                                        3,686              705,048
Wachovia Corp.                                      23,904              749,629
Washington Mutual, Inc.                             15,333              501,389
Wells Fargo & Co.                                   29,757            1,292,942
Zions Bancorporation                                 1,512               79,501
                                                                  -------------
                                                                     16,375,976
                                                                  -------------

BEVERAGES - 2.44%
Adolph Coors Co., Class B                              643               34,336
Anheuser-Busch Companies, Inc.                      15,577              704,236
Brown-Forman Corp., Class B                          1,195               74,807
Coca-Cola Co., The                                  43,348            2,043,858
Coca-Cola Enterprises, Inc.                          7,346              139,133
Pepsi Bottling Group, Inc., The                      5,021              117,994
PepsiCo, Inc.                                       30,605            1,490,157
                                                                  -------------
                                                                      4,604,521
                                                                  -------------

BROADCASTING - 0.67%
Clear Channel Communications, Inc.+                 10,260              522,337
Comcast Corp.+                                      16,511              594,396
Univision Communications, Inc.+                      3,644              147,436
                                                                  -------------
                                                                      1,264,169
                                                                  -------------

BUILDING CONSTRUCTION - 0.07%
Centex Corp.                                         1,030               58,803
KB HOME                                                751               30,115
Pulte Homes, Inc.                                    1,027               45,876
                                                                  -------------
                                                                        134,794
                                                                  -------------

BUILDING MATERIALS - 0.05%
Louisiana-Pacific Corp.+                             1,873               15,808
Vulcan Materials Co.                                 1,760               84,374
                                                                  -------------
                                                                        100,182
                                                                  -------------

See notes to financial statements.

------------------------------------------------------------------------------47

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001-CONTINUED

COMMON STOCK -- CONTINUED

COMPANY                                             SHARES         MARKET VALUE
--------------------------------------------------------------------------------
CHEMICALS - 1.20%
Air Products & Chemicals, Inc.                       3,999        $     187,593
Ashland, Inc.                                        1,240               57,139
Dow Chemical Co., The                               15,681              529,704
E.I. du Pont de Nemours & Co.                       18,022              766,115
Eastman Chemical Co.                                 1,352               52,755
Ecolab, Inc.                                         2,225               89,556
Engelhard Corp.                                      2,280               63,110
Great Lakes Chemical Corp.                             880               21,366
Hercules, Inc.+                                      1,857               18,570
PPG Industries, Inc.                                 2,936              151,850
Praxair, Inc.                                        2,787              153,982
Rohm & Haas Co.                                      3,848              133,256
Sigma-Aldrich Corp.                                  1,324               52,179
                                                                  -------------
                                                                      2,277,175
                                                                  -------------

COMMERCIAL SERVICES - 0.70%
Cendant Corp.+                                      16,905              331,507
Cintas Corp.                                         2,948              142,654
Concord EFS, Inc.+                                   8,574              281,056
Convergys Corp.+                                     2,970              111,345
McDermott International, Inc.+                       1,035               12,699
Moody's Corp.                                        2,755              109,814
Paychex, Inc.                                        6,525              228,636
Quintiles Transnational Corp.+                       2,039               32,787
W.W. Grainger, Inc.                                  1,665               79,920
                                                                  -------------
                                                                      1,330,418
                                                                  -------------

COMPUTER EQUIPMENT & SERVICES - 4.79%
Apple Computer, Inc.+                                6,073              132,999
Automatic Data Processing, Inc.                     10,901              642,069
Compaq Computer Corp.                               29,449              287,422
Computer Sciences Corp.+                             2,953              144,638
Comverse Technology, Inc.+                           3,008               67,289
Dell Computer Corp.+                                45,338            1,232,287
Electronic Data Systems Corp.                        8,183              560,945
EMC Corp.+                                          38,453              516,808
First Data Corp.                                     6,745              529,145
Fiserv, Inc.+                                        3,256              137,794
Gateway, Inc.+                                       5,675               45,627
Hewlett-Packard Co.                                 33,841              695,094
International Business Machines Corp.               30,054            3,635,332
Lexmark International, Inc.+                         2,246              132,514
NVIDIA Corp.+                                        2,436              162,968
Palm, Inc.+                                          9,913               38,462
Parametric Technology Corp.+                         4,660               36,395
Symbol Technologies, Inc.                            3,953               62,774
                                                                  -------------
                                                                      9,060,562
                                                                  -------------

COMPUTER INFORMATION & TECHNOLOGY - 0.46%
Autodesk, Inc.                                         937               34,922
NCR Corp.+                                           1,692               62,367
Sun Microsystems, Inc.+                             56,794              700,838
Unisys Corp.+                                        5,479               68,707
                                                                  -------------
                                                                        866,834
                                                                  -------------

COMPUTER NETWORK - 1.30%
Cisco Systems, Inc.+                               127,661        $   2,311,941
Network Appliance, Inc.+                             5,634              123,216
Novell, Inc.+                                        5,591               25,663
                                                                  -------------
                                                                      2,460,820
                                                                  -------------

COMPUTER SOFTWARE - 4.87%
Adobe Systems, Inc.                                  4,179              129,758
BMC Software, Inc.+                                  4,265               69,818
Citrix Systems, Inc.+                                3,244               73,509
Computer Associates International, Inc.              9,998              344,831
Compuware Corp.+                                     6,417               75,656
Intuit, Inc.+                                        3,645              155,860
Mercury Interactive Corp.+                           1,444               49,067
Microsoft Corp.+                                    93,820            6,217,451
Oracle Corp.+                                       97,569            1,347,428
PeopleSoft, Inc.+                                    5,130              206,226
Siebel Systems, Inc.+                                7,910              221,322
VERITAS Software Corp.+                              6,947              311,365
                                                                  -------------
                                                                      9,202,291
                                                                  -------------

CONSULTING SERVICES - 0.01%
Sapient Corp.+                                       2,182               16,845
                                                                  -------------

COSMETICS & PERSONAL CARE - 1.07%
Alberto-Culver Co., Class B                            990               44,293
Avon Products, Inc.                                  4,154              193,161
Colgate-Palmolive Co.                                9,706              560,522
Gillette Co., The                                   18,420              615,228
International Flavors & Fragrances, Inc.             1,686               50,091
Kimberly-Clark Corp.                                 9,297              555,961
                                                                  -------------
                                                                      2,019,256
                                                                  -------------

DIVERSIFIED OPERATIONS - 3.67%
General Electric Co.                               173,249            6,943,818
                                                                  -------------

ELECTRICAL EQUIPMENT - 0.33%
American Power Conversion Corp.+                     3,433               49,641
Emerson Electric Co.                                 7,489              427,622
PerkinElmer, Inc.                                    2,133               74,698
Thermo Electron Corp.+                               3,156               75,302
                                                                  -------------
                                                                        627,263
                                                                  -------------

ELECTRONIC COMPONENTS - 0.62%
Jabil Circuit, Inc.+                                 3,337               75,817
Linear Technology Corp.                              5,551              216,711
Maxim Integrated Products, Inc.+                     5,740              301,407
Sanmina-SCI Corp.+                                   9,058              180,254
Solectron Corp.+                                    14,014              158,078
Thomas & Betts Corp.+                                1,025               21,679
Xilinx, Inc.+                                        5,794              226,256
                                                                  -------------
                                                                      1,180,202
                                                                  -------------

See notes to financial statements.

48------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001-CONTINUED

COMMON STOCK -- CONTINUED

COMPANY                                             SHARES         MARKET VALUE
--------------------------------------------------------------------------------
ELECTRONICS - 0.23%
Agilent Technologies, Inc.+                          8,004         $    228,194
Molex, Inc.                                          3,420              105,849
Teradyne, Inc.+                                      3,064               92,349
                                                                  -------------
                                                                        426,392
                                                                  -------------

ELECTRONICS - SEMICONDUCTORS - 3.84%
Advanced Micro Devices, Inc.+                        5,982               94,875
Altera Corp.+                                        6,760              143,447
Analog Devices, Inc.+                                6,306              279,923
Applied Materials, Inc.+                            14,204              569,580
Applied Micro Circuits Corp.+                        5,235               59,260
Conexant Systems, Inc.+                              4,262               61,202
Intel Corp.                                        117,287            3,688,676
KLA-Tencor Corp.+                                    3,239              160,525
LSI Logic Corp.+                                     6,274               99,004
Micron Technology, Inc.+                            10,407              322,617
Motorola, Inc.                                      38,268              574,785
National Semiconductor Corp.+                        3,049               93,879
Novellus Systems, Inc.+                              2,490               98,231
PMC-Sierra, Inc.                                     2,871               61,037
QLogic Corp.+                                        1,604               71,394
Texas Instruments, Inc.                             30,222              846,216
Vitesse Semiconductor Corp.+                         3,198               39,847
                                                                  -------------
                                                                      7,264,498
                                                                  -------------

ENGINEERING & CONSTRUCTION - 0.03%
Fluor Corp.                                          1,384               51,762
                                                                  -------------

ENTERTAINMENT & LEISURE - 0.65%
Brunswick Corp.                                      1,556               33,859
Carnival Corp.                                      10,233              287,343
Harrah's Entertainment, Inc.+                        2,055               76,056
International Game Technology+                       1,291               88,175
Walt Disney Co., The                                35,910              744,055
                                                                  -------------
                                                                      1,229,488
                                                                  -------------

ENVIRONMENTAL CONTROLS - 0.21%
Allied Waste Industries, Inc.+                       3,469               48,774
Waste Management, Inc.                              10,928              348,712
                                                                  -------------
                                                                        397,486
                                                                  -------------

FINANCIAL SERVICES - 3.46%
Ambac Financial Group, Inc.                          1,834              106,115
American Express Co.                                23,012              821,298
Bear Stearns Companies, Inc., The                    1,641               96,228
Capital One Financial Corp.                          3,642              196,486
Charles Schwab Corp., The                           24,122              373,167
Countrywide Credit Industries, Inc.                  2,068               84,726
Deluxe Corp.                                         1,230               51,143
Equifax, Inc.                                        2,477               59,820
Franklin Resources, Inc.                             4,626              163,159
H&R Block, Inc.                                      3,184              142,325
Household International, Inc.                        8,107              469,720

FINANCIAL SERVICES -- CONTINUED
John Hancock Financial Services, Inc.                5,373         $    221,905
Lehman Brothers Holdings, Inc.                       4,206              280,961
MBIA, Inc.                                           2,588              138,794
MBNA Corp.                                          14,883              523,882
Merrill Lynch & Company, Inc.                       14,665              764,340
MGIC Investment Corp.                                1,860              114,799
Morgan Stanley Dean Witter & Co.                    19,238            1,076,174
National City Corp.                                 10,496              306,903
Providian Financial Corp.+                           4,986               17,700
Stilwell Financial, Inc.                             3,830              104,253
Synovus Financial Corp.                              5,068              126,953
T. Rowe Price Group, Inc.                            2,147               74,565
USA Education, Inc.                                  2,751              231,139
                                                                  -------------
                                                                      6,546,555
                                                                  -------------

FOOD PRODUCTS - 0.91%
Campbell Soup Co.                                    7,128              212,913
General Mills, Inc.                                  6,334              329,431
H.J. Heinz Co.                                       6,096              250,668
Hershey Foods Corp.                                  2,378              160,991
Kellogg Co.                                          7,022              211,362
Sara Lee Corp.                                      13,664              303,751
SUPERVALU, Inc.                                      2,312               51,141
Wm. Wrigley Jr. Co.                                  3,960              203,425
                                                                  -------------
                                                                      1,723,682
                                                                  -------------

FOOD SERVICE & RESTAURANTS - 0.73%
ConAgra Foods, Inc.                                  9,394              223,295
Darden Restaurants, Inc.                             2,090               73,986
McDonald's Corp.                                    22,493              595,390
SYSCO Corp.                                         11,750              308,085
Tricon Global Restaurants, Inc.+                     2,575              126,690
Wendy's International, Inc.                          1,980               57,757
                                                                  -------------
                                                                      1,385,203
                                                                  -------------

FOREST PRODUCTS & PAPER - 0.50%
Boise Cascade Corp.                                    983               33,432
Georgia-Pacific Group                                3,966              109,501
International Paper Co.                              8,429              340,110
Mead Corp., The                                      1,749               54,027
Temple-Inland, Inc.                                    859               48,731
Westvaco Corp.                                       1,784               50,755
Weyerhaeuser Co.                                     3,762              203,449
Willamette Industries, Inc.                          1,919              100,018
                                                                  -------------
                                                                        940,023
                                                                  -------------

See notes to financial statements.

------------------------------------------------------------------------------49

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001-CONTINUED

COMMON STOCK -- CONTINUED

COMPANY                                             SHARES         MARKET VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCY - 1.15%
Fannie Mae                                          17,470        $   1,388,865
Freddie Mac                                         12,103              791,536
                                                                  -------------
                                                                      2,180,401
                                                                  -------------

HEALTHCARE - 1.27%
AmerisourceBergen Corp.                              1,799              114,326
Bausch & Lomb, Inc.                                    942               35,476
Cardinal Health, Inc.                                7,785              503,378
Health Management Associates, Inc.+                  4,271               78,586
HEALTHSOUTH Corp.+                                   6,759              100,168
Humana, Inc.+                                        2,955               34,839
IMS Health, Inc.                                     5,143              100,340
Manor Care, Inc.+                                    1,797               42,607
McKesson Corp.                                       4,968              185,803
Tenet Healthcare Corp.+                              5,665              332,649
HCA, Inc.                                            9,091              350,367
UnitedHealth Group, Inc.                             5,542              392,207
WellPoint Health Networks, Inc.+                     1,093              127,717
                                                                  -------------
                                                                      2,398,463
                                                                  -------------

HOLDING COMPANIES - 0.10%
Loews Corp.                                          3,440              190,507
                                                                  -------------

HOME FURNISHINGS - 0.21%
Leggett & Platt, Inc.                                3,424               78,752
Masco Corp.                                          8,036              196,882
Newell Rubbermaid, Inc.                              4,681              129,055
                                                                  -------------
                                                                        404,689
                                                                  -------------

HOUSEHOLD PRODUCTS - 1.33%
Clorox Co., The                                      4,140              163,737
Proctor & Gamble Co., The                           22,526            1,782,482
Unilever, NV                                         9,984              575,178
                                                                  -------------
                                                                      2,521,397
                                                                  -------------

HUMAN RESOURCES - 0.04%
Robert Half International, Inc.+                     3,084               82,343
                                                                  -------------

INSURANCE - 3.92%
Aetna, Inc.                                          2,514               82,937
AFLAC, Inc.                                          9,190              225,706
Allstate Corp., The                                 12,653              426,406
American International Group, Inc.                  45,670            3,626,198
Aon Corp.                                            4,579              162,646
Chubb Corp., The                                     3,064              211,416
CIGNA Corp.                                          2,615              242,280
Cincinnati Financial Corp.                           2,823              107,697
Conseco, Inc.+                                       5,904               26,332
Hartford Financial Services Group, Inc., The         4,141              260,179
Jefferson-Pilot Corp.                                2,661              123,124
Lincoln National Corp.                               3,277              159,164
Marsh & McLennan Companies, Inc.                     4,814              517,264
MetLife, Inc.                                       12,892              408,419
Progressive Corp., The                               1,287              192,149
SAFECO Corp.                                         2,214               68,966
St. Paul Companies, Inc., The                        3,748              164,800
Torchmark Corp.                                      2,209               86,880
UnumProvident Corp.                                  4,231              112,164
XL Capital, Ltd.                                     2,330              212,869
                                                                  -------------
                                                                      7,417,596
                                                                  -------------

INTERNET SERVICES - 0.09%
Yahoo!, Inc.+                                        9,902         $    175,661
                                                                  -------------

LODGING - 0.18%
Hilton Hotels Corp.                                  6,417               70,074
Marriott International, Inc.                         4,259              173,128
Starwood Hotels & Resorts Worldwide, Inc.            3,475              103,729
                                                                  -------------
                                                                        346,931
                                                                  -------------

MACHINERY - 0.41%
Black & Decker Corp., The                            1,417               53,463
Caterpillar, Inc.                                    5,999              313,448
Deere & Co.                                          4,114              179,617
Ingersoll-Rand Co.                                   2,944              123,089
Snap-on, Inc.                                        1,026               34,535
Stanley Works, The                                   1,493               69,529
                                                                  -------------
                                                                        773,681
                                                                  -------------

MANUFACTURING - 2.32%
Cooper Industries, Inc.                              1,632               56,989
Corning, Inc.+                                      16,252              144,968
Crane Co.                                            1,073               27,512
Danaher Corp.                                        2,476              149,328
Dover Corp.                                          3,553              131,710
Eaton Corp.                                          1,200               89,292
FMC Corp.+                                             539               32,071
Fortune Brands, Inc.                                 2,665              105,507
Illinois Tool Works, Inc.                            5,312              359,729
ITT Industries, Inc.                                 1,55               178,326
Millipore Corp.                                        819               49,713
Minnesota Mining & Manufacturing Co.                 6,914              817,304
Pall Corp.                                           2,126               51,152
Parker-Hannifin Corp.                                2,039               93,610
Rockwell International Corp.                         3,212               57,366
Textron, Inc.                                        2,461              102,033
Tyco International, Ltd.                            34,728            2,045,479
                                                                  -------------
                                                                      4,392,089
                                                                  -------------

MEDICAL - BIOTECHNOLOGY - 1.46%
Amgen, Inc.+                                        18,137            1,023,652
Biogen, Inc.+                                        2,594              148,766
Chiron Corp.+                                        3,320              145,549
Genzyme Corp.+                                       3,617              216,514
Immunex Corp.+                                       9,319              258,229
Pharmacia Corp.                                     22,629              965,127
                                                                  -------------
                                                                      2,757,837
                                                                  -------------

See notes to financial statements.

50------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCK -- CONTINUED

COMPANY                                             SHARES         MARKET VALUE
--------------------------------------------------------------------------------
MEDICAL PRODUCTS - 3.17%
Baxter International, Inc.                          10,344         $    554,749
Becton, Dickinson & Co.                              4,498              149,109
Biomet, Inc.                                         4,682              144,674
Boston Scientific Corp.+                             7,012              169,129
C. R. Bard, Inc.                                       897               57,857
Guidant Corp.+                                       5,363              267,077
Johnson & Johnson                                   53,403            3,156,117
Medtronic, Inc.                                     21,015            1,076,178
St. Jude Medical, Inc.+                              1,492              115,854
Stryker Corp.                                        3,426              199,976
Zimmer Holdings, Inc.+                               3,395              103,683
                                                                  -------------
                                                                      5,994,403
                                                                  -------------

MEDICAL SUPPLIES - 0.08%
Applera Corporation - Applied
Biosystems Group                                     3,686              144,749
                                                                  -------------

MINING & METALS - FERROUS &
  NONFERROUS - 0.52%
Alcan Aluminium, Ltd.                                5,569              200,094
Alcoa, Inc.                                         14,976              532,397
Allegheny Technologies, Inc.                         1,417               23,735
Inco, Ltd.+                                          3,214               54,445
Nucor Corp.                                          1,366               72,343
Phelps Dodge Corp.+                                  1,377               44,615
USX - U.S. Steel Group                               1,534               27,781
Worthington Industries, Inc.                         1,532               21,754
                                                                  -------------
                                                                        977,164
                                                                  -------------

MINING & METALS - PRECIOUS - 0.16%
Barrick Gold Corp.                                   9,347              149,085
Freeport-McMoRan Copper & Gold, Inc.+                2,547               34,104
Newmont Mining Corp.                                 3,375               64,496
Placer Dome, Inc.                                    5,748               62,711
                                                                  -------------
                                                                        310,396
                                                                  -------------

MOTOR VEHICLE MANUFACTURING - 0.73%
Ford Motor Co.                                      31,862              500,869
General Motors Corp.                                 9,588              465,977
Harley-Davidson, Inc.                                5,283              286,920
Navistar International Corp.+                        1,048               41,396
PACCAR, Inc.                                         1,328               87,143
                                                                  -------------
                                                                      1,382,305
                                                                  -------------

MULTIMEDIA - 2.31%
AOL Time Warner, Inc.+                              77,202            2,478,184
Gannett Company, Inc.                                4,613              310,132
McGraw-Hill Companies, Inc., The                     3,415              208,247
Viacom, Inc., Class B+                              31,002            1,368,738
                                                                  -------------
                                                                      4,365,301
                                                                  -------------

OFFICE EQUIPMENT - 0.23%
Avery Dennison Corp.                                 1,926         $    108,877
Pitney Bowes, Inc.                                   4,309              162,061
Tektronix, Inc.+                                     1,662               42,846
Xerox Corp.+                                        12,131              126,405
                                                                  -------------
                                                                        440,189
                                                                  -------------

OIL & GAS - DISTRIBUTION & MARKETING - 0.52%
Burlington Resources, Inc.                           3,691              138,560
El Paso Corp.                                        8,900              397,029
Kinder Morgan, Inc.                                  1,998              111,269
NICOR, Inc.                                            790               32,896
Sempra Energy                                        3,593               88,208
Williams Companies, Inc., The                        8,975              229,042
                                                                  -------------
                                                                        997,004
                                                                  -------------

OIL & GAS - INTEGRATED - 5.01%
Amerada Hess Corp.                                   1,554               97,125
ChevronTexaco Corp.                                 18,616            1,668,180
Conoco, Inc.                                        10,928              309,262
Exxon Mobil Corp.                                  119,533            4,697,647
USX-Marathon Group                                   5,392              161,760
Nabors Industries, Inc.+                             2,576               88,434
Occidental Petroleum Corp.                           6,472              171,702
Phillips Petroleum Co.                               6,627              399,343
Royal Dutch Petroleum Co., ADR                      37,159            1,821,534
Sunoco, Inc.                                         1,477               55,151
                                                                  -------------
                                                                      9,470,138
                                                                  -------------

OIL & GAS PRODUCERS - 0.47%
Anadarko Petroleum Corp.                             4,375              248,719
Apache Corp.                                         2,406              119,996
Devon Energy Corp.                                   2,256               87,194
EOG Resources, Inc.                                  2,045               79,980
Kerr-McGee Corp.                                     1,652               90,530
Noble Drilling Corp.+                                2,353               80,096
Rowan Companies, Inc.+                               1,667               32,290
Unocal Corp.                                         4,249              153,261
                                                                  -------------
                                                                        892,066
                                                                  -------------

OIL & GAS SERVICES & EQUIPMENT - 0.63%
Baker Hughes, Inc.                                   5,858              213,641
Dynegy, Inc.                                         5,791              147,671
Halliburton Co.                                      7,499               98,237
Schlumberger, Ltd.                                  10,013              550,214
Transocean Sedco Forex, Inc.                         5,558              187,972
                                                                  -------------
                                                                      1,197,735
                                                                  -------------

See notes to financial statements.

------------------------------------------------------------------------------51

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCK -- CONTINUED

COMPANY                                             SHARES         MARKET VALUE
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.11%
Ball Corp.                                             480         $     33,936
Bemis Company, Inc.                                    941               46,278
Pactiv Corp.+                                        2,769               49,150
Sealed Air Corp.+                                    1,475               60,210
Tupperware Corp.                                     1,024               19,712
                                                                  -------------
                                                                        209,286
                                                                  -------------

PHARMACEUTICAL - 7.74%
Abbott Laboratories                                 26,962            1,503,132
Allergan, Inc.                                       2,296              172,315
American Home Products Corp.                        22,951            1,408,273
Bristol-Myers Squibb Co.                            33,848            1,726,248
Eli Lilly & Co.                                     19,534            1,534,200
Forest Laboratories, Inc.+                           3,081              252,488
King Pharmaceuticals, Inc.+                          4,262              179,558
MedImmune, Inc.+                                     3,722              172,515
Merck & Company, Inc.                               39,758            2,337,770
Pfizer, Inc.                                       109,788            4,375,052
Schering-Plough Corp.                               25,461              911,758
Watson Pharmaceuticals, Inc.+                        1,852               58,134
                                                                  -------------
                                                                     14,631,443
                                                                  -------------

PHOTO EQUIPMENT - 0.08%
Eastman Kodak Co.                                    5,065              149,063
                                                                  -------------

PUBLISHING & PRINTING - 0.31%
American Greetings Corp.+                            1,140               15,709
Dow Jones & Company, Inc.                            1,508               82,533
Knight-Ridder, Inc.                                  1,383               89,798
Meredith Corp.                                         864               30,802
New York Times Co., The                              2,778              120,149
R. R. Donnelley & Sons Co.                           2,047               60,775
Tribune Co.                                          5,208              194,935
                                                                  -------------
                                                                        594,701
                                                                  -------------

RAILROAD - 0.17%
Burlington Northern Sante Fe Corp.                   6,864              195,830
Norfolk Southern Corp.                               6,732              123,398
                                                                  -------------
                                                                        319,228
                                                                  -------------

REAL ESTATE - 0.18%
Equity Office Properties Trust                       7,069              212,636
Equity Residential Properties Trust                  4,620              132,640
                                                                  -------------
                                                                        345,276
                                                                  -------------

RETAIL STORES - 7.00%
Albertson's, Inc.                                    7,069         $    222,603
AutoZone, Inc.+                                      1,956              140,441
Bed Bath & Beyond, Inc.+                             5,015              170,009
Best Buy Company, Inc.+                              3,645              271,480
Big Lots, Inc.+                                      1,934               20,114
Circuit City Stores-Circuit City Group               3,598               93,368
Costco Wholesale Corp.+                              7,846              348,205
CVS Corp.                                            6,872              203,411
Dillards, Inc.                                       1,483               23,728
Dollar General Corp.                                 5,785               86,197
Family Dollar Stores, Inc.                           2,999               89,910
Federated Department Stores, Inc.+                   3,450              141,105
Gap, Inc., The                                      15,010              209,239
Home Depot, Inc., The                               40,770            2,079,678
J.C. Penney Company, Inc.                            4,615              124,144
Kmart Corp.+                                         8,549               46,678
Kohl's Corp.+                                        5,819              409,890
Kroger Co., The+                                    14,161              295,540
Limited, Inc., The                                   7,453              109,708
Lowe's Companies, Inc.                              13,409              622,312
May Department Stores Co., The                       5,204              192,444
Nordstrom, Inc.                                      2,303               46,590
Office Depot, Inc.+                                  5,220               96,779
RadioShack Corp.                                     3,249               97,795
Safeway, Inc.+                                       8,829              368,611
Sears, Roebuck & Co.                                 5,739              273,406
Sherwin-Williams Co., The                            2,739               75,323
Staples, Inc.+                                       7,928              148,254
Starbucks Corp.+                                     6,597              125,673
Target Corp.                                        15,685              643,869
Tiffany & Co.                                        2,546               80,123
TJX Companies, Inc., The                             4,880              194,517
Toys "R" Us, Inc.+                                   3,464               71,843
Walgreen Co.                                        17,783              598,576
Wal-Mart Stores, Inc.                               77,900            4,483,145
Winn-Dixie Stores, Inc.                              2,465               35,126
                                                                  -------------
                                                                     13,239,834
                                                                  -------------

TELECOMMUNICATIONS - EQUIPMENT &
  SERVICES - 1.19%
ADC Telecommunications, Inc.+                       13,555               62,353
Andrew Corp.+                                        1,433               31,368
Avaya, Inc.+                                         4,917               59,742
Broadcom Corp.+                                      4,538              185,967
CIENA Corp.+                                         5,720               81,853
JDS Uniphase Corp.+                                 22,992              200,720
Lucent Technologies, Inc.+                          59,356              373,349
Nortel Networks Corp.+                              55,562              416,715
QUALCOMM, Inc.+                                     13,229              668,065
Scientific-Atlanta, Inc.                             2,845               68,109
Tellabs, Inc.+                                       7,151              107,480
                                                                  -------------
                                                                      2,255,721
                                                                  -------------

See notes to financial statements.

52------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001-CONTINUED

COMMON STOCK -- CONTINUED

COMPANY                                             SHARES         MARKET VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - INTEGRATED - 3.77%
ALLTEL Corp.                                         5,474         $    337,910
AT&T Corp.                                          61,273            1,111,492
Qwest Communications International, Inc.            29,009              409,897
SBC Communications, Inc.                            58,739            2,300,807
Verizon Communications, Inc.                        47,248            2,242,390
WorldCom, Inc.+                                     50,828              715,658
                                                                  -------------
                                                                      7,118,154
                                                                  -------------

TELECOMMUNICATIONS - WIRELESS - 0.63%
AT&T Wireless Services, Inc.+                       44,073              633,329
Nextel Communications, Inc.+                        13,294              145,702
Sprint Corp. - PCS Group+                           16,875              411,919
                                                                  -------------
                                                                      1,190,950
                                                                  -------------

TELECOMMUNICATIONS - WIRELINE - 0.89%
BellSouth Corp.                                     32,641            1,245,254
CenturyTel, Inc.                                     2,461               80,721
Citizens Communications Co.+                         4,985               53,140
Sprint Corp. - Fon Group                            15,463              310,497
                                                                  -------------
                                                                      1,689,612
                                                                  -------------

TEXTILES & APPAREL - 0.26%
Jones Apparel Group, Inc.+                           2,104               69,790
Liz Claiborne, Inc.                                    899               44,725
Nike, Inc., Class B                                  4,723              265,622
Reebok International, Ltd.+                          1,013               26,845
V.F. Corp.                                           1,953               76,187
                                                                  -------------
                                                                        483,169
                                                                  -------------

TOBACCO - 0.97%
Philip Morris Companies, Inc.                       37,927            1,738,953
UST, Inc.                                            2,831               99,085
                                                                  -------------
                                                                      1,838,038
                                                                  -------------

TOYS - 0.09%
Hasbro, Inc.                                         2,976               48,300
Mattel, Inc.                                         7,477              128,604
                                                                  -------------
                                                                        176,904
                                                                  -------------
TRANSPORTATION - 0.34%
CSX Corp.                                            3,734              130,877
FedEx Corp.+                                         5,264              273,096
Union Pacific Corp.                                  4,338              247,266
                                                                  -------------
                                                                        651,239
                                                                  -------------

TRAVEL SERVICES - 0.05%
Sabre Holdings Corp.+                                2,307               97,701
                                                                  -------------

UTILITIES - ELECTRIC & GAS - 2.47%
AES Corp., The+                                      9,312         $    152,251
Allegheny Energy, Inc.                               2,184               79,104
Ameren Corp.                                         2,405              101,732
American Electric Power Company, Inc.                5,647              245,814
Calpine Corp.+                                       5,226               87,745
Cinergy Corp.                                        2,780               92,935
CMS Energy Corp.                                     2,288               54,981
Consolidated Edison, Inc.                            3,721              150,180
Constellation Energy Group                           2,855               75,800
Dominion Resources, Inc.                             4,561              274,116
DTE Energy Co.                                       2,874              120,536
Duke Energy Corp.                                   13,482              529,303
Edison International+                                5,696               86,010
Entergy Corp.                                        3,855              150,769
Exelon Corp.                                         5,596              267,936
FirstEnergy Corp.                                    5,226              182,805
FPL Group, Inc.                                      3,068              173,035
KeySpan Corp.                                        2,394               82,952
Mirant Corp.+                                        6,436              103,105
Niagara Mohawk Holdings, Inc.+                       2,828               50,140
NiSource, Inc.                                       3,612               83,293
Peoples Energy Corp.                                   607               23,024
PG&E Corp.+                                          6,705              129,004
Pinnacle West Capital Corp.                          1,468               61,436
Power-One, Inc.+                                     1,369               14,251
PPL Corp.                                            2,553               88,972
Progress Energy, Inc.                                3,725              167,737
Public Service Enterprise Group, Inc.                3,634              153,318
Reliant Energy, Inc.                                 5,188              137,586
Southern Co., The                                   11,964              303,287
TECO Energy, Inc.                                    2,367               62,110
TXU Corp.                                            4,488              211,609
Xcel Energy, Inc.                                    5,963              165,414
                                                                  -------------
                                                                      4,662,290
                                                                  -------------

TOTAL COMMON STOCK
  (Cost $219,441,344)                                               182,518,358
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 0.16%

U.S. TREASURY BILLS, BONDS,
  AND NOTES-0.16%
U.S. Treasury Bill, 4.120%,
  due 09/27/01[Section]                          $ 300,000              298,829
                                                                  -------------

TOTAL SHORT-TERM OBLIGATIONS
  (Cost $298,829)                                                       298,829
                                                                  -------------

TOTAL INVESTMENTS
  (Cost $219,740,173)                                96.70%         182,817,187
Other assets, less liabilities                        3.30            6,229,123
                                                 ---------        -------------

TOTAL NET ASSETS                                    100.00%       $ 189,046,310
                                                 =========        =============

        + Non-income producing security.

[Section] Security or a portion of the security pledged to cover the margin and collateral requirements for futures contracts (Note B). At the end of the period, the aggregate market value of the securities pledged was $1,746,491. The underlying face amount, at market value, of open futures contracts was $5,746,000 at December 31, 2001.

                       See notes to financial statements.

------------------------------------------------------------------------------53

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                           SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

                       Common Stock            85.28%
                       Cash                    14.72%

                       ------------------------------------------
                                  NUMBER OF HOLDINGS
                       ------------------------------------------

                                          77
                       ------------------------------------------
x                                                      PERCENT OF
                       TOP TEN EQUITIES               PORTFOLIO++
                       ------------------------------------------
                       Dress Barn, Inc., The            2.02%
                       Houston Exploration Co., The     1.97%
                       Colonial Bancgroup, Inc., The    1.88%
                       Arch Chemicals, Inc.             1.86%
                       Payless ShoeSource, Inc.         1.84%
                       H. B. Fuller Co.                 1.77%
                       AMETEK, Inc.                     1.74%
                       R.H. Donnelley Corp.             1.74%
                       Pride International, Inc.        1.67%
                       Simpson Manufacturing Co.        1.64%

                       ------------------------------------------
                                                      PERCENT OF
                       TOP TEN INDUSTRIES             PORTFOLIO++
                       ------------------------------------------
                       Banking                          9.38%
                       Real Estate                      5.14%
                       Electronics                      5.02%
                       Retail Stores                    4.53%
                       Chemicals                        4.17%
                       Medical Products                 3.32%
                       Oil & Gas Producers              3.24%
                       Automotive Parts &
                         Equipment                      3.21%
                       Manufacturing                    2.87%
                       Building Materials               2.84%

                            ++Represents market value of
                              investments plus cash.

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                  Dalton, Greiner, Hartman, Maher and Company

                       INVESTMENT OBJECTIVE AND STRATEGY
      To achieve long-term capital appreciation by investing primarily in securities of small-cap companies.

                           NET ASSETS AS OF 12/31/01
                                  $17,943,875

--------------------------------------------------------------------------------

The year 2001 will certainly go down as one of the more tumultuous in the history of the U.S. stock market. It is particularly gratifying to us, to report to you, that not only did the JPVF Small-Cap Value Portfolio return 11.37% since its inception on May 1st, this return was well in excess of the 6.89% return achieved by the Russell 2000 Value index.

Nearly all sectors contributed to the out performance. Four sectors, in particular, made significant contributions to performance for the period. Industrial Cyclicals such as Basic Materials, Capital Goods and Transportation all appreciated approximately 15% since May 1st. Technology stocks, Healthcare stocks and Consumer Staples also added to performance by appreciating between 14% and 23% during the period. Energy, on the other hand, was weak for most of the year, declined 23%, detracting modestly from performance. As has been the case historically, the Portfolio's out performance has come from superior stock picking, not from taking big (risky) bets on the various economic sectors.

Looking ahead to 2002, we expect to see a modest economic recovery. Our rationale is based on several factors, which follow in no particular order:
Interest Rates & Liquidity - The Fed has cut interest rates an astounding eleven times this year, taking the Fed Funds rate down from 6% to 1.75% currently. This is providing significant liquidity to boost the economy, while we also feel that a lot of the stock market's strength this year can be attributed to this factor. We note that this has been a global phenomenon; The Yield Curve's steep upward slope suggests more rapid economic growth, combined with low inflation currently; Oil Prices - have fallen by a third from their highs, which keeps

54-----------------------------------------------------------------------------

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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

inflation down, and more money in the consumer's pocket; Fiscal Policy - Increased Government spending and further tax cuts will also add to economic growth and the consumer's spending ability, respectively; and finally, the Inventory reduction cycle, which has detracted from GDP growth for six quarters in a row, should be about to reverse.

The main negatives we see for the economy right now are rising unemployment and high debt levels. While the above factors should help alleviate these drags, we are most concerned that debt balances at both the corporate and consumer level have outpaced asset growth since the last recession, and absolute debt levels are about double what they were a decade ago. This could continue to keep the capital spending cycle below normal, and contain the anticipated expansion. The stock market may not like that, considering we're already priced for a strong recovery. Valuation multiples on just about any metric are above historical end of recession levels. This is our biggest concern for 2002. The key question is, will earnings recover quickly enough to justify valuation multiples, yet not too fast as to ignite fears, and a Fed tightening cycle?

Combining the prospects for an economic recovery with current high valuations, our guess is that broad market appreciation in 2002 will be in the range of 5-10% that is forecasted by most Wall Street strategists. However, we expect that small cap stocks will continue to outpace large caps for several reasons. Historically, small caps outperform at the end of recessions since they are more cyclically sensitive and tend to exhibit faster earnings growth. Valuation also continues to favor small caps. On most measures small caps are cheap versus history. Finally, market cash flows continue to work favorably as small cap mutual funds gain assets while the IPO market remains relatively dormant.

Given the above environment, stock picking should remain a powerful weapon in the search for superior returns. Rest assured, the eight members of the DGHM investment team are continuously searching the small cap universe for attractive candidates that meet our high standards. This is what we've done for the last twenty years and believe that this is the way to outperform over time.

--------------------------------------------------------------------------------

           SMALL-CAP VALUE PORTFOLIO ANDTHE RUSSELL 2000 VALUE INDEX
              Comparison of Change in Value of $10,000 Investment

[EDGAR REPRESENTATION OF LINE CHART]

              SMALL-CAP             RUSSELL 2000
                VALUE                VALUE INDEX
5/01            10000                   10000
                10300                   10159
6/01            10759                   10568
7/01            10848                   10331
8/01            10740                   10295
9/01             9606                    9158
10/01           10040                    9397
11/01           10465                   10073
12/01           11137                   10689

                      ------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                      ------------------------------------

                                                   RUSSELL
                                                    2000
                                       SMALL-CAP    VALUE
                                        VALUE       INDEX
                      INCEPTION         11.37%      6.89%

                                 INCEPTION DATE
                                  MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the "Portfolio") at its inception with similar investments in the Russell 2000 Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

-----------------------------------------------------------------------------55

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                               PERIOD FROM
                                               MAY 1, 2001
                                                 THROUGH
                                                 DECEMBER
                                               31, 2001 (A)

Net asset value, beginning of period            $ 10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income
  Net gains and losses on securities
    (both realized and unrealized)                 1.14
                                                -------

  Total from investment operations                 1.14

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains                (0.07)
  Distributions in excess of capital gains
                                                -------

  Total distributions                             (0.07)

Net asset value, end of period                  $ 11.07
                                                =======

Total Return (B)                                 11.37%

Ratios to Average Net Assets: (C)
Expenses                                          1.52%
Net investment income                            (0.17%)

Portfolio Turnover Rate                          34.84%

Net Assets, At End of Period               $ 17,943,875

--------------------------------------------------------------------------------

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

                       See notes to financial statements.

56-----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK--91.33%

COMPANY                                            SHARES          MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-1.86%
R.H. Donnelley Corp.                               11,500           $ 334,075
                                                                    ---------

AEROSPACE & Defense-0.29%
Esterline Technologies Corp.+                       3,200              51,232
                                                                    ---------

AUTOMOTIVE PARTS & EQUIPMENT-3.44%
BorgWarner, Inc.                                    6,000             313,500
CLARCOR, Inc.                                      11,200             304,080
                                                                    ---------
                                                                      617,580
                                                                    ---------

BANKING-10.05%
Banknorth Group, Inc.                               9,400             211,688
Chittenden Corp.                                    3,900             107,640
Colonial BancGroup, Inc., The                      25,700             362,113
Commerce Bancshares, Inc.                           6,185             241,153
Cullen/Frost Bankers, Inc.                          6,000             185,280
Fulton Financial Corp.                             12,700             277,241
Local Financial Corp.+                             13,400             187,466
Webster Financial Corp.                             7,300             230,169
                                                                    ---------
                                                                    1,802,750
                                                                    ---------

BROADCASTING-1.69%
Mediacom Communications Corp.+                     16,600             303,116
                                                                    ---------

BUILDING MATERIALS-3.04%
NCI Building Systems, Inc.+                        13,000             230,100
Simpson Manufacturing Company, Inc.+                5,500             315,150
                                                                    ---------
                                                                      545,250
                                                                    ---------

CHEMICALS-4.47%
Arch Chemicals, Inc.                               15,400             357,280
Georgia Gulf Corp.                                  5,700             105,450
H. B. Fuller Co.                                   11,800             339,486
                                                                    ---------
                                                                      802,216
                                                                    ---------

COMMERCIAL SERVICES-1.67%
Central Parking Corp.+                              7,100             139,444
Plexus Corp.+                                       6,000             159,360
                                                                    ---------
                                                                      298,804
                                                                    ---------

COMPUTER EQUIPMENT & SERVICES-1.79%
Perot Systems Corp.+                                7,300             149,066
SBS Technologies, Inc.                             11,800             171,926
                                                                    ---------
                                                                      320,992
                                                                    ---------

COMPUTER SOFTWARE-1.10%
Take-Two Interactive Software, Inc.+               12,200             197,274
                                                                    ---------

COSMETICS & Personal Care-1.50%
Steiner Leisure, Ltd., ADR+                        12,700            $269,875
                                                                    ---------

EDUCATIONAL SERVICES-1.51%
Learning Tree International, Inc.+                  9,700             270,630
                                                                    ---------

ELECTRONIC COMPONENTS-2.47%
Technitrol, Inc.                                    7,300             201,626
TTM Technologies, Inc.+                            23,900             241,868
                                                                    ---------
                                                                      443,494
                                                                    ---------

ELECTRONICS-5.38%
Actel Corp.+                                        9,300             185,163
AMETEK, Inc.                                       10,500             334,845
Artesyn Technologies, Inc.+                        19,400             180,614
EMS Technologies, Inc.+                             4,500              72,360
Littelfuse, Inc.+                                   7,300             191,552
                                                                    ---------
                                                                      964,534
                                                                    ---------

ELECTRONICS - SEMICONDUCTORS-0.80%
Pericom Semiconductor Corp.+                        9,900             143,550
                                                                    ---------

FINANCIAL SERVICES-1.23%
Jefferies Group, Inc.+                              4,800             203,088
Raymond James Financial, Inc.                         500              17,760
                                                                    ---------
                                                                      220,848
                                                                    ---------

FOOD PRODUCTS-0.87%
Flowers Foods, Inc.+                                3,900             155,688
                                                                    ---------

FOOD SERVICE & RESTAURANTS-0.72%
Landry's Restaurants, Inc.                          6,900             128,685
                                                                    ---------

FOREST PRODUCTS & PAPER-1.25%
Wausau-Mosinee Paper Corp.                         18,500             223,850
                                                                    ---------

HEALTHCARE-2.74%
Orthodontic Centers of America, Inc.+               8,200             250,100
Renal Care Group, Inc.+                             7,500             240,750
                                                                    ---------
                                                                      490,850
                                                                    ---------

HOME FURNISHINGS-0.70%
Oneida, Ltd.                                        9,700             125,615
                                                                    ---------

INSURANCE-2.96%
Delphi Financial Group, Inc.                        7,600             253,080
Reinsurance Group of America, Inc.                  8,350             277,888
                                                                    ---------
                                                                      530,968
                                                                    ---------

--------------------------------------------------------------------------------

                       See notes to financial statements.

------------------------------------------------------------------------------57

                                            JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK--91.33% CONTINUED

COMPANY                                            SHARES          MARKET VALUE
--------------------------------------------------------------------------------
Machinery-2.81%
Briggs & Stratton Corp.                             6,900           $ 294,630
IDEX Corp.                                          6,100             210,450
                                                                    ---------
                                                                      505,080
                                                                    ---------

MANUFACTURING-3.08%
Brady Corp.                                         3,300             120,780
Matthews International Corp.                        4,200             103,236
Therma-Wave, Inc.+                                 14,300             213,356
Wabtec, Inc.                                        9,300             114,390
                                                                    ---------
                                                                      551,762
                                                                    ---------

MEDICAL PRODUCTS-3.56%
Arrow International, Inc.                           6,400             255,616
Beckman Coulter, Inc.                               5,400             239,220
West Pharmaceutical Services, Inc.                  5,400             143,640
                                                                    ---------
                                                                      638,476
                                                                    ---------

MEDICAL SUPPLIES-1.21%
Sybron Dental Specialties, Inc.+                   10,100             217,958
                                                                    ---------

MOTOR VEHICLE MANUFACTURING-1.70%
Arctic Cat, Inc.                                   13,600             231,200
Coachmen Industries, Inc.                           6,200              74,400
                                                                    ---------
                                                                      305,600
                                                                    ---------

OFFICE EQUIPMENT-1.62%
Herman Miller, Inc.                                12,300             291,018
                                                                    ---------

OIL & Gas PRODUCERS-3.46%
Cabot Oil & Gas Corp.                              10,100             242,905
Houston Exploration Co., The+                      11,300             379,454
                                                                    ---------
                                                                      622,359
                                                                    ---------

OIL & GAS SERVICES & EQUIPMENT-1.78%
Pride International, Inc.+                         21,200             320,120
                                                                    ---------

PHARMACEUTICAL-1.57%
Omnicare, Inc.                                     11,300             281,144
                                                                    ---------

PUBLISHING & PRINTING-2.40%
Banta Corp.                                         8,500             250,920
Hollinger International, Inc.                      15,400             180,180
                                                                    ---------
                                                                      431,100
                                                                    ---------

REAL ESTATE-5.51%
LNR Property Corp.                                  7,900            $246,322
Macerich Co., The                                   8,300             220,780
Mack-Cali Realty Corp.                              7,100             220,242
Pan Pacific Retail Properties, Inc.                 2,100              60,312
Post Properties, Inc.                               5,500             195,305
Security Capital Group, Inc., Class B+              1,800              45,666
                                                                    ---------
                                                                      988,627
                                                                    ---------

RETAIL STORES-4.85%
Claire's Stores, Inc.                               8,600             129,860
Dress Barn, Inc., The+                             15,500             387,655
Payless ShoeSource, Inc.+                           6,300             353,745
                                                                    ---------
                                                                      871,260
                                                                    ---------

TELECOMMUNICATIONS - EQUIPMENT &
SERVICES-1.19%
Plantronics, Inc.+                                  8,300             212,812
                                                                    ---------

TEXTILES & APPAREL-1.01%
Timberland Co., The+                                4,900             181,692
                                                                    ---------

TRANSPORTATION-1.10%
Heartland Express, Inc.+                            5,300             147,181
USFreightways Corp.                                 1,600              50,240
                                                                    ---------
                                                                      197,421
                                                                    ---------

UTILITIES - ELECTRIC & GAS-2.95%
El Paso Electric Co.+                              18,600             269,700
Sierra Pacific Resources                           17,250             259,613
                                                                    ---------
                                                                      529,313
                                                                    ---------

TOTAL COMMON STOCK
(Cost $15,582,429)                                                 16,387,618
                                                                    ---------

TOTAL INVESTMENTS
(Cost $15,582,429)                                  91.33%         16,387,618
Other assets, less liabilities                       8.67           1,556,257
                                                   ------        ------------

TOTAL NET ASSETS                                   100.00%       $ 17,943,875
                                                   ======        ============

+ Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.

58-----------------------------------------------------------------------------

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                VALUE PORTFOLIO
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

Common Stock        90.84%
Cash                 8.65%
Preferred Stock      0.51%

--------------------------------------------------------------------------------
                               NUMBER OF HOLDINGS
--------------------------------------------------------------------------------
                                       65

--------------------------------------------------------------------------------
                                                                   PERCENT OF
TOP TEN EQUITIES                                                   PORTFOLIO++
--------------------------------------------------------------------------------
American Standard
  Companies, Inc.                                                     3.03%
Tyco International, Ltd.                                              2.64%
Ross Stores, Inc.                                                     2.40%
Abbott Laboratories                                                   2.30%
Alcoa, Inc.                                                           2.28%
Baxter International, Inc.                                            2.25%
Citigroup, Inc.                                                       2.20%
Anheuser-Busch Cos., Inc.                                             2.03%
Federated Department
  Stores, Inc.                                                        1.99%
Convergys Corp.                                                       1.97%

--------------------------------------------------------------------------------
                                                                   PERCENT OF
TOP TEN INDUSTRIES                                                 PORTFOLIO++
--------------------------------------------------------------------------------
Retail Stores                                                        10.32%
Manufacturing                                                         7.46%
Financial Services                                                    7.18%
Banking                                                               6.01%
Pharmaceutical                                                        4.69%
Oil & Gas - Integrated                                                4.61%
Utilities - Electric & Gas                                            3.77%
Beverages                                                             3.44%
Commercial Services                                                   3.16%
Building Materials                                                    3.03%

                          ++Represents market value of
                             investments plus cash.


--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                      Credit Suisse Asset Management, LLC
                                (Since 08/28/97)

                             ROBERT E. RESCOE, CFA
                                    DIRECTOR

                      - Joined Credit Suisse in 1999,
                        formerly with Warburg Pincus
                        Asset Management since 1983

                      - 22 years of investment experience

                      - M.B.A. from University of Texas

                      - B.A. from Tulane University

                      - Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY
 To seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and current income.

                           NET ASSETS AS OF 12/31/01
                                  $96,103,870

--------------------------------------------------------------------------------


OVERVIEW:

     The U.S. stock market performed weakly in the first quarter of 2001, reflecting a good deal of uncertainty regarding the economy and corporate profits.

     While most major indexes posted gains in the second quarter, they generally displayed negative year-to-date numbers as of June 30th.

     The U.S. stock market declined sharply in the third quarter, with an already clouded economic and earnings picture becoming much murkier in the aftermath of the events of September 11th.

     The U.S. stock market rose in the fourth quarter, continuing a rally begun post September 11. As risk concerns faded-eased by a surge in liquidity and by success on the war front-investors were keen to revisit equities. Performance was positive for most sectors across the market-cap spectrum.

PERFORMANCE:

     The JPVF Value Portfolio posted a gain of 1.54% for the year, outperforming the S&P 500 Index - with same-period loss of 11.89%.

     We attribute these results to good stock selection in general. Certain of the Portfolio's industrial, capital-equipment, financial-services, food, and retail holdings made noteworthy gains in the fourth quarter. A good showing in the third quarter helped the Portfolio from its health-care and telecommunications holdings. (While telecom shares in general had losses over this period, our exposure was largely limited to Baby Bell stocks that performed well.) Stocks that helped the Portfolio's return in the first and second quarters included certain financial-services, health-care and retail names.

STRATEGY:

     We remained focused on our bottom-up

60------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                VALUE PORTFOLIO
--------------------------------------------------------------------------------

stock selection process, striving to identify value among companies with healthy balance sheets and modest, yet sustainable, long-term earnings-growth prospects. Specific factors we examine include positive catalysts such as restructurings, management changes and/or the development of new products or services.

THE PORTFOLIO:

     We made few noteworthy changes to the Portfolio in the first half of 2001 in terms of sector allocation. In fact, our buying and selling activity was relatively quiet, as we continued to view the bulk of our holdings as attractive, based on their valuations and the prospects for their underlying businesses. Over the third quarter, our most noteworthy move was to modestly pare our exposure to the consumer area, based on the potential for a continued downward trend in consumer confidence. During the fourth quarter, we made no dramatic changes to the Portfolio and remained fairly well diversified by sector, with a notable underweighting in technology (where we viewed most value-type names as having limited prospects for big earnings improvements anytime soon).

     We did, however, make some adjustments, including, for example, our modest increase in the fourth quarter to the Portfolio's exposure to oil & gas services companies. These stocks were hurt by the 2001 decline in energy prices, and we added a few names that we deemed to be oversold (energy was one of the few areas in which we established new positions in the quarter). These companies have exposure to oil and gas activity in North America. In our view, this activity should resume soon-there has been a lull in exploration and production-as energy inventories begin to decline.

     Adjustments we made elsewhere were likewise marginal in nature, and based on valuation considerations with respect to specific stocks. In general, we sought to pare exposure to certain defensive, less cyclical areas (e.g., consumer staples and health care) while seeking to increase our exposure to cyclical sectors (e.g., energy and the more economically sensitive areas of financial services). We have continued to employ this approach since the end of the year and intend to maintain it going forward.

OUTLOOK:

     Coming into the fourth quarter, we were relatively optimistic regarding the economy, and the adjustments we made to the Portfolio based on that view proved beneficial. We continue to believe that the economy could exit recession sooner than generally expected, and, again, we will look for opportunities to add some more cyclicality to the Portfolio.

     That said, we see grounds for concern as well. The market's sharp rally in the quarter could reverse if investors could grow impatient waiting for better economic news. Given that the Federal Reserve has little room left to lower rates, we view this as a possibility. And of course, military actions continue overseas, and despite success thus far, unsettling events related to the war on terrorism could threaten the economy and financial markets. For our part, we will remain focused on identifying companies whose true value, in our judgment, will be positively reassessed in the market over time.

                     VALUE PORTFOLIO AND THE S&P 500 INDEX
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

                VALUE                  S&P 500
              PORTFOLIO                 INDEX
5/92            10000                   10000
                 9696                    9958
                 9824                   10272
12/92           10820                   10787
                11276                   11256
                11300                   11310
                11895                   11598
12/93           12436                   11867
                12070                   11420
                11996                   11470
                12248                   12031
12/94           11910                   12028
                12871                   13195
                14352                   14451
                15496                   15596
12/95           15908                   16532
                16489                   17512
                17365                   18399
                17639                   19074
12/96           19548                   20767
                19874                   20860
                22999                   24494
                25028                   26326
12/97           25200                   27079
                28197                   30849
                28530                   31864
                24440                   28701
12/98           28384                   34802
                28195                   36534
                32628                   39105
                30015                   36663
12/99           30016                   42118
                29536                   43084
                29404                   41940
                31290                   41533
12/00           32794                   38284
                32487                   33743
                33982                   35717
                30301                   30474
12/01           33300                   33731

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 S&P 500
                                        VALUE                     INDEX
1 YEAR                                  1.54%                    -11.89%
5 YEAR                                 11.24%                     10.69%
INCEPTION                              13.24%                     13.39%


                                 INCEPTION DATE
                                  MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

------------------------------------------------------------------------------61

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                YEAR ENDED          YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 DECEMBER            DECEMBER           DECEMBER         DECEMBER         DECEMBER
                                                 31, 2001            31, 2000           31, 1999         31, 1998         31, 1997
Net asset value, beginning of period        $      19.43         $      20.06       $      19.12     $      17.11      $      16.91

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.14                 0.21               0.17             0.15              0.15
  Net gains and losses on securities
    (both realized and unrealized)                  0.15                 1.41               0.92             2.01              4.67
                                            ------------         ------------       ------------     ------------      ------------
  Total from investment operations                  0.29                 1.62               1.09             2.16              4.82

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income             (0.19)               (0.17)                              (0.15)            (0.15)
  Dividends in excess of net
    investment income
  Distributions from capital gains                 (0.01)               (2.08)             (0.15)                             (4.21)
  Distributions in excess of capital gains                                                                                    (0.26)
                                            ------------         ------------       ------------     ------------      ------------

  Total distributions                              (0.20)               (2.25)             (0.15)           (0.15)            (4.62)

NET ASSET VALUE, END OF PERIOD              $      19.52         $      19.43       $      20.06     $      19.12      $      17.11
                                            ============         ============       ============     ============      ============
Total Return (A)                                    1.54%                9.25%              5.75%           12.63%            28.92%

Ratios to Average Net Assets:
  Expenses                                          0.83%                0.81%              0.85%            0.86%             0.85%
  Net investment income                             0.89%                1.17%              0.89%            0.87%             1.03%

Portfolio Turnover Rate                            40.95%               79.47%             99.60%           66.19%           129.53%

Net Assets, At End of Period                $ 96,103,870         $ 82,995,853       $ 76,424,174     $ 65,309,530      $ 39,678,076

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

62-----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCK--90.81%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.78%
United Technologies Corp.                              26,400       $ 1,706,232
                                                                    -----------

AUTOMOTIVE PARTS & EQUIPMENT - 2.24%
Johnson Controls, Inc.                                 19,500         1,574,625
Visteon Corp.                                          38,427           577,942
                                                                    -----------
                                                                      2,152,567
                                                                    -----------

BANKING - 7.60%
Citigroup, Inc.                                        41,900         2,115,112
FleetBoston Financial Corp.                            40,400         1,474,600
J.P. Morgan Chase & Co.                                29,300         1,065,055
PNC Financial Services Group                           27,300         1,534,260
Wells Fargo & Co.                                      25,700         1,116,665
                                                                    -----------
                                                                      7,305,692
                                                                    -----------

BEVERAGES - 3.44%
Anheuser-Busch Companies, Inc.                         43,200         1,953,072
PepsiCo, Inc.                                          27,760         1,351,634
                                                                    -----------
                                                                      3,304,706
                                                                    -----------

BROADCASTING - 1.52%
Comcast Corp.+                                         40,700         1,465,200
                                                                    -----------

BUILDING MATERIALS - 3.03%
American Standard Companies, Inc.+                     42,700         2,913,421
                                                                    -----------

CHEMICALS - 1.27%
Rohm & Haas Co.                                        35,300         1,222,439
                                                                    -----------

COMMERCIAL SERVICES - 3.16%
Convergys Corp.+                                       50,500         1,893,245
Harsco Corp.                                           33,400         1,145,620
                                                                    -----------
                                                                      3,038,865
                                                                    -----------

COMPUTER EQUIPMENT & Services - 0.50%
Comverse Technology, Inc.+                             21,500           480,955
                                                                    -----------

ELECTRICAL EQUIPMENT - 1.66%
PerkinElmer, Inc.                                      45,500         1,593,410
                                                                    -----------

FINANCIAL SERVICES - 5.58%
Allied Capital Corp.                                   35,800           930,800
Household International, Inc.                          19,400         1,124,036
Lehman Brothers Holdings, Inc.                         24,200         1,616,560
MBIA, Inc.                                             31,500         1,689,345
                                                                    -----------
                                                                      5,360,741
                                                                    -----------

FOOD PRODUCTS - 1.07%
General Mills, Inc.                                    19,800       $ 1,029,798
                                                                    -----------

GOVERNMENT AGENCY - 1.75%
Fannie Mae                                             21,100         1,677,450
                                                                    -----------

HOUSEHOLD PRODUCTS - 1.49%
Clorox Co., The                                        36,200         1,431,710
                                                                    -----------

INSURANCE - 2.48%
American International Group, Inc.                     17,537         1,392,438
Hartford Financial Services Group, Inc., The           15,800           992,714
                                                                    -----------
                                                                      2,385,152
                                                                    -----------

MACHINERY - 1.27%
Ingersoll-Rand Co.                                     29,200         1,220,852
                                                                    -----------

MANUFACTURING - 7.45%
Eaton Corp.                                            16,500         1,227,765
ITT Industries, Inc.                                   30,500         1,540,250
Minnesota Mining & Manufacturing Co.                   15,700         1,855,897
Tyco International, Ltd.                               43,100         2,538,590
                                                                    -----------
                                                                      7,162,502
                                                                    -----------

MEDICAL PRODUCTS - 2.25%
Baxter International, Inc.                             40,300         2,161,289
                                                                    -----------

MINING & METALS - FERROUS &
  NONFERROUS - 2.28%
Alcoa, Inc.                                            61,600         2,189,881
                                                                    -----------

MOTOR VEHICLE MANUFACTURING - 2.76%
Ford Motor Co.                                         20,545           322,971
Lear Corp.+                                            23,100           881,034
Navistar International Corp.                           36,600         1,445,700
                                                                    -----------
                                                                      2,649,705
                                                                    -----------

MULTIMEDIA - 1.12%
McGraw-Hill Companies, Inc., The                       17,700         1,079,346
                                                                    -----------

OFFICE EQUIPMENT - 2.63%
Pitney Bowes, Inc.                                     37,300         1,402,853
Tektronix, Inc.+                                       43,700         1,126,586
                                                                    -----------
                                                                      2,529,439
                                                                    -----------

OIL & GAS - DISTRIBUTION & MARKETING - 1.42%
El Paso Corp.                                          30,500         1,360,605
                                                                    -----------

                       See notes to financial statements.

------------------------------------------------------------------------------63

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001-CONTINUED

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
OIL & GAS - INTEGRATED - 4.61%
Conoco, Inc.                                           61,600       $ 1,743,280
Exxon Mobil Corp.                                      22,800           896,040
Royal Dutch Petroleum Co., ADR                         22,200         1,088,244
Weatherford International, Inc.+                       18,800           700,488
                                                                    -----------
                                                                      4,428,052
                                                                    -----------

OIL & GAS SERVICES & EQUIPMENT - 1.87%
Pride International, Inc.+                             51,200           773,120
Transocean Sedco Forex, Inc.                           30,350         1,026,437
                                                                    -----------
                                                                      1,799,557
                                                                    -----------

PHARMACEUTICAL - 4.68%
Abbott Laboratories                                    39,600         2,207,700
American Home Products Corp.                           17,300         1,061,528
Eli Lilly & Co.                                        15,700         1,233,078
                                                                    -----------
                                                                      4,502,306
                                                                    -----------

PUBLISHING & PRINTING - 1.54%
Knight-Ridder, Inc.                                    22,800         1,480,404
                                                                    -----------

Railroad - 0.64%
Burlington Northern Sante Fe Corp.                     21,700           619,101
                                                                    -----------

Retail Stores - 10.31%
Abercrombie & Fitch Co.+                               30,800           817,124
Federated Department Stores, Inc.+                     46,700         1,910,030
Kroger Co., The+                                       67,000         1,398,290
Lowe's Companies, Inc.                                 30,000         1,392,300
Ross Stores, Inc.                                      71,800         2,303,344
Safeway, Inc.+                                         18,000           751,500
Tiffany & Co.                                          42,500         1,337,475
                                                                    -----------
                                                                      9,910,063
                                                                    -----------

TELECOMMUNICATIONS - INTEGRATED - 2.46%
SBC Communications, Inc.                               27,208       $ 1,065,737
Verizon Communications, Inc.                           27,318         1,296,512
                                                                    -----------
                                                                      2,362,249
                                                                    -----------

TELECOMMUNICATIONS - WIRELINE - 1.18%
BellSouth Corp.                                        29,600         1,129,240
                                                                    -----------

UTILITIES - ELECTRIC & GAS - 3.77%
Allegheny Energy, Inc.                                 34,600         1,253,212
American Electric Power Company, Inc.                  31,100         1,353,783
Public Service Enterprise Group, Inc.                  24,000         1,012,560
                                                                    -----------
                                                                      3,619,555
                                                                    -----------

TOTAL COMMON STOCK
  (Cost $77,002,379)                                                 87,272,484
                                                                    -----------

  PREFERRED STOCK -- 0.51%

REAL ESTATE - 0.51%
Equity Residential Properties Trust,
  Series G, 7.250%, due 09/15/02                       19,300           488,290
                                                                    -----------

TOTAL PREFERRED STOCK
  (Cost $471,580)                                                       488,290
                                                                    -----------

TOTAL INVESTMENTS
  (Cost $77,473,959)                                    91.32%       87,760,774
Other assets, less liabilities                           8.68         8,343,096
                                                       ------       -----------

TOTAL NET ASSETS                                       100.00%      $96,103,870
                                                       ======       ===========

+ Non-income producing security.

                       See notes to financial statements.

64-----------------------------------------------------------------------------

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

Common Stock       91.97%
Preferred Stock     4.94%
Cash                3.09%

--------------------------------------------------------------------------------
                               NUMBER OF HOLDINGS
--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------
                                                                    PERCENT OF
TOP TEN EQUITIES                                                    PORTFOLIO++
--------------------------------------------------------------------------------
Vodafone Group, PLC                                                     4.52%
Total Fina Elf                                                          3.56%
GlaxoSmithKline, PLC                                                    3.45%
Aventis, SA (France)                                                    3.14%
Telefonaktiebolaget LM
  Ericsson, AB,B Shares                                                 3.04%
Prudential, PLC                                                         2.91%
Rio Tinto, PLC                                                          2.83%
SAP, AG                                                                 2.79%
Muenchener Rueckver, AG                                                 2.70%
BT Group, PLC                                                           2.55%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN COUNTRIES                                                   Portfolio++
--------------------------------------------------------------------------------
United Kingdom                                                         25.78%
Japan                                                                  14.42%
France                                                                 13.43%
Germany                                                                11.45%
Sweden                                                                  6.39%
Switzerland                                                             5.36%
Hong Kong                                                               4.06%
Denmark                                                                 3.66%
Netherlands                                                             3.64%
Taiwan                                                                  2.28%

                          ++Represents market value of
                             investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
            Lombard Odier International Portfolio Management Limited

          RONALD ARMIST                              JEREMY MONK
        MANAGING DIRECTOR
- Joined Lombard in 1983                   - Joined Lombard in 1998
- 24 years of investment experience        - 13 years of investment experience
- B.B.S. from University of Cape Town      - M.B.A./D.I.C. from Imperial College
- Chartered Accountant                     - B.S. from City University Business School

                       INVESTMENT OBJECTIVE AND STRATEGY
To realize long-term capital appreciation by investing substantially all of its total assets in equity securities of companies from countries outside of the
                                 United States.

                           NET ASSETS AS OF 12/31/01
                                  $32,172,905

--------------------------------------------------------------------------------

     The decline in global equity prices over the past two years has been comparable to those of any of the bear markets in the twentieth century. Few major markets, with the notable exception of Japan, have experienced two consecutive years of price declines since the first oil crisis and global recession of 1973/74. Three consecutive years of price declines is almost unprecedented. The U.S. market has not fallen for three years in succession since 1939-1941.

     Since the lows of September 21st, however, global equities have rallied 18%. Risk aversion has receded and confidence in the timing of economic recovery
- or at least confidence in the visibility of the cyclical trough - has grown. Japan remains the exception, as corporate credit risks continue to overwhelm cyclical optimism.

     Aggressive monetary and fiscal easing - especially in the U.S. - together with rapid corporate re-structuring, balance sheet repair and inventory correction, have supported the optimistic belief that growth will recover swiftly in 2002.

     The sustainability of the recent rally - and the extent to which it can progress into a fully-fledged recovery from the global bear market of the last two years - is dependent on continuing positive news flow to support the "rapid recovery" scenario. Recent data - particularly U.S. NAPM and consumption data and the tentative signs of recovery within the semiconductor market - is supportive. The chief risk, therefore, is that the recovery may prove less robust than expected.

     Given the current environment of low inflation and declining pricing power, with the consequent impact on corporate margins, the probability of a sub-par earnings recovery should not be discounted. In that type of environment, current valuations may come under critical scrutiny.

66-----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     Equity markets are likely to remain volatile and subject to significant rotation between and within sectors. In a sub-par recovery environment, growth companies which boast pricing power and increasing market share, or which offer cost-cutting solutions are likely to be amongst the better performers. The growth segment, in aggregate, has already begun to recoup some of the losses associated with the bursting of the TMT (Technology, Media and Telecommunications) bubble. This trend should persist.

     From a regional perspective, European and Asian equities look increasingly well placed due to their better cyclical gearing to economic recovery and more attractive valuations. Historically, these markets have proved the best performers from the turn in the OECD's leading indicators.

     We have moved to a modest underweight position in defensive sectors across all regions, whilst adding to positions in market sensitive European financials. This trend is likely to develop further over the quarter as opportunities present themselves. Italian asset gatherers - the largest such market in Europe
- should resume their growth momentum in 2002, whilst their Spanish counterparts will benefit from their exposure to recovering Latin American markets. A more general "north-to-south" shift is likely to become one of the key European themes in 1H 2002.

     Japanese financials remain problematic and continue to be impacted by rising bankruptcies and the unpredictable ebb and flow of government policy making. We could be close to another financial crisis in Japan when deposit insurance protection is lifted at the end of March. One major bankruptcy in the financial sector should also be expected. We are therefore approaching what is likely to be a climactic turning point in the structural evolution of Japan and this is likely to be a key theme in either the second or third quarter of this year. In the meantime our focus is purely stock specific - Japan still offers the best automakers, the best machinery and engineering companies, the best electronic components makers and some of the best software companies in the world.

     We remain overweight TMT, with a focus on technology hardware (principally handset makers), semiconductors (in Asia) and mobile telecommunications services companies (UK, Japan and China).

     Asian exposure is likely to be increased further over the quarter. China, in particular, will become a dominant force in the region after (finally) becoming a member of the World Trade Organization ("WTO"). FDI in China is robust, monetary and fiscal policies are loose and structural reforms are gaining momentum. Over the medium term, the Chinese market will grow in breadth and depth, posing a major competitive threat to Taiwan, South Korea and Japan. Significant opportunities exist, especially in high growth, low value cyclicals.

             INTERNATIONAL EQUITY PORTFOLIO AND THE MSCI EAFE INDEX
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

             INTERNATIONAL            MSCI EAFE
            EQUITY PORTFOLIO            INDEX
1/98            10000                   10000
                11535                   11430
6/98            11604                   11510
                10103                    9835
12/98           11603                   11823
                12704                   11945
6/99            13091                   12206
                13560                   12698
12/99           16124                   14810
                16383                   14752
6/00            15112                   14125
                13839                   12946
12/00           12304                   12558
                10403                   10796
6/01            10612                   10615
                 8296                    9129
12/01            9477                    9765

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

                                                                    MSCI
                               INTERNATIONAL                        EAFE
                                   EQUITY                          INDEX
1 YEAR                            -22.98%                         -21.44%
INCEPTION                          -1.33%                          -0.59%

                                 INCEPTION DATE
                                JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

------------------------------------------------------------------------------67

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                            DECEMBER           DECEMBER            DECEMBER           DECEMBER
                                                            31, 2001           31, 2000            31, 1999           31, 1998
Net asset value, beginning of period                      $      11.42       $      16.07        $      12.12       $      10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                   (1.01)              0.02               (0.01)
  Net gains and losses on securities
    (both realized and unrealized)                               (2.61)             (3.55)               3.96               2.16
                                                          ------------       ------------        ------------       ------------

Total from investment operations                                 (2.62)             (3.53)               3.95               2.16

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                  (1.12)                                 (0.04)
  Distributions in excess of capital gains
                                                          ------------       ------------        ------------       ------------

  Total distributions                                             0.00              (1.12)               0.00              (0.04)

Net asset value, end of period                            $       8.80       $      11.42        $      16.07       $      12.12
                                                          ============       ============        ============       ============

Total Return (A)                                                (22.98%)           (23.69%)             32.54%             21.66%

Ratios to Average Net Assets:
  Expenses                                                        1.17%              1.15%               1.25%              1.55%
  Net investment income                                           0.20%             (0.08%)             (0.05%)             0.04%

Portfolio Turnover Rate                                          97.33%            142.62%              71.98%             77.23%

Net Assets, At End of Period                              $ 32,172,905       $ 39,888,260        $ 35,640,381       $ 16,576,281

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

68------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCK -- 91.87%

COMPANY                                             SHARES         MARKET VALUE
--------------------------------------------------------------------------------
DENMARK - 3.46%
Novo Nordisk, A/S, Class B                          18,600          $   760,670
Vestas Wind Systems, A/S                            12,852              350,912
                                                                    ------------
                                                                      1,111,582
                                                                    ------------

Finland - 1.77%
Sonera Oyj                                         112,600              570,469
                                                                    ------------

FRANCE - 13.41%
Accor, SA                                           19,500              708,917
Aventis, SA (France)                                14,200            1,008,325
Schneider Electric, SA                              13,400              644,288
Suez, SA                                            26,800              811,326
Total Fina Elf, SA                                   8,000            1,142,552
                                                                    ------------
                                                                      4,315,408
                                                                    ------------

GERMANY - 9.42%
Deutsche Bank, AG                                    9,640              680,662
MLP, AG                                              7,980              585,479
Muenchener Rueckversicherungs-
  Gesellschaft, AG                                   3,200              869,023
SAP, AG                                              6,841              896,682
                                                                    ------------
                                                                      3,031,846
                                                                    ------------

HONG KONG - 4.02%
China Mobile (Hong Kong), Ltd.                     146,980              517,396
Hutchison Whampoa, Ltd.                             80,559              777,397
                                                                    ------------
                                                                      1,294,793
                                                                    ------------

IRELAND - 2.01%
CRH, PLC                                            36,620              646,581
                                                                    ------------

JAPAN - 14.40%
Canon, Inc.                                         19,000              653,823
Fast Retailing Company, Ltd.                         5,500              489,318
Honda Motor Company, Ltd.                           17,000              678,392
Mitsubishi Tokyo Financial Group, Inc.                  60              402,411
Nomura Holdings, Inc.                               40,000              512,742
NTT DoCoMo, Inc.                                        48              564,016
Secom Company, Ltd.                                 14,000              702,884
SEGA Corp.                                          31,500              628,510
                                                                    ------------
                                                                      4,632,096
                                                                    ------------

NETHERLANDS - 3.64%
ASML Holding, NV                                    30,700              533,580
Koninklijke Ahold, NV                               21,900              637,247
                                                                    ------------
                                                                      1,170,827
                                                                    ------------

SWEDEN - 6.38%
Hennes & Maruitz, AB, B Shares                      28,021            $ 579,669
Nordea, AB                                          93,873              496,673
Telefonaktiebolaget LM Ericsson,
  AB, B Shares                                     179,937              977,760
                                                                    ------------
                                                                      2,054,102
                                                                    ------------

SWITZERLAND - 5.32%
Compagnie Financiere Richemont, AG, UNIT            27,800              516,551
Converium Holding, AG+ 8,278402,358
UBS, AG                                             15,672              791,010
                                                                    ------------
                                                                      1,709,919
                                                                    ------------

TAIWAN - 2.28%
Taiwan Semiconductor
  Manufacturing Company, Ltd., ADR+                 42,631              731,974
                                                                    ------------

UNITED KINGDOM - 25.76%
3i Group, PLC                                       60,550              757,426
ARM Holdings, PLC                                   57,100              298,339
BT Group, PLC+                                     222,792              820,352
GlaxoSmithKline, PLC                                44,158            1,107,324
Prudential, PLC                                     80,780              935,830
Rio Tinto, PLC                                      47,454              908,885
Royal Bank of Scotland Group, PLC                   28,540              694,497
Shire Pharmaceuticals Group, PLC                    49,260              616,557
Standard Chartered, PLC                             58,210              694,691
Vodafone Group, PLC                                555,124            1,452,243
                                                                    ------------
                                                                      8,286,144
                                                                    ------------

TOTAL COMMON STOCK
  (Cost $33,063,269)                                                 29,555,741
                                                                    ------------

  PREFERRED STOCK -- 4.93%

BRAZIL - .99%
Telesp Celular Participacoes, SA, ADR               34,579              320,202
                                                                    ------------

GERMANY - 2.02%
Porsche, AG                                          1,700              649,363
                                                                    ------------

SOUTH KOREA - 1.92%
Samsung Electronics Company, Ltd., GDR++            14,280              616,896
                                                                    ------------

TOTAL PREFERRED STOCK
(Cost $1,447,192)                                                     1,586,461
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $34,510,461)                                 96.80%          31,142,202
Other assets, less liabilities                        3.20            1,030,703
                                                     -----          -----------

TOTAL NET ASSETS                                    100.00%         $ 32,172,905
                                                    ======          ===========

+  Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At December 31, 2001, the market value of the 144A securities was $616,896 or 1.92% of net assets.

                       See notes to financial statements.

------------------------------------------------------------------------------69

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

                             Common Stock             97.41%
                             Preferred Stock          0.86%
                             Cash                     1.73%

                   -------------------------------------------
                               NUMBER OF HOLDINGS
                   -------------------------------------------

                                      109

                   -------------------------------------------
                                                   PERCENT OF
                      TOP TEN EQUITIES             PORTFOLIO++
                   -------------------------------------------
                   SBC Communications, Inc.           1.89%
                   Abbott Laboratories                1.86%
                   Waste Management, Inc.             1.80%
                   E.On, AG                           1.75%
                   BAE Systems, PLC                   1.74%
                   Occidental Petroleum Corp.         1.73%
                   Moody's Corp.                      1.58%
                   Accenture, Ltd., ADR               1.55%
                   Telefonos de Mexico,
                     SA, ADR, Class L                 1.54%
                   Hutchison Whampoa, Ltd.            1.50%

                   -------------------------------------------
                                                   PERCENT OF
                   TOP TEN COUNTRIES               PORTFOLIO++
                   -------------------------------------------
                   United States                     33.04%
                   United Kingdom                    16.10%
                   Germany                            7.22%
                   Japan                              6.79%
                   Netherlands                        5.77%
                   France                             5.35%
                   Hong Kong                          3.81%
                   Australia                          2.80%
                   Finland                            2.62%
                   Spain                              2.29%

                        ++Represents market value of
                          investments plus cash.

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS
THAN DOMESTIC ISSUES INCLUDING CURRENCY
FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES
IN ACCOUNTING METHODS.

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                       Templeton Investment Counsel, LLC

                             CINDY L. SWEETING, CFA
                            EXECUTIVE VICE PRESIDENT
                    - Joined Templeton organization in 1997
                    - Over 18 years of experience
                    - B.A. from Georgetown University
                    - Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY
 To achieve long-term capital growth through a policy of investing primarily in stocks of domestic or foreign companies.

                           NET ASSETS AS OF 12/31/01
                                  $118,895,577

--------------------------------------------------------------------------------

Most of 2001 was dominated by investor concerns regarding the U.S. economy and, by extension, the global economy. Despite further interest rate cuts by the Federal Reserve in the U.S., economic data remained mixed and there was no clear sign that the economic slowdown had come to a halt, although anecdotal evidence in the final quarter appeared to be somewhat more positive. Recall that the tragedy of September 11 exacerbated and accelerated what had occurred earlier in the year - a decline in consumer confidence and lower projections for GDP growth and corporate earnings in Asia, Europe, and the US.

However, in contrast to the preceding nine months of negative returns, during the final quarter of the year most global stock markets rebounded and the majority of stock market indices ended the period with double-digit gains. A notable exception was the Japanese Nikkei Index, which declined 3.5% during the quarter (in U.S. dollars) due to weakness in the yen and the Japanese economy's persistent troubles as depression and deflation continue to grind on. In our view, global equity prices generally rose as investors began to anticipate the beginning of a cyclical recovery in world economies and as the lower interest rate environment and expanding money supply created liquidity. Much of the liquidity that flowed into the equity markets was directed to many of the technology, media and telecommunications stocks that had led the markets lower since March 2000. Sectors that are leveraged into the early part of a cyclical recovery and that were lowly valued, such as industrials and materials, also benefited from money flows.

Within this investment environment, the JPVF World Growth Stock Portfolio showed a second half loss of (3.8)% and outperformed the MSCI World index by 3.1%. For the year, the Portfolio showed a return of (6.42)% outperforming the Index by 10.4%. The positive excess return for the year was due primarily to stock selection, particularly in the U.S., as the Portfolio's holdings across many industries in America outperformed the index return by almost 25%. The Portfolio's global holdings in Consumer Discretionary, Consumer Staples and Healthcare also showed positive returns. The Portfolio's low weighting in technology for much of the year as well as our under weighting in Japan due to the scarcity of undervalued stocks also added to the Portfolio's excess return. Above index exposure to industrials cost the Portfolio some relative performance, as did poor returns from several of our holdings in the financial sector in Europe.

As always, throughout 2001 we searched for stocks that we consider undervalued and found several in businesses that we believe are likely to benefit from an economic recovery, including technology, industrials and materials. The Portfolio had been well insulated from the continuing demise of the technology, telecom and Internet bubble during the first nine months of the year, but our analysts had returned several technology companies to the Bargain List in the third quarter, allowing us to participate in the recent rally. Early in the fourth quarter, we reviewed our yearlong large exposure to the economically sensitive capital goods and materials industries after the events of September
11. We remained confident that over the longer term the Portfolio would benefit from its exposure to the very high quality and undervalued companies we believe we have identified in these sectors.

Our investment outlook for 2002 is positive.

70-----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

We begin the New Year with an expectation that the strong fiscal and monetary stimuli set by the United States and other nations during 2001 should begin to show results. In addition, corporations have done a lot to streamline their costs: inventories have been reduced to relatively lean levels, the downdraft in capital spending has been marked, workforces have been cut, and profits and margins have started to stabilize. In our view, a synchronized global recovery is likely to begin some time during 2002, and the main question will not be the occurrence of the recovery, but whether it will be strong enough to match expectations. We do believe the Portfolio is well positioned, with the potential to benefit from the expected recovery. Investors, however, should be reasonable in their expectations. We caution that the near-term direction of the U.S. economy - which is perceived as the trigger for a revival in global growth - is still unclear and that the threats from terrorism remain high and could cause disruption in the global economy and in the equity markets. Given these uncertainties and the sharp gains many stocks realized toward the end of 2001, we believe volatility should remain high. That said, we will continue using volatility prudently by applying our investment philosophy: buying when others are selling due to undue pessimism, and selling when others are buying due to misplaced optimism.

In our view, some misplaced near-term optimism has again been directed to the technology and telecom sectors. For example, in prior cycles, prices of semiconductor-related stocks have turned with industry revenues, but in this cycle prices have moved ahead of any fundamental improvement. The Semiconductor Industry Association (SIA) estimates that revenues for the global semiconductor industry shrank 31 percent in 2001 to $141 billion, yet growth during 2002 should be modest (about six percent), according to SIA. Nonetheless, the S&P 500 Semiconductor Index rose 51.5 percent in the last quarter of 2001. In our view, the higher floor valuations in this cycle probably cap the upside potential during the recovery and unless we return to the abnormal levels seen during the bubble period, we believe semiconductor-related stocks are expensive. We still believe scarce demand, high inventories, and low utilization rates remain problematic for many companies in the technology and telecom sectors. The gap we see between current valuations and fundamentals should continue to produce price volatility in these sectors. We expect, however, that as the direction of the global economy becomes more visible-and assuming that it improves-the rotation into technology-related as well as economically sensitive sectors is likely to intensify. We remain vigilant in monitoring the fundamental outlook and valuation levels of our technology holdings.

Geographically, in 2002 we expect to see decent investment returns in Europe, the United States, and the emerging markets. We are, however, still skeptical about Japan as we continue to be unconvinced about the possibility of major reforms. Last year, Japanese politicians played an important role in setting the direction for the country and the hope was that, with Mr. Koizumi, the country could well experience a period of political stability. Unfortunately, intense resistance to radical reform has stymied progress, with the result that very little has been achieved. In our view, major issues such as stabilizing the banking system are still far from being resolved. We are not expecting a collapse in Japanese corporations and institutions, but it is likely that further injections of funds by the government into the banking system will be required. In all fairness, we believe that at least part of the negative news has been factored into the current stock valuations. We will continue to forage for selected opportunities.

In Asia, the lack of commitment to restructuring by the Japanese contrasts with the resolve of their neighbors in South Korea. In our opinion, South Korea has many financially stable companies, low production costs, and great technology and manufacturing expertise. This country also has some strong management teams committed to restructuring, cutting costs, and laying off people if necessary. Despite a surge of 37.5% in the Korea Composite Stock Price Index during 2001, selected stocks remain about 50 percent cheaper than their U.S. counterparts. We believe that as the U.S. economy recovers and investors discover the true value of companies in South Korea, the current valuation disparity should decrease.

After two difficult years, we believe during 2002 investors should see a gradual recovery in the global economy and improvements in equity returns. Throughout the difficult years, we remained true to our value philosophy and investors who were patient are beginning to see the rewards of our disciplined approach. As we look forward to our challenges in 2002, we wish you a very prosperous New Year.

--------------------------------------------------------------------------------

             WORLD GROWTH STOCK PORTFOLIO AND THE MSCI WORLD INDEX
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

             WORLD GROWTH             MSCI WORLD
            STOCK PORTFOLIO             INDEX
8/85            10000                   10000
                 9112                   10137
                10526                   11822
                12932                   14371
                12715                   15328
                12765                   16146
12/86           13449                   16882
                14918                   20707
                14999                   21951
                16167                   23311
                12408                   19712
                13855                   22022
                14352                   21836
                14141                   21928
12/88           14034                   24433
                15373                   25008
                15862                   24689
                18247                   27584
                18041                   28634
                17244                   24562
                18671                   26580
                15554                   21760
12/90           16176                   23904
                17797                   26288
                17325                   25434
                18848                   27260
                19812                   28439
                19777                   26152
                20910                   26660
                20281                   27143
12/92           21015                   27114
                22440                   29479
                23314                   31306
                25138                   32814
                28104                   33384
                27156                   33628
                26728                   34678
                28551                   35464
12/94           27248                   35248
                27603                   36944
                29865                   38568
                31357                   40772
                31703                   42762
                33105                   44543
                34373                   45880
                34737                   46568
12/96           37795                   48757
                38862                   48935
                43136                   56368
                47062                   58029
                43588                   56656
                48979                   64769
                47104                   66084
                39514                   58160
12/98           44831                   70223
                44840                   72518
                50285                   75767
                49060                   74433
                54181                   86767
                56309                   87442
                56459                   84131
                54294                   79705
12/00           55013                   74576
                51138                   64807
                53480                   66246
                46314                   56726
12/01           51482                   61599

                          AVERAGE ANNUAL TOTAL RETURNS

                                    WORLD          MSCI
                                    GROWTH        WORLD
                                    STOCK         INDEX

                        1 YEAR      -6.42%       -16.82%
                        5 YEAR       6.38%         5.37%
                        10 Year     10.02%         8.06%
                        INCEPTION   10.49%        11.71%

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

-----------------------------------------------------------------------------71

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                           DECEMBER         DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                           31, 2001         31, 2000         31, 1999         31, 1998         31, 1997
Net asset value, beginning of period     $      25.75     $      26.08     $      21.90     $      23.28     $      23.31

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.26             0.33             0.41             0.56             0.53
  Net gains and losses on securities
    (both realized and unrealized)              (1.94)            0.09             4.10             0.12             2.97
                                        ------------      ------------     ------------     ------------     ------------

Total from investment operations                (1.68)            0.42             4.51             0.68             3.50

LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income           (0.39)           (0.36)           (0.07)           (0.47)           (0.53)
 Dividends in excess of net
 investment income                                                                                                   (0.03)
 Distributions from capital gains               (3.26)           (0.39)           (0.26)           (1.59)           (2.76)
 Distributions in excess of capital gains                                                                            (0.21)
                                        ------------      ------------     ------------     ------------     ------------

Total distributions                             (3.65)           (0.75)           (0.33)           (2.06)           (3.53)

Net asset value, end of period           $      20.42     $      25.75      $     26.08      $     21.90      $     23.28
                                        ============      ============     ============     ============     ============


Total Return (A)                                (6.42%)           1.54%           20.86%            2.85%           15.33%

Ratios to Average Net Assets:
 Expenses                                        0.86%            0.85%            0.88%            0.92%            0.91%
 Net investment income                           1.21%            1.42%            1.73%            2.44%            2.33%

Portfolio Turnover Rate                         28.49%           51.56%           24.80%           33.95%           30.22%

Net Assets, At End of period             $118,895,577     $132,977,195     $133,027,008     $110,897,303     $105,567,503

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

72-----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK--97.24%
COMPANY                                              SHARES   MARKET VALUE
-------------------------------------------------------------------------------
AUSTRALIA-2.28%
Australia & New Zealand Banking Group, Ltd.          52,273   $    476,520
BHP Billiton, Ltd.                                  217,248      1,167,641
Westpac Banking Corporation, Ltd.                   131,890     1,063,640
                                                              ------------
                                                                 2,707,801
                                                              ------------

BRAZIL-0.61%
Companhia Vale do Rio Doce, CVRD, ADR                30,600        722,466
                                                              ------------

CANADA-1.81%
BCE, Inc.                                            66,600      1,502,391
Nortel Networks Corp.                                86,857        651,428
                                                              ------------
                                                                 2,153,819
                                                              ------------

FINLAND-2.61%
KCI Konecranes International                         36,700        931,306
Sampo Oyj                                           124,200        973,164
Stora Enso Oyj, Class R                              93,800      1,201,001
                                                              ------------
                                                                 3,105,471
                                                              ------------

FRANCE-5.34%
Alcatel, SA, ADR                                     26,867        444,649
Alstom                                               73,100        812,945
Aventis, SA (France)                                  3,420        242,850
Aventis, SA (Germany)                                19,654      1,376,882
AXA                                                  51,200      1,069,953
Total Fina Elf, SA                                    8,600      1,228,243
Unibail (Union du Credit-Bail Immobilier)            23,100      1,173,408
                                                              ------------
                                                                 6,348,930
                                                              ------------

Germany-7.21%
Adidas-Salomon, AG                                   12,200        907,043
BASF, AG                                             31,000      1,155,151
Bayer, AG                                            33,400      1,061,686
Deutsche Post, AG                                    70,300        970,216
E.On, AG                                             39,930      2,076,317
Merck KGaA                                           34,965      1,279,549
Volkswagen, AG                                       24,000      1,117,621
                                                              ------------
                                                                8,567,583
                                                              ------------

Hong Kong-3.80%
Cheung Kong (Holdings), Ltd.                         73,000        758,281
China Mobile (Hong Kong), Ltd., ADR+                 37,600        657,248
Hongkong Electric Holdings, Ltd.                    211,000        784,698
Hutchison Whampoa, Ltd.                             184,800      1,783,326
Swire Pacific, Ltd., Class B                        732,000        525,680
Television Broadcasts, Ltd.                           3,000         13,004
                                                              ------------
                                                                 4,522,237
                                                              ------------

IRELAND-0.73%
Elan Corporation, PLC, ADR+                          19,200        865,152
                                                              ------------

ITALY-2.22%
Banca Nazionale del Lavoro                          376,000        761,642
ENI, SPA                                            103,200      1,293,790
IntesaBci, SPA                                      234,400        586,470
                                                              ------------
                                                                 2,641,902
                                                              ------------

JAPAN-6.76%
East Japan Railway Co.                                  170        821,074
Fujitsu, Ltd.                                        68,000        494,979
Hitachi, Ltd.                                       106,000        776,438
Kurita Water Industries, Ltd.                        52,137        647,237
NEC Corp.                                            94,000        958,935
Nippon Express Company, Ltd.                        192,000        651,915
Nippon Telegraph & Telephone Corp.                      110        358,385
Nomura Holdings, Inc.                                72,000        922,936
Ono Pharmaceutical Company, Ltd.                     25,000        751,564
Sony Corp.                                           22,200      1,014,635
TOTO, Ltd.                                          134,000        639,020
                                                              ------------
                                                                 8,037,118
                                                              ------------

MEXICO-1.54%
Telefonos de Mexico, SA, ADR, Class L                52,100      1,824,542
                                                              ------------

NETHERLANDS-5.75%
Akzo Nobel, NV                                       26,270      1,173,039
ING Groep, NV                                        65,510      1,670,560
Imtech, NV                                           60,800      1,137,936
Koninklijke (Royal) Philips Electronics, NV          47,400      1,408,790
Wolters Kluwer, NV, CVA                              63,700      1,451,981
                                                              ------------
                                                                 6,842,306
                                                              ------------

NEW ZEALAND-0.36%
Telecom Corporation of New Zealand, Ltd.            206,000        428,899
                                                              ------------

SINGAPORE-0.42%
DBS Group Holdings, Ltd.                             67,337        503,250
                                                              ------------

SOUTH KOREA-2.13%
Korea Telecom Corp., ADR                             51,580      1,048,621
Samsung Electronics Company, Ltd.                     7,000      1,486,867
                                                              ------------
                                                                 2,535,488
                                                              ------------

SPAIN-2.29%
Iberdrola, SA                                        72,900        948,979
Repsol, SA                                           86,000      1,254,278
Telefonica, SA, ADR+                                 12,918        517,753
                                                              ------------
                                                                 2,721,010
                                                              ------------

--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------73

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK--CONTINUED
COMPANY                                              SHARES   MARKET VALUE
-------------------------------------------------------------------------------
SWEDEN-1.99%
Autoliv, Inc., SDR                                   22,200    $   444,436
Nordea, AB                                          235,500      1,246,008
Volvo, AB, Series B                                  40,000        671,135
                                                              ------------
                                                                 2,361,579
                                                              ------------

SWITZERLAND-1.98%
Swiss Re                                             13,400      1,347,829
UBS, AG                                              20,000      1,009,456
                                                              ------------
                                                                 2,357,285
                                                              ------------

UNITED KINGDOM-16.07%
Accenture, Ltd., ADR+                                68,500      1,844,020
Ace, Ltd., ADR                                       32,000      1,284,800
Amersham, PLC                                       112,875      1,068,810
BAE Systems, PLC                                    457,500      2,060,785
Cable & Wireless, PLC                               263,800      1,268,897
Hanson, PLC                                         126,000        869,218
HSBC Holdings, PLC                                   68,000        795,727
International Power, PLC+                           121,700        358,670
Invensys, PLC                                       459,700        797,835
Lloyds TSB Group, PLC                               110,300      1,197,552
Marks & Spencer, PLC                                194,500      1,021,896
Rolls-Royce, PLC                                    360,698        874,054
Safeway, PLC                                        240,700      1,121,001
Shell Transport & Trading Co.                       157,100      1,079,191
Unilever, PLC                                       134,800      1,106,494
United Business Media, PLC                          136,986        956,968
XL Capital, Ltd.                                     15,300      1,397,808
                                                              ------------
                                                                19,103,726
                                                              ------------

UNITED STATES-31.34%
Abbott Laboratories                                  39,600      2,207,700
Agere Systems, Inc.+                                202,100      1,149,949
Albertson's, Inc.                                    49,900      1,571,351
Aon Corp.                                            36,300      1,289,376
Bank of America Corp.                                19,400      1,221,230
Burlington Resources, Inc.                           34,200      1,283,868
CIGNA Corp.                                          10,500        972,825
Clorox Co., The                                      31,500      1,245,825
Compaq Computer Corp.                                72,800        710,528
Dun & Bradstreet Corp.+                              39,250      1,385,525

UNITED STATES-CONTINUED
Federated Department Stores, Inc.+                   20,700        846,630
Gartner Group, Inc., Class B+                       110,000      1,232,000
International Paper Co.                              29,100      1,174,185
Interpublic Group of Companies, Inc., The            40,242      1,188,749
J.C. Penney Company, Inc.                            65,270      1,755,763
Jabil Circuit, Inc.+                                 16,500        374,880
Kraft Foods, Inc.                                    45,900      1,561,977
Lexmark International, Inc.+                         24,700      1,457,300
Mattel, Inc.                                         72,300      1,243,560
Moody's Corp.                                        47,100      1,877,406
Mylan Laboratories, Inc.                             46,200      1,732,500
Newell Rubbermaid, Inc.                              51,600      1,422,612
Occidental Petroleum Corp.                           77,500      2,056,075
SBC Communications, Inc.                             57,400      2,248,358
Solectron Corp.+                                     42,900        483,912
Toys "R" Us, Inc.+                                   42,900        889,746
Waste Management, Inc.                               67,000      2,137,970
WorldCom, Inc.+                                      38,400        540,672
                                                              ------------
                                                                37,262,472
                                                              ------------

TOTAL COMMON STOCK
(Cost $108,985,805)                                            115,613,036
                                                              ------------

PREFERRED STOCK--0.86%
AUSTRALIA-0.48%
News Corporation, Ltd., The                          85,267        569,581
                                                              ------------

BRAZIL-0.38%
Empresa Brasiliera de Aeronautica, SA, ADR           20,500        453,665
                                                              ------------

TOTAL PREFERRED STOCK
(Cost $955,357)                                                  1,023,246
                                                              ------------

TOTAL INVESTMENTS
(Cost $109,941,162)                                   98.10%   116,636,282
Other assets, less liabilities                         1.90      2,259,295
                                                     ------   ------------

TOTAL NET ASSETS                                     100.00%  $118,895,577
                                                     ======   ============

+ Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

74-----------------------------------------------------------------------------

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
-------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

Common Stock                         48.28%
Goverment & Agency Obligations       22.15%
Corporate Bonds                      20.25%
Cash                                  8.09%
Preferred Stock                       1.23%

-------------------------------------------------------------------------------
                               NUMBER OF HOLDINGS
-------------------------------------------------------------------------------

                                      164

-------------------------------------------------------------------------------
                                                                    PERCENT OF
TOP TEN HOLDINGS                                                    PORTFOLIO++
-------------------------------------------------------------------------------
U.S. Treasury Note,
  5.875%, due 11/15/04                                                3.59%
Citigroup, Inc.                                                       2.69%
Minnesota Mining
  and Manufacturing Co.                                               2.10%
Fannie Mae,
  4.750%, due 11/14/03                                                1.87%
Federal Home Loan Bank,
  4.875%, due 05/14/04                                                1.71%
Marsh & McLennan
  Companies, Inc.                                                     1.64%
General Electric Co.                                                  1.63%
Honeywell International, Inc.                                         1.56%
U.S. Treasurey Bond,
  7.250%, due 05/15/16                                                1.55%
Exxon Mobil Corp.                                                     1.47%

-------------------------------------------------------------------------------
                                                                    PERCENT OF
TOP TEN INDUSTRIES                                                  PORTFOLIO++
U.S. Treasurey Bills,
  Bonds and Notes                                                    12.11%
Government Agency                                                    10.04%
Insurance                                                             6.58%
Banking                                                               6.05%
Beverages                                                             5.65%
Computer Equipment
  & Services                                                          4.54%
Financial Services                                                    4.18%
Broadcasting                                                          3.74%
Retail Stores                                                         3.32%
Multimedia                                                            2.72%

                          ++Represents market value of
                             investments plus cash.


-------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                           Janus Capital Corporation
                                (Since 05/01/99)

                              KAREN L. REIDY, CFA
                            EXECUTIVE VICE PRESIDENT

                       - Joined Janus in 1995
                       - 7 years of investment experience
                       - B.S. from University of Colorado
                       - Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY
To seek reasonable current income and long-term capital growth, consistent with conservation of capital.

                           NET ASSETS AS OF 12/31/01
                                  $65,749,492

-------------------------------------------------------------------------------

     With the U.S. economy showing few signs of improvement, equity markets struggled against a headwind of uncertainty during the second half of the year. As corporate profits continued to erode, business investment remained weak and job layoffs mounted. Although the economy was clearly slipping into a recession before September 11, the terrorist attacks unquestionably accelerated the decline. Stocks across the board collapsed as a result.

     Still, some positive developments toward the end of the year offered a glimmer of hope. Companies were working off inventories at a record pace, and durable goods orders, while not increasing, had at least stabilized. Investors were also encouraged by the National Bureau of Economic Research's declaration in November that the U.S. economy had been in a recession since March, which suggested a recovery may already be under way. Equally upbeat were consumers, whose confidence and healthy spending habits rebounded as interest rates fell to 40-year lows and energy prices plummeted.

     As the year came to a close, investors looked past the negative economic and company earnings news and bid shares higher. Gains from the market's late-year rally failed to offset earlier losses, however, and all three major U.S. stock measures finished the period in the red. Meanwhile, with the revival in the economy signaling an end to rate cuts, we reduced the Portfolio's fixed-income weighting and reallocated those assets to equities. In this challenging environment, the Portfolio lost ground and slightly lagged the Balanced Index.

     Hindering our performance was financial services giant Citigroup. While the recession hurt its corporate finance business, the World Trade Center disaster generated a $500 million loss for its insurance unit. Consequently, the stock experienced some selling pressure. Even so,

76-----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
-------------------------------------------------------------------------------

the company generates more than $1.5 billion in cash flow on a monthly basis and continues to get stronger as it diversifies its revenue stream away from volatile investment banking revenues and into more consistent, predictable businesses. Through acquisitions such as Mexico's Grupo Financiero Banamex-Accival, a purchase completed last August; it is also expanding its global presence and gaining access to higher-growth markets without risking overexposure to any one country or region.

     Exxon Mobil also disappointed as it fell in lockstep with oil prices, which hovered around $20 a barrel through the end of the year after spending most of 2001 near $26 a barrel. Though the company has not missed its earning targets or guided down revenue expectations, the fact is, the stock trades very closely with the price of oil. Still, given its strong balance sheet, minimal debt and impressive cash flow, we remain steadfast in our belief in Exxon's future growth prospects.

     On the plus side, Minnesota Mining and Manufacturing supported our results. The industrial conglomerate better known as 3M has benefited from the leadership of new CEO Jim McNerney, a Jack Welch protege from General Electric. McNerney took the helm on January 1, 2001, bringing a fresh perspective to an organization historically known for its entrenched, bureaucratic culture. While effectively implementing workforce and management changes in a way that has not alienated employees, he has also streamlined the company's cost structure. When the economy does recover, we believe 3M will be in an even stronger position and poised to gain.

     Another standout was Tenet Healthcare. Since the early 1990s, the corporation has focused its efforts on acquiring unprofitable hospitals at reasonable prices in geographic proximity to one another. Contributing to the success of this acquisition strategy is the fact that Tenet purchases facilities in areas populated by affluent retirees and then transforms them into hospitals offering specialized care in, for instance, cardiology or orthopedics. This allows Tenet to better leverage costs, resulting in improved margins and accelerating free cash flow growth. What's more, we expect above-average growth in admissions and a healthy pricing environment to provide further support for Tenet's stock going forward.

     Looking ahead, though the recent market rally has been heartening, I am not ready to proclaim that an economic recovery is around the corner. True, with substantial liquidity in the market, capital investment should eventually stimulate the economy. But corporate earnings are still weak, and it's my belief that companies must see profits stabilizing before they are willing to spend again. Rather than be distracted by the debate over when the economy will bounce back, however, we will stay squarely focused on our companies, confident that those with the strongest fundamentals will prevail.

                     BALANCED PORTFOLIO, THE S&P 500 INDEX
                         AND THE BALANCED BENCHMARK(1)
              Comparison of Change in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

              BALANCED                 S&P 500        BALANCED
              PORTFOLIO                 INDEX         BENCHMARK
5/92            10000                   10000           10000
                10081                    9958           10070
                10467                   10272           10406
12/92           10847                   10787           10712
                11379                   11256           11133
                11526                   11310           11275
                11856                   11598           11545
12/93           11852                   11867           11705
                11654                   11420           11352
                11550                   11470           11349
                11698                   12031           11690
12/94           11694                   12028           11720
                12186                   13195           12572
                12848                   14451           13518
                13481                   15596           14221
12/95           14308                   16532           14925
                14377                   17512           15292
                14850                   18399           15721
                15163                   19074           16112
12/96           15819                   20767           17040
                15663                   20860           17280
                17218                   24494           19185
                18243                   26326           20225
12/97           18402                   27079           21383
                19856                   30849           23169
                20162                   31864           23808
                18914                   28701           22892
12/98           21667                   34802           25625
                21830                   36534           26309
                23440                   39105           27175
                22766                   36663           26433
12/99           26490                   42118           28421
                27858                   43084           29037
                26962                   41940           28898
                28853                   41533           29149
12/00           26106                   38284           28546
                24702                   33743           27241
                25326                   35717           28130
                23874                   30474           26613
12/01           24986                   33731           28058

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                            S&P 500                 BALANCED
                         BALANCED            INDEX                 BENCHMARK(1)

1 YEAR                    -4.29%            -11.89%                 -2.13%
5 YEAR                     9.57%             10.69%                  8.84%
INCEPTION                  9.93%             13.39%                 11.25%

                                 INCEPTION DATE
                                  MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Balanced Benchmark(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index and the Balanced Benchmark are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

(1) The Balanced Benchmark reflects the performance of the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1992 through April 30, 1999 and the 50% S&P 500/40% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1999 through December 31, 2001.

------------------------------------------------------------------------------77

                                             JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
-------------------------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                               YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                DECEMBER           DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                                31, 2001           31, 2000          31, 1999          31, 1998          31, 1997

Net asset value, beginning of period          $      13.98       $      15.27      $      12.71      $      11.75      $      12.07

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.30              0.38              0.31               0.24              0.30
  Net gains and losses on securities
    (both realized and unrealized)                   (0.91)             (0.53)             2.47              1.84              1.60
                                              ------------       ------------      ------------      ------------      ------------

  Total from investment operations                   (0.61)             (0.15)             2.78              2.08              1.90

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income               (0.37)             (0.31)                              (0.24)            (0.30)
  Dividends in excess of net
    investment income
  Distributions from capital gains                   (0.66)             (0.83)            (0.22)            (0.88)            (1.64)
  Distributions in excess of capital gains                                                                                    (0.28)
                                              ------------       ------------      ------------      ------------      ------------

Total distributions                                  (1.03)             (1.14)            (0.22)            (1.12)            (2.22)

Net asset value, end of period                $      12.34       $      13.98      $      15.27      $      12.71           $ 11.75
                                              ============       ============      ============      ============      ============

Total Return (A)                                    (4.29%)             (1.45%)           22.26%            17.74%            16.33%

Ratios to Average Net Assets:
Expenses                                              0.86%              0.79%             0.97%             0.94%             0.97%
Net investment income                                 2.55%              2.98%             2.49%             2.08%             2.60%

Portfolio Turnover Rate                             113.93%             74.92%           237.64%           247.07%           254.04%

Net Assets, At End of Period                  $ 65,749,492       $ 61,953,375      $ 53,313,418      $ 35,113,754      $ 22,637,577

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

78-----------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
-------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCK -- 47.97%

COMPANY                                             SHARES         MARKET VALUE
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.55%
Honeywell International, Inc.                       30,080          $ 1,017,306
                                                                    -----------

AGRICULTURAL OPERATIONS-0.70%
Monsanto Co.                                        13,695              462,891
                                                                    -----------

AUTOMOTIVE PARTS & EQUIPMENT-0.76%
Delphi Automotive Systems Corp.                     36,560              499,410
                                                                    -----------

BANKING-5.21%
Bank of America Corp.                                6,420              404,139
Bank of New York Company, Inc., The                  5,855              238,884
Citigroup, Inc.                                     34,756            1,754,483
J.P. Morgan Chase & Co.                             15,245              554,156
U.S. Bancorp                                        22,869              478,648
                                                                    -----------
                                                                      3,430,310
                                                                    -----------

BEVERAGES-2.31%
Anheuser-Busch Companies, Inc.                      15,890              718,387
Diageo, PLC                                         25,194              287,837
PepsiCo, Inc.                                       10,520              512,219
                                                                    -----------
                                                                      1,518,443
                                                                    -----------

BROADCASTING-1.18%
Clear Channel Communications, Inc.+                  5,065              257,859
Comcast Corp.+                                       7,370              265,320
Liberty Media Corp.+                                18,175              254,450
                                                                    -----------
                                                                        777,629
                                                                    -----------

CHEMICALS-1.12%
E.I. du Pont de Nemours & Co.                       12,010              510,545
Lyondell Chemical Co.                               15,615              223,763
                                                                    -----------
                                                                        734,308
                                                                    -----------

COMPUTER EQUIPMENT & SERVICES-4.51%
Apple Computer, Inc.+                               24,010              525,819
Automatic Data Processing, Inc.                     15,945              939,161
Electronic Data Systems Corp.                        8,100              555,255
International Business Machines Corp.                4,715              570,326
Lexmark International, Inc.                          6,370              375,830
                                                                    -----------
                                                                      2,966,391
                                                                    -----------

COMPUTER INFORMATION & TECHNOLOGY-0.65%
Cadence Design Systems, Inc.+                       19,580              429,194
                                                                    -----------

COMPUTER SOFTWARE-1.22%
Microsoft Corp.+                                     8,370              554,680
Oracle Corp.+                                       17,975              248,235
                                                                    -----------
                                                                        802,915
                                                                    -----------

COSMETICS & PERSONAL CARE-0.56%
Kimberly-Clark Corp.                                 6,200              370,760
                                                                    -----------

DIVERSIFIED OPERATIONS-1.62%
General Electric Co.                                26,525          $ 1,063,122
                                                                    -----------

ELECTRONIC COMPONENTS-0.80%
Linear Technology Corp.                              5,745              224,285
Maxim Integrated Products, Inc.+                     5,730              300,882
                                                                    -----------
                                                                        525,167
                                                                    -----------

ELECTRONICS - SEMICONDUCTORS-0.23%
Texas Instruments, Inc.                              5,350              149,800
                                                                    -----------

ENGINEERING & CONSTRUCTION-0.68%
Fluor Corp.                                         11,940              446,556
                                                                    -----------

ENTERTAINMENT & LEISURE-0.66%
Walt Disney Co., The                                21,025              435,638
                                                                    -----------

HEALTHCARE-1.13%
Tenet Healthcare Corp.+                             12,645              742,514
                                                                    -----------

HOUSEHOLD PRODUCTS-0.85%
Proctor & Gamble Co., The                            7,080              560,240
                                                                    -----------

INSURANCE-6.53%
Ace, Ltd., ADR                                       9,485              380,823
American International Group, Inc.                  11,178              887,533
Aon Corp.                                            9,760              346,675
Berkshire Hathaway, Inc., Class B+                     232              585,800
CIGNA Corp.                                          5,440              504,016
Marsh & McLennan Companies, Inc.                     9,945            1,068,590
XL Capital, Ltd.                                     5,725              523,036
                                                                    -----------
                                                                      4,296,473
                                                                    -----------

LODGING-0.07%
Fairmont Hotels & Resorts, Inc.                      1,996               47,704
                                                                    -----------

MANUFACTURING-2.53%
Illinois Tool Works, Inc.                            4,225              286,117
Minnesota Mining & Manufacturing Co.                11,620            1,373,600
                                                                    -----------
                                                                      1,659,717
                                                                    -----------

MOTOR VEHICLE MANUFACTURING-1.83%
Bayerische Motoren Werke (BMW), AG                  15,570              548,298
General Motors Corp.                                 9,545              463,887
Harley-Davidson, Inc.                                3,490              189,542
                                                                    -----------
                                                                      1,201,727
                                                                    -----------

See notes to financial statements.

------------------------------------------------------------------------------79

                                             JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
-------------------------------------------------------------------------------
      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001-CONTINUED

COMMON STOCK--CONTINUED

COMPANY                                             SHARES         MARKET VALUE
-------------------------------------------------------------------------------
MULTIMEDIA-1.64%
Gannett Company, Inc.                                3,170            $ 213,119
Viacom, Inc., Class B+                              19,718              870,550
                                                                    -----------
                                                                      1,083,669
                                                                    -----------

OIL & GAS - DISTRIBUTION & MARKETING-0.79%
Burlington Resources, Inc.                          13,830              519,178
                                                                    -----------

OIL & GAS - INTEGRATED-1.57%
Exxon Mobil Corp.                                   24,395              958,724
PanCanadian Energy Corp.                             2,742               70,942
                                                                    -----------
                                                                      1,029,666
                                                                    -----------

OIL & GAS PRODUCERS-0.60%
Anadarko Petroleum Corp.                             6,930              393,971
                                                                    -----------

PHARMACEUTICAL-2.71%
American Home Products Corp.                        12,660              776,818
Eli Lilly & Co.                                      5,255              412,728
Pfizer, Inc.                                         7,260              289,311
Schering-Plough Corp.                                8,370              299,730
                                                                    -----------
                                                                      1,778,587
                                                                    -----------

RETAIL STORES-1.55%
Gap, Inc., The                                      22,235              309,956
Target Corp.                                         8,770              360,009
Wal-Mart Stores, Inc.                                6,040              347,602
                                                                    -----------
                                                                      1,017,567
                                                                    -----------

TELECOMMUNICATIONS - EQUIPMENT &
 SERVICES-0.37%
CIENA Corp.+                                        16,965              242,769
                                                                    -----------

TELECOMMUNICATIONS - WIRELESS-1.13%
AT&T Wireless Services, Inc.+                       51,601              741,506
                                                                    -----------

TRANSPORTATION-0.91%
FedEx Corp.+                                        11,500              596,620
                                                                    -----------

TOTAL COMMON STOCK
  (Cost $30,798,409)                                                 31,541,748
                                                                    -----------

PREFERRED STOCK--1.22%

OIL & GAS - INTEGRATED-0.45%
Coastal Corp., 6.625%, due 08/16/02                  9,385            $ 295,628
                                                                    -----------

PUBLISHING & PRINTING-0.24%
Tribune Co., 2.000%, due 05/15/2                    91,795              155,842
                                                                    -----------

UTILITIES - ELECTRIC & GAS-0.53%
Reliant Energy, Inc., 2.000%, due 09/15/29           6,930              353,361
                                                                    -----------

TOTAL PREFERRED STOCK
  (Cost $1,174,765)                                                     804,831
                                                                    -----------

  CORPORATE BONDS--20.12%
                                             PRINCIPAL VALUE
                                             ---------------
AEROSPACE & DEFENSE-1.12%
Honeywell International, Inc., 5.125%,
  due 11/01/06                                $    170,000              167,711
Honeywell International, Inc., 6.125%,
  due 11/01/11                                     135,000              133,578
Lockheed Martin Corp., 7.250%,
  due 05/15/06                                      85,000               91,246
Lockheed Martin Corp., 8.200%,
  due 12/01/09                                     105,000              118,149
Lockhead Martin Corp., 7.650%,
  due 05/01/16                                     205,000              223,079
                                                                    -----------
                                                                        733,763
                                                                    -----------

APPLIANCES-0.31%
Maytag Corp., 6.875%, due 12/01/06                 200,000              202,868
                                                                    -----------

AUTOMOTIVE PARTS & EQUIPMENT-0.40%
Delphi Automotive Systems Corp.,
  6.550%, due 06/15/06                             160,000              160,185
Lear Corp., Series B,
  7.960%, due 05/15/05                             100,000              101,412
                                                                    -----------
                                                                        261,597
                                                                    -----------

BANKING-1.52%
Citigroup, Inc., 5.500%, due 08/09/06              165,000              167,351
Citigroup, Inc., 7.250%, due 10/01/10              235,000              251,846
Citigroup, Inc., 6.500%, due 01/18/11              170,000              174,892
J.P. Morgan Chase & Co., 5.625%,
  due 08/15/06                                      95,000               96,492
J.P. Morgan Chase & Co., 6.750%,
  due 02/01/11                                     270,000              276,393
U.S. Bancorp, 5.700%, due 12/15/08                   5,000                4,892
U.S. Bancorp, 7.125%, due 12/01/09                  25,000               26,273
                                                                    -----------
                                                                        998,139
                                                                    -----------

                       See notes to financial statements.

80-----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
-------------------------------------------------------------------------------
      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001-CONTINUED

CORPORATE BONDS--CONTINUED

COMPANY                                     PRINCIPAL VALUE        MARKET VALUE
-------------------------------------------------------------------------------
BEVERAGES-3.30%
Anheuser-Busch Companies, Inc.,
  5.375%, due 09/15/08                        $    500,000          $   501,386
Anheuser-Busch Companies, Inc.,
  5.650%, due 09/15/08                             190,000              193,600
Anheuser-Busch Companies, Inc.,
  5.750%, due 04/01/10                              80,000               79,894
Anheuser-Busch Companies, Inc.,
  6.000%, due 04/15/11                             175,000              176,973
Anheuser-Busch Companies, Inc.,
  7.550%, due 10/01/30                              60,000               68,552
Anheuser-Busch Companies, Inc.,
  6.830%, due 01/15/31                              75,000               78,248
Anheuser-Busch Companies, Inc.,
  6.800%, due 08/20/32                              95,000               99,181
Coca-Cola Enterprises, Inc.,
  5.375%, due 08/15/06                             265,000              268,270
Coca-Cola Enterprises, Inc.,
  7.125%, due 09/30/09                             390,000              417,714
Coca-Cola Enterprises, Inc.,
  6.125%, due 08/15/11                             200,000              201,257
PepsiCo, Inc., 4.500%, due 09/15/04                 85,000               86,077
                                                                    -----------
                                                                      2,171,152
                                                                    -----------

BROADCASTING-2.54%
Clear Channel Communications, Inc.,
  2.625%, due 04/01/03                             246,000              250,920
Clear Channel Communications, Inc.,
  6.000%, due 11/01/06                             300,000              294,945
Cox Communications, Inc.,
  7.500%, due 08/15/04                             170,000              181,392
Cox Communications, Inc.,
  7.750%, due 08/15/06                             210,000              225,449
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                             230,000              236,236
CSC Holdings, Inc.,
  7.625%, due 04/01/11                             140,000              140,193
TCI Communications, Inc.,
  6.375%, due 05/01/03                             330,000              339,107
                                                                    -----------
                                                                      1,668,242
                                                                    -----------

CHEMICALS-0.67%
E.I. du Pont Nemours & Co.,
  6.875%, due 10/15/09                             125,000              134,601
Lyondell Chemical Co., Series A,
  9.625%, due 05/01/07                             305,000              308,050
                                                                    -----------
                                                                        442,651
                                                                    -----------

COMPUTER INFORMATION & TECHNOLOGY-0.12%
Sun Microsystems, Inc.,
  7.650%, due 08/15/09                              80,000               81,205
                                                                    -----------

COSMETICS & PERSONAL CARE-0.24%
International Flavors & Fragrances, Inc.,
  6.450%, due 05/15/06                        $    155,000            $ 156,756
                                                                    -----------

ENTERTAINMENT & LEISURE-0.03%
Six Flags, Inc., 9.750%, due 06/15/07               20,000               20,300
                                                                    -----------

FINANCIAL SERVICES-3.43%
American Express Co.,
  6.750%, due 06/23/04                             285,000              302,298
American General Finance Corp.,
  Series F, 5.875%, due 07/14/06                   170,000              172,498
Associates Corporation of North America,
  5.750%, due 11/01/03                              25,000               26,052
Charles Schwab Corp., The,
  8.050%, due 03/01/10                             200,000              215,561
General Electric Capital Corp.,
  5.375%, due 01/15/03                             205,000              210,396
General Electric Capital Corp.,
  5.375%, due 04/23/04                             365,000              378,462
General Electric Capital Corp.,
  5.350%, due 03/30/06                             500,000              508,483
Household Finance Corp.,
  6.500%, due 01/24/06                             110,000              112,744
Household Finance Corp.,
  6.750%, due 05/15/11                              85,000               84,520
Salomon Smith Barney Holdings,
  6.500%, due 02/15/08                             235,000              243,716
                                                                    -----------
                                                                      2,254,730
                                                                    -----------

FOOD PRODUCTS-0.59%
Kellogg Co., Series B, 5.500%, due 04/01/03        340,000              348,341
Kellogg Co., Series B, 7.450%, due 04/01/31         35,000               37,571
                                                                    -----------
                                                                        385,912
                                                                    -----------

FOOD SERVICE & RESTAURANTS-0.13%
Fred Meyer, Inc., 7.450%, due 03/01/08              80,000               85,921
                                                                    -----------

HEALTHCARE-0.06%
HEALTHSOUTH Corp., Series 144A,
  7.375%, due 10/01/06 ++                           20,000               20,000
HEALTHSOUTH Corp., Series 144A,
  8.375%, due 10/01/11 ++                           20,000               20,600
                                                                    -----------
                                                                         40,600
                                                                    -----------

MEDICAL PRODUCTS-0.46%
Pfizer, Inc., 5.625%, due 02/01/06                 295,000              303,326
                                                                    -----------

MOTOR VEHICLE MANUFACTURING-0.64%
General Motors Acceptance Corp.,
  Series MTN, 6.750%, due 12/10/02                 300,000              309,715
General Motors Acceptance Corp.,
  Series MTN, 5.800%, due 03/12/03                 110,000              112,197
                                                                    -----------
                                                                        421,912
                                                                    -----------

                       See notes to financial statements.

------------------------------------------------------------------------------81

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
-------------------------------------------------------------------------------
      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001-CONTINUED

CORPORATE BONDS--CONTINUED

COMPANY                                     PRINCIPAL VALUE        MARKET VALUE
-------------------------------------------------------------------------------
MULTIMEDIA-1.06%
Viacom, Inc., 7.750%, due 06/01/05               $ 645,000            $ 695,482
                                                                    -----------

OIL & GAS - DISTRIBUTION & MARKETING-0.48%
Burlington Resources, Inc.,
  7.200%, due 08/15/31                             135,000              130,595
Kinder Morgan, Inc., 6.450%, due 03/01/03           70,000               71,998
Tosco Corp., 8.125%, due 02/15/30                  100,000              114,512
                                                                    -----------
                                                                        317,105
                                                                    -----------

OIL & GAS PRODUCERS-0.53%
El Paso Corp., 7.000%, due 05/15/11                175,000              173,281
El Paso Corp., Series MTN,
  8.050%, due 10/15/30                             170,000              174,418
                                                                    -----------
                                                                        347,699
                                                                    -----------

RETAIL STORES-1.75%
Gap, Inc., The, Series 144A,
  8.150%, due 12/15/05 ++                           55,000               47,418
Gap, Inc., The, Series 144A,
  8.800%, due 12/15/08 ++                          225,000              196,871
Kroger Co., 7.800%, due 08/15/07                    75,000               82,036
Kroger Co., 7.000%, due 05/01/18                    35,000               34,771
Kroger Co., 6.800%, due 12/15/18                    85,000               82,753
Kroger Co., 7.500%, due 04/01/31                    90,000               94,469
Safeway, Inc., 6.850%, due 09/15/04                 55,000               58,138
Safeway, Inc., 6.500%, due 03/01/11                 10,000               10,196
Target Corp., 5.500%, due 04/01/07                 160,000              161,527
Target Corp., 5.400%, due 10/01/08                  55,000               54,316
Wal-Mart Stores, Inc.,
  5.450%, due 08/01/06                             160,000              163,745
Wal-Mart Stores, Inc.,
  6.875%, due 08/10/09                             150,000              162,102
                                                                    -----------
                                                                      1,148,342
                                                                    -----------

TELECOMMUNICATIONS - WIRELESS-0.74%
AT&T Wireless Services, Inc.,
  7.350%, due 03/01/06                             170,000              179,834
Cingular Wireless, Series 144A,
  5.625%, due 12/15/06 ++                           35,000               35,292
VoiceStream Wireless Corp.,
  10.375%, due 11/15/09                            243,000              275,805
                                                                    -----------
                                                                        490,931
                                                                    -----------

TOTAL CORPORATE BONDS
  (Cost $12,941,777)                                                 13,228,633
                                                                    -----------

GOVERNMENT & AGENCY OBLIGATIONS--22.01%

GOVERNMENT AGENCY-9.97%
Fannie Mae, 4.750%, due 11/14/03              $  1,185,000          $ 1,220,228
Fannie Mae, 3.125%, due 11/15/03                   720,000              720,228
Fannie Mae, 5.500%, due 05/02/06                   400,000              411,834
Fannie Mae, 4.750%, due 01/02/07                   270,000              268,191
Fannie Mae, 6.625%, due 09/15/09                   675,000              721,023
Fannie Mae, 6.250%, due 02/01/11                   285,000              289,884
Fannie Mae, 5.500%, due 03/15/11                   890,000              874,637
Federal Home Loan Bank,
  4.875%, due 05/14/04                           1,085,000            1,116,163
Federal Home Loan Bank,
  6.500%, due 11/15/05                             665,000              710,745
Freddie Mac, 5.875%, due 03/21/11                  225,000              223,565
                                                                    -----------
                                                                      6,556,498
                                                                    -----------

U.S. TREASURY BILLS, BONDS, AND NOTES-12.04%
U.S. Treasury Note, 4.750%,
  due 01/31/03                                     330,000              339,165
U.S. Treasury Note, 2.750%,
  due 09/30/03                                     300,000              299,578
U.S. Treasury Note, 5.875%,
  due 11/15/04                                   2,215,000            2,345,297
U.S. Treasury Note, 6.500%,
  due 10/15/06                                     880,000              958,410
U.S. Treasury Note, 5.625%,
  due 05/15/08                                     25,000                26,205
U.S. Treasury Note, 5.500%,
  due 05/15/09                                     185,000              191,713
U.S. Treasury Note, 5.000%,
  due 02/15/11                                     310,000              309,055
U.S. Treasury Bond, 7.250%,
  due 05/15/16                                     875,000            1,011,616
U.S. Treasury Bond, 6.250%,
  due 08/15/23                                     530,000              561,055
U.S. Treasury Bond, 5.250%,
  due 02/15/29                                     575,000              539,849
U.S. Treasury Bond, 6.125%,
  due 08/15/29                                     795,000              843,756
U.S. Treasury Bond, 6.250%,
  due 05/15/30                                     450,000              487,459
                                                                    -----------
                                                                      7,913,158
                                                                    -----------

TOTAL GOVERNMENT &
AGENCY OBLIGATIONS
  (Cost $14,214,586)                                                 14,469,656
                                                                    -----------

TOTAL INVESTMENTS
  (Cost $59,129,537)                                 91.32%          60,044,868
Other assets, less liabilities                        8.68            5,704,624
                                                    ------          -----------

TOTAL NET ASSETS                                    100.00%         $65,749,492
                                                    ======          ===========

+  Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At December 31, 2001, the market value of the 144A securities was $320,181 or 0.49% of net assets.

                       See notes to financial statements.

82-----------------------------------------------------------------------------

                      [This page intentionally left blank]

                                            JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                           HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

Corporate Bonds                94.34%
Short-Term Obligations          3.22%
Cash                            1.36%
Preferred Stock                 1.03%
Common Stock                    0.03%
Rights and Warrants             0.02%

-------------------------------------------------------------------------------
                               NUMBER OF HOLDINGS
-------------------------------------------------------------------------------
                                      259
-------------------------------------------------------------------------------

                                                                    PERCENT OF
PORTFOLIO QUALITY                                                   PORTFOLIO++
-------------------------------------------------------------------------------
A                                                                         0.13%
BBB                                                                       4.90%
BB                                                                       22.02%
B                                                                        54.01%
CCC                                                                       6.58%
CC                                                                        0.03%
C                                                                         0.21%
D                                                                         0.42%
Not Rated                                                                 6.04%
Cash & Cash Equivalents                                                   4.58%
Dollar Weighted Average Maturity                                      6.7 years

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                    PERCENT OF
TOP TEN HOLDINGS                                                    PORTFOLIO++
-------------------------------------------------------------------------------
CSC Holdings, Series B, 8.125%, due 08/15/09                              1.56%
Charter Comm. Holdings, 0000%, Step-up, due 04/01/1                       1.51%
Triad Hospitals, Inc., 8.750%, due 05/01/09                               1.44%
Williams Scotman, Inc., 9.875%, due 06/01/07                              1.40%
Allied Waste, NA, 8.875%, due 04/01/08                                    1.36%
HCA, Inc., 7.875%, due 02/01/11                                           1.34%
Clear Channel Comm., 8.000%, due 11/01/08                                 1.30%
American Cellular, 9.500%, due 10/15/09                                   1.28%
Navistar International, 9.375%, due 06/01/06                              1.18%
MGM Mirage, Inc., 8.375%, due 02/01/11                                    1.17%

                          ++Represents market value of
                             investments plus cash.

THIS PORTFOLIO CARRIES A HIGHER DEGREE OF RISK THAN OTHER BOND PORTFOLIOS BECAUSE IT INVESTS IN LOWER GRADE ISSUES.

-------------------------------------------------------------------------------

                               PORTFOLIO MANAGER
                    Massachusetts Financial Services Company

                               BERNARD SCOZZAFAVA
                             SENIOR VICE PRESIDENT

                     - Joined MFS in 1989
                     - M.S. from Massachusetts Institute of Technology
                     - Graduate of Hamilton College

INVESTMENT OBJECTIVE AND STRATEGY

       To seek a high level of income by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

                           NET ASSETS AS OF 12/31/01
                                  $13,842,770

-------------------------------------------------------------------------------

     For the twelve months ended December 31, 2001, the JPVF High Yield Bond Portfolio provided a total return of 3.43%. These returns include the reinvestment of any dividends and capital gains distributions and compare to a return of 5.28% for the Portfolio s benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

     While high-yield bonds rebounded off their lows during the fourth quarter of 2001, the past year was a difficult and volatile period for the high-yield market as the spread between the yield on high-yield bonds and U.S. Treasuries fluctuated significantly. As the yields on high-income bonds increased, the value of our holdings declined. At the end of December, high-yield bonds yielded, on average, 12.25%, compared to 5% for Treasury bonds of similar maturities, resulting in a spread of about 7.25% or 725 basis points. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

     By the end of the year, the market recovered most of its losses from September due to very strong inflows into high-yield mutual funds and renewed investor confidence that the economy is poised to recover in 2002. New high-yield bond issuance, while up from last year, has not kept pace with demand. While better quality, highly-traded issues appreciated more than lower-quality bonds in the secondary market, even lower-rated bonds benefited from the strong market as investors' risk tolerances seemed to increase due to high cash positions and attractive yields. Nevertheless, our greater exposure to lower-rated bonds relative to the Lehman Index was the primary reason for our underperformance versus the benchmark.

84-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------

     Given an environment of slowing economic growth and rising defaults, we increased our exposure to higher-quality issuers in defensive sectors such as media, gaming, and health care during the period. Within the media sector we've focused primarily on cable companies such as Charter Communications and Adelphia Communications. In our view, these companies offered the combination of attractive growth potential with stable cash flows. Despite the slowing economy, our research uncovered a number of cable companies that continued to show revenue growth from new digital television services and increased demand for high-speed Internet service.

     We've also added "BB" rated gaming bonds, given the relatively reliable cash flow of these companies, and casino bonds generally performed well for the Portfolio. Although travel related bonds registered some of the largest price declines following the September 11 attacks, the Portfolio was well positioned in better-quality names, which have since recovered most of their initial losses.

     In the health care sector, we've added selectively to higher-quality names, such as HCA and Tenet Healthcare. Tenet was upgraded to investment-grade quality during the period, so we have since liquidated the position. However, the bonds appreciated significantly prior to and following the upgrade, which provided a lift to performance.

     On the other hand, our telecommunications holdings have been a drag on performance. We started the year slightly over weighted in the industry and have steadily reduced our exposure in response to the deteriorating fundamentals. We were slightly under weighted in the sector at the end of the year. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper. This decision benefited performance during the period.

     As we enter 2002, we think that it is likely the high-yield market will remain volatile in the near term, but at a spread of 725 basis points or 7.25% over U.S. Treasuries of comparable maturities, we think the market is fairly valued, and that the expectation for further defaults is already reflected in bond prices. According to our research, as the economy came out of its last recession, the spread on high yield bonds versus Treasuries tightened to its historic average of about 480 basis points. If the current spread were to tighten to its historic average that would result in material price appreciation. Of course, past performance is no guarantee of future results, but at 12.25%, we believe that investors are being paid adequately to wait for potential capital appreciation. As was the case earlier this year, we expect that this historically wide yield spread may eventually attract investors back to the high-yield market.

                           HIGH YIELD BOND PORTFOLIO
                   AND THE LEHMAN BROS. HIGH YIELD BOND INDEX
              Comparison of Changes in Value of $10,000 Investment.

[EDGAR REPRESENTATION OF LINE CHART]

               HIGH YIELD      LEHMAN BROTHERS HIGH
             BOND PORTFOLIO       YIELD BOND INDEX
1/98            10000                 10000
                10289                 10336
6/98            10387                 10450
                 9640                  9975
12/98           10089                 10187
                10537                 10375
6/99            10470                 10410
                10338                 10263
12/99           10572                 10430
                10524                 10186
6/00            10529                 10303
                10392                 10362
12/00            9735                  9819
                10294                 10443
6/01            10033                 10204
                 9439                  9772
12/01           10069                 10337

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

                                                                     LEHMAN
                                                HIGH                BROS. HIGH
                                                YIELD               YIELD BOND
                                                BOND                 INDEX
                                                -----              ----------
1 YEAR                                          3.43%                5.28%
INCEPTION                                       0.17%                0.83%

                                 INCEPTION DATE
                                JANUARY 1, 1998

Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

-----------------------------------------------------------------------------85

                                            JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                           HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED    YEAR ENDED
                                                 DECEMBER    DECEMBER    DECEMBER      DECEMBER
                                                 31, 2001    31, 2000    31, 1999      31, 1998
                                               ----------   ----------  ---------     ---------
Net asset value, beginning of period           $   $7.70    $    9.19    $    9.49  $    10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.77         0.76         0.75        0.60
  Net gains and losses on securities
    (both realized and unrealized)                 (0.51)       (1.49)       (0.30)      (0.51)
                                             -----------   ----------   ----------  ----------

Total from investment operations                    0.26        (0.73)        0.45        0.09

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income             (0.77)       (0.76)      (0.75)       (0.60)
  Dividends in excess of net investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                             -----------   ----------   ----------  ----------

Total distributions                                (0.77)       (0.76)       (0.75)      (0.60)

Net asset value, end of period               $      7.19    $    7.70   $    9.19   $     9.49
                                             ===========   ==========   ==========  ==========

Total Return (A)                                   3.43%       (7.92%)       4.79%        0.89%

Ratios to Average Net Assets:
  Expenses                                         1.11%        1.17%        1.15%        1.24%
  Net investment income                            8.65%        8.50%        7.58%        7.85%

Portfolio Turnover Rate                           58.23%       38.15%       43.44%       84.21%

Net Assets, At End of Period                 $13,842,770   $9,265,526   $9,401,814  $7,968,843

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

86-----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                           HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCK--0.04%

COMPANY                                                        SHARES   MARKET VALUE
------------------------------------------------------------------------------------
TELECOMMUNICATIONS-INTEGRATED-0.02%
Completel Europe, NV+                                           2,500    $     2,353
                                                                         -----------

TELECOMMUNICATIONS-WIRELINE-0.02%
Allegiance Telecom, Inc.+                                         218          1,807
Versatel Telecom International, NV+                               671            638
                                                                         -----------
                                                                               2,445
                                                                         -----------

TOTAL COMMON STOCK
  (Cost $352)                                                                  4,798
                                                                         -----------

PREFERRED STOCK--1.13%

BROADCASTING-0.42%
CSC Holdings, Inc., Series M,
  11.125%, due 04/01/08                                           556         58,658
                                                                         -----------

PUBLISHING & PRINTING-0.22%
Primedia, Inc., Series H,
  8.625%, due 04/01/10                                            650         29,900
                                                                         -----------

TELECOMMUNICATIONS - EQUIPMENT & SERVICES-0.00 %
Global Crossing Holding, Ltd.,
  10.500%, due 12/01/08                                           421            421
                                                                         -----------

TELECOMMUNICATIONS - WIRELESS-0.49%
Crown Castle International Corp.,
  12.750%, due 12/15/10+                                           73         40,066
Rural Cellular Corp., Series B,
  11.375%, due 05/15/10+                                           32         26,974
                                                                         -----------
                                                                              67,040
                                                                         -----------

TOTAL PREFERRED STOCK
  (Cost $232,777)                                                            156,019
                                                                         -----------

RIGHTS AND WARRANTS--0.02%

BROADCASTING-0.01%

Ono Finance, PLC, Series 144A,
  Equity Value Certificate, due 03/16/11+++                        30            300
Ono Finance, PLC, Series 144A,
  Equity Value Certificate, due 05/31/09+++                       105            525
XM Satellite Radio, Inc.,
  Warrants, exp. 03/15/10+                                         35          1,050
                                                                         -----------
                                                                               1,875
                                                                         -----------

PACKAGING & CONTAINERS-0.00%
Pliant Corp., Series 144A,
  Warrants, exp. 06/01/10+++                                      20             30
                                                                         -----------

TELECOMMUNICATIONS - INTEGRATED-0.01%
Jazztel, PLC, Series 144A,
  Warrants, exp. 04/01/09+++                                      40            750
                                                                         -----------

TELECOMMUNICATIONS - WIRELINE-0.00%
GT Group Telecom, Inc., Series 144A,
  Warrants, exp. 02/01/10+++                                     100            500
                                                                         -----------

TOTAL RIGHTS AND WARRANTS
  (Cost $10,825)                                                               3,155
                                                                         -----------
CORPORATE BONDS--96.39%

                                                        PRINCIPAL VALUE
                                                        ---------------
AEROSPACE & DEFENSE-1.90%
Alliant Techsystems, 8.500%, due 05/15/11                    $ 25,000         26,000
Argo-Tech Corp., 8.625%, due 10/01/07                          40,000         25,600
K & F Industries, Inc., Series B, 9.250%,
  due 10/15/07                                                 80,000         80,000
L-3 Communications Corp., Series B,
  10.375%, due 05/01/07                                        50,000         53,563
L-3 Communications Corp., Series B,
  8.000%, due 08/01/08                                         75,000         78,094
                                                                         -----------
                                                                             263,257
                                                                         -----------

AUTOMOTIVE PARTS & EQUIPMENT-2.12%
American Axle & Manufacturing, Inc.,
  9.750%, due 03/01/09                                         80,000         82,600
Collins & Aikman Products, Series 144A,
  10.750%, due 12/31/11 ++                                     30,000         30,075
Dura Operating Corp., 9.000%,
  due 05/01/09                                                 55,000         51,700
Hayes Lemmerz International Corp.,
  Series 144A, 11.875%, due 06/15/06+ ++                       55,000         26,125
Hayes Wheels International, Inc.,
  11.000%, due 07/15/06+                                       37,000          1,665
Hayes Wheels International, Inc.,
  Series B, 9.125%, due 07/15/07+                               5,000            225
Lear Corp., Series B, 8.110%, due 05/15/09                    100,000        101,166
                                                                         -----------
                                                                             293,556
                                                                         -----------

                       See notes to financial statements.

---------------------------------------------------------------------------------87

BROADCASTING-15.09%
Acme Television, LLC, Series B,
  10.875%, Step-up, due 09/30/04                          $   25,000        $24,031
Adelphia Communications Corp.,
  Series B, Zero Coupon, due 01/15/08                         55,000         26,469
Adelphia Communications Corp.,
  8.375%, due 02/01/08                                        50,000         46,313
Adelphia Communications Corp.,
  9.375%, due 11/15/09                                        20,000         19,225
Albritton Communications Co.,
  Series B, 9.750%, due 11/30/07                              40,000         41,800
Charter Communications Holdings, LLC,
  Zero Coupon, Step-up, due 04/01/11                         315,000        228,759
Clear Channel Communications, Inc.,
  8.000%, due 11/01/08                                       190,000        197,600
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                                       230,000        236,236
Emmis Communications, Zero Coupon,
  Step-up, due 03/15/11                                      175,000        105,875
Fox/Liberty Networks, LLC,
  8.875%, due 08/15/07                                        55,000         56,925
Frontiervision, LP, 11.000%,
  due 10/15/06                                                50,000         51,563
Frontiervision Holdings, LP,
  Zero Coupon, Step-up, due 09/15/0                          745,000         47,194
Granite Broadcasting Corp.,
  10.375%, due 05/15/05                                        5,000          4,400
Granite Broadcasting Corp.,
  8.875%, due 05/15/08                                        15,000         12,000
Insight Midwest, LP/Insight Capital, Inc.,
  9.750%, due 10/01/09                                        90,000         94,950
Lenfest Communications, Inc.,
  8.375%, due 11/01/05                                        40,000         43,497
LIN Television Corp., 8.000%, due 01/15/08                    50,000         50,375
LIN Television Corp., Zero Coupon,
  Step-up, due 03/01/08                                      200,000        126,000
Mediacom Broadband, LLC, 11.000%,
  due 07/15/13                                               115,000        126,213
Mediacom, LLC, 9.500%,
  due 01/15/13                                                45,000         46,688
Paxson Communications Corp.,
  10.750%, due 07/15/08                                       60,000         62,925
Radio One, Inc., Series B,
  8.875%, due 07/01/01                                        60,000         61,950
Spanish Broadcasting System, Inc.,
  9.625%, due 11/01/09                                       100,000         99,000
Telemundo Holdings, Inc., Series D,
  Zero Coupon, Step-up, due 08/15/08                         125,000        117,500
United International Holdings, Inc., Series B,
  Zero Coupon, Step-up, due 02/15/08                          45,000         13,050
XM Satellite Radio, Inc., 14.000%,
  due 03/15/10                                                35,000         27,694
Young Broadcasting, Inc., Series B,
  8.750%, due 06/15/07                                        50,000         44,750
Young Broadcasting, Inc., Series 144A,
  8.500%, due 12/15/08++                                      75,000         75,375
                                                                        -----------
                                                                          2,088,357
                                                                        -----------
BUILDING CONSTRUCTION-0.74%
Atrium Companies, Inc., Series B,
  10.500%, due 05/01/09                                      110,000        102,300
                                                                        -----------

BUILDING MATERIALS-3.50%
American Standard Companies, Inc.,
  7.125%, due 02/15/03                                       100,000       101,500
American Standard Companies, Inc.,
  7.625%, due 02/15/10                                        20,000        20,100
Building Materials Holding Corp.,
  Series B, 7.750%, due 07/15/0                              550,000        42,000
Building Materials Holding Corp.,
  Series B, 8.625%, due 12/15/06                              65,000        53,219
Formica Corp., Series B, 10.875%,
  due 03/01/09                                                35,000        10,500
MMI Products, Inc., Series B,
  11.250%, due 04/15/07                                      150,000       138,375
Nortek, Inc., Series B,
  9.250%, due 03/15/07                                        70,000        71,400
Nortek, Inc., Series B,
  8.875%, due 08/01/08                                        35,000        35,088
Synthetic Industries, Inc.,
Series 144A, 17.000%, due 06/14/08++[section]                 41,250        12,375
                                                                             484,557
BUILDING SERVICES-0.89%
D.R. Horton, Inc., 9.750%, due 09/15/10                       50,000        51,500
D.R. Horton, Inc., 9.375%, due 03/15/11                       50,000        51,250
Meritage Corp., 9.750%, due 06/01/11                          20,000        20,625
                                                                             123,375
CHEMICALS-2.73%
Acetex Corp., Series 144A, 10.875%,
  due 08/01/09++                                              10,000        10,000
Huntsman ICI Chemicals, LLC, 10.125%,
  due 07/01/09                                               100,000        96,000
Lyondell Chemical Co., Series A, 9.625%,
  due 05/01/07                                                25,000        25,250
Lyondell Chemical Co., Series B, 9.875%,
  due 05/01/07                                                65,000        65,325
MacDermid, Inc., 9.125%, due 07/15/11                         50,000        51,250
Noveon, Inc., Series B, 11.000%,
  due 02/28/11                                                75,000        78,750
Sovereign Specialty Chemicals, Inc.,
  11.875%, due 03/15/10                                       40,000        38,400
Sterling Chemicals, Inc., Series B,
  12.375%, due 07/15/06+                                      10,000         8,300
Sterling Chemicals, Inc., Series A,
  11.250%, due 04/01/07+                                      75,000         5,250
                                                                       -----------
                                                                           378,525
                                                                       -----------

                       See notes to financial statements.

88---------------------------------------------------------------------------------

COMMERCIAL SERVICES-2.64%
Iron Mountain, Inc., 9.125%, due 07/15/07                   $   60,000       $63,000
Iron Mountain, Inc., 8.625%, due 04/01/13                       55,000        57,200
Scientific Games Corp., Series B,
  12.500%, due 08/15/10                                         30,000        33,000
Williams Scotsman, Inc., 9.875%,
  due 06/01/07                                                 215,000       211,775
                                                                         -----------
                                                                             364,975
                                                                         -----------
COMPUTER INFORMATION & TECHNOLOGY-1.14%
Unisys Corp., 8.125%, due 06/01/06                              90,000        89,550
Unisys Corp., 7.875%, due 04/01/08                              70,000        68,075
                                                                         -----------
                                                                             157,625
                                                                         -----------
COSMETICS & PERSONAL CARE-0.33%
Remington Products Co., LLC, Series D,
  11.000%, due 05/15/06                                         60,000        45,900
                                                                         -----------

EDUCATIONAL SERVICES-0.38%
Kindercare Learning Centers, Inc.,
  Series B, 9.500%, due 02/15/09                                55,000        52,525
                                                                         -----------

ELECTRICAL EQUIPMENT-1.07%
Motors & Gears, Inc., Series D,
  10.750%, due 11/15/06                                        170,000       147,900
                                                                         -----------

ELECTRONIC COMPONENTS-0.95%
Moog, Inc., Series B, 10.000%,
  due 05/01/06                                                 130,000       131,950

ENTERTAINMENT & LEISURE-9.16%
AMC Entertainment, Inc., 9.500%,
  due 02/01/11                                                  30,000        29,138
Ameristar Casinos, Inc., 10.750%,
  due 02/15/09                                                  80,000        86,400
Argosy Gaming Co., 10.750%,
  due 06/01/09                                                  45,000        49,444
Aztar Corp., 8.875%, due 05/15/07130,000 134,225
Boyd Gaming Corp., 9.500%, due 07/15/07                         20,000        19,750
Boyd Gaming Corp., Series 144A,
  9.250%, due 08/01/09++                                        65,000        66,300
Coast Hotels & Casinos, Inc.,
  9.500%, due 04/01/09                                         160,000       164,000
Hollywood Park, Inc., Series B,
  9.250%, due 02/15/07                                         100,000        86,500
Horseshoe Gaming, Series B,
  8.625%, due 05/15/09                                          65,000        67,113
Mandalay Resort Group, 9.500%,
  due 08/01/08                                                  70,000        73,325
MGM Grand, Inc., 9.750%, due 06/01/0                           790,000        94,275
MGM Mirage, Inc., 8.375%, due 02/01/11                         180,000       177,750
Park Place Entertainment Corp.,
  8.875%, due 09/15/08                                          45,000        45,844
Station Casinos, Inc., 8.375%, due 02/15/08                     80,000        81,200
Station Casinos, Inc., 8.875%, due 12/01/08                     45,000        44,100
Station Casinos, Inc., 9.875%, due 07/01/10                     15,000        15,244
Vail Resorts, Inc., Series 144A, 8.750%,
  due 05/15/09++                                                35,000        33,950
                                                                         -----------
                                                                           1,268,558
                                                                         -----------
ENVIRONMENTAL CONTROLS-1.49%
Allied Waste North America, 8.875%,
  due 04/01/08                                                 200,000       206,000
                                                                         -----------

FINANCIAL SERVICES-0.69%
Commercial Mortgage Acceptance Corp.,
  5.440%, due 05/15/13                                         140,000        96,168
                                                                         -----------

FOOD PRODUCTS-0.94%
Michael Foods, Inc., Series B, 11.750%,
  due 04/01/11                                                 120,000       129,600
                                                                         -----------

FOOD SERVICE & RESTAURANTS-1.02%
Fleming Companies, Inc., 10.125%,
  due 04/01/08                                                 140,000       141,400
                                                                         -----------

FOREST PRODUCTS & PAPER-2.48%
Appleton Papers, Inc., Series 144A,
  12.500%, due 12/15/08++                                       50,000        48,000
Buckeye Technologies, Inc., 8.500%,
  due 12/15/05                                                  40,000        39,000
Buckeye Technologies, Inc., 9.250%,
  due 09/15/08                                                  40,000        39,400
FiberMark, Inc., 10.750%, due 04/15/11                         120,000       108,000
Specialty Paperboard, Inc., 9.375%,
  due 10/15/06                                                  70,000        61,600
U.S. Timberlands Co., LP, 9.625%,
  due 11/15/07                                                  70,000        47,075
                                                                         -----------
                                                                             343,075
                                                                         -----------
HEALTHCARE-4.73%
Beverly Enterprises, Inc., 9.625%,
  due 11/15/07                                                  85,000        89,250
Fresenius Medical Capital Trust II,
  7.875%, due 02/01/08                                              40        40,100
HCA, Inc., 7.875%, due 02/01/11                                200,000       204,000
HEALTHSOUTH Corp., 8.500%,
  due 02/01/08                                                  45,000        46,800
Prime Medical Services, Inc., 8.750%,
  due 04/01/08                                                  60,000        55,500
Triad Hospitals, Inc., Series B, 8.750%,
  due 05/01/09                                                 210,000       218,925
                                                                         -----------
                                                                             654,575
                                                                         -----------

                       See notes to financial statements.

---------------------------------------------------------------------------------89

HOME FURNISHINGS-1.42%
Sealy Mattress Co., Series 144A, 9.875%,
  due 12/15/07++                                            $   75,000       $75,000
Simmons Co., Series B, 10.250%,
  due 03/15/09                                                 120,000       121,200
                                                                         -----------
                                                                             196,200
                                                                         -----------
INTERNET SERVICES-0.12%
Exodus Communications, Inc., 11.250%,
  due 07/01/08+                                                 40,000         7,200
Exodus Communications, Inc., 11.625%,
  due 07/15/10+                                                 30,000         5,400
PSINet, Inc., 11.500%, due 11/01/08+                            10,000           750
PSINet, Inc., 11.000%, due 08/01/09+                            50,000         3,750
                                                                         -----------
                                                                              17,100
                                                                         -----------
LODGING-0.79%
HMH Properties, Inc., Series C,
  8.450%, due 12/01/08                                         115,000       109,250
                                                                         -----------

MACHINERY-3.18%
Agco Corp., 9.500%, due 05/01/08                               130,000       135,850
Columbus McKinnon Corp., 8.500%,
  due 04/01/08                                                  90,000        83,700
Manitowoc Co., Inc., 10.375%,
  due 05/15/11                                                  45,000        40,468
Numatics, Inc., Series B, 9.625%,
  due 04/01/08                                                  35,000        12,250
Terex Corp., 10.375%,
  due 04/01/11                                                 150,000       156,000
Thermadyne Holdings Corp., 9.875%,
  due 06/01/08+                                                 30,000        11,250
Thermadyne Holdings Corp.,
  Zero Coupon, Step-up, due 06/01/08+                          150,000            75
                                                                         -----------
                                                                             439,593
                                                                         -----------
MANUFACTURING-2.87%
Actuant Corp., 13.000%, due 05/01/09                           120,000       128,400
Blount International, Inc., 7.000%,
  due 06/15/05                                                  30,000        24,750
Blount International, Inc., 13.000%,
  due 08/01/09                                                  10,000         4,600
Dresser, Inc., 9.375%, due 04/15/11                            150,000       153,000
Euramax International, PLC, 11.250%,
  due 10/01/06                                                   5,000         4,775
International Knife & Saw, Inc., 11.375%,
  due 11/15/06+                                                 50,000         1,250
Samsonite Corp., 10.750%, due 06/15/08                         115,000        80,213
                                                                         -----------
                                                                             396,988
                                                                         -----------
MEDICAL PRODUCTS-0.98%
ALARIS Medical Systems, Inc., Series 144A,
  11.625%, due 12/01/06++                                       15,000        16,200
Alliance Imaging, Inc., 10.375%, due 04/15/1                   165,000        68,900
Fisher Scientific International, Inc., 9.000%,
  due 02/01/08                                                  50,000        51,250
                                                                         -----------
                                                                             136,350
                                                                         -----------

MINING & METALS - FERROUS & NONFERROUS-3.90%
AK Steel Holding Corp., 9.125%,
  due 12/15/06                                                  73,000        74,643
Century Aluminum Co., 11.750%,
  due 04/15/08                                                 115,000       119,025
Commonwealth Aluminum Corp.,
  10.750%, due 10/01/06                                         45,000        44,775
Earle M. Jorgensen Co., Series B,
  9.500%, due 04/01/05                                         110,000       105,600
Haynes International, Inc.,
  11.625%, due 09/01/04                                         45,000        20,250
Kaiser Aluminum & Chemical Corp.,
  9.875%, due 02/15/02                                          50,000        49,813
Oxford Automotive, Inc., Series D,
  10.125%, due 06/15/07+                                        15,000         1,950
P & L Coal Holdings Corp.,
  9.625%, due 05/15/08                                         103,000       110,468
WCI Steel, Inc., Series B,
  10.000%, due 12/01/04                                         25,000        13,250
                                                                         -----------
                                                                             539,774
                                                                         -----------
MOTOR VEHICLE MANUFACTURING-1.29%
Navistar International Corp., Series B,
  9.375%, due 06/01/06                                         170,000       178,500
                                                                         -----------

OFFICE EQUIPMENT-0.47%
General Binding Corp., 9.375%,
  due 06/01/08                                                  80,000        64,400
                                                                         -----------

OIL & GAS - DISTRIBUTION & MARKETING-0.25%
Clark R&M, Inc., 8.625%, due 08/15/08                           40,000        34,400
                                                                         -----------

OIL & GAS - INTEGRATED-0.24%
Pioneer Natural Resources Co.,
  9.625%, due 04/01/10                                          30,000        32,857
                                                                         -----------

OIL & GAS PRODUCERS-2.18%
Chesapeake Energy Corp.,
  8.125%, due 04/01/11                                         170,000       164,900
                                                                         -----------
Continental Resources, Inc.,
  10.250%, due 08/01/08                                         25,000        21,375
                                                                         -----------
Forest Oil Corp., Series 144A,
  8.000%, due 12/15/11++                                        25,000        25,000
                                                                         -----------
Grant Prideco, Inc.,
  9.625%, due 12/01/07                                          20,000        19,850
                                                                         -----------
Mission Resources Corp., Series C,
  10.875%, due 04/01/07                                         50,000        45,000
                                                                         -----------
Stone Energy Corp., Series 144A,
  8.250%, due 12/15/11++                                        25,000        25,375
                                                                         -----------
                                                                             301,500
                                                                         -----------

                       See notes to financial statements.

90---------------------------------------------------------------------------------

OIL & GAS SERVICES & EQUIPMENT-0.47%
Sesi, LLC, 8.875%, due 05/15/11                             $   70,000       $65,800
                                                                         -----------

PACKAGING & CONTAINERS-3.92%
Applied Extrusion Technologies, Inc.,
  Series B, 10.750%, due 07/01/11                               40,000        42,600
Ball Corp., 8.250%, due 08/01/08                                60,000        63,300
Gaylord Container Corp., Series B,
  9.375%, due 06/15/07                                          45,000        38,025
Gaylord Container Corp., Series B,
  9.750%, due 06/15/07                                          45,000        38,025
Plastipak Holdings, Inc., Series 144A,
  10.750%, due 09/01/11++                                       35,000        36,750
Huntsman Packaging Corp.,
  13.000%, due 06/01/10                                         20,000        20,100
Riverwood International Corp.,
  10.250%, due 04/01/06                                        125,000       128,750
Riverwood International Corp.,
  10.625%, due 08/01/07                                         70,000        73,500
Silgan Holdings, Inc.,
  9.000%, due 06/01/09                                         100,000       102,000
                                                                         -----------
                                                                             543,050
                                                                         -----------
PUBLISHING & PRINTING-1.52%
Hollinger International Publishing, Inc.,
  9.250%, due 03/15/07                                          50,000        49,563
Liberty Group Operating, Inc.,
  9.375%, due 02/01/08                                          20,000        13,800
Primedia, Inc., 8.875%, due 05/15/11                            85,000        76,500
TransWestern Publishing Co., Series F,
  9.625%, due 11/15/07                                          20,000        20,500
World Color Press, Inc., 8.375%, due 11/15/08                   25,000        25,127
World Color Press, Inc., 7.750%, due 02/15/09                   25,000        24,517
                                                                         -----------
                                                                             210,007
                                                                         -----------
RETAIL STORES-2.25%
Duane Reade, Inc., 9.250%, due 02/15/08                         50,000        50,500
Finlay Fine Jewelery Corp.,
  8.375%, due 05/01/08                                         110,000        98,450
Finlay Enterprises, Inc.,
  9.000%, due 05/01/08                                          10,000         8,900
Gap, Inc., The, Series 144A,
  8.800%, due 12/15/08++                                        85,000        74,373
Kmart Corp., 7.750%, due 10/01/12                              125,000        79,116
                                                                         -----------
                                                                             311,339
                                                                         -----------
TELECOMMUNICATIONS - EQUIPMENT & SERVICES-1.32%
American Tower Corp.,
  9.375%, due 02/01/09                                          95,000        76,475
ITC DeltaCom, Inc.,
  9.750%, due 11/15/08                                          95,000        35,150
Spectrasite Holdings, Inc.,
  Zero Coupon, Step-up, due 07/15/08                            25,000         7,750
Spectrasite Holdings, Inc.,
  Zero Coupon, Step-up, due 04/15/09                           205,000        53,300
Spectrasite Holdings, Inc., Series B,
  10.750%, due 03/15/10                                         20,000         9,800
                                                                         -----------
                                                                             182,475
                                                                         -----------
TELECOMMUNICATIONS - INTEGRATED-1.57%
Adelphia Business Solutions, Inc.,
  12.000%, due 11/01/07                                        55,000            550
Global Crossing Holdings, Ltd.,
  8.700%, due 08/01/07                                        120,000         10,800
NEXTLINK Communications, Inc.,
  9.625%, due 10/01/07                                         30,000          3,600
NEXTLINK Communications, Inc.,
  10.750%, due 06/01/09                                        55,000          6,875
NTL, Inc., Series B, Zero Coupon,
  Step-up, due 04/01/08                                        30,000          8,400
NTL Communications Corp., Series B,
  Zero Coupon, Step-up, due 10/01/08                          225,000         56,250
SBA Communications Corp.,
Zero Coupon, Step-up, due 03/01/08                            175,000        131,250
                                                                         -----------
                                                                             217,725
                                                                         -----------
TELECOMMUNICATIONS - WIRELESS-7.62%
Alamosa PCS Holdings, Inc.,
  Zero Coupon, Step-up, due 02/15/10                          175,000        108,500
American Cellular Corp.,
  9.500%, due 10/15/09                                        200,000        194,000
AT&T Wireless Group,
  7.875%, due 03/01/11                                         75,000         80,176
Centennial Cellular Corp.,
  10.750%, due 12/15/08                                        95,000         79,800
Crown Castle International Corp.,
  10.750%, due 08/01/11                                        90,000         87,975
McCaw International, Ltd.,
  13.000%, due 04/15/07                                        45,000          2,250
Nextel Communications, Inc.,
  Zero Coupon, Step-up, due 10/31/07                           50,000         35,750
Nextel Communications, Inc.,
  Zero Coupon, Step-up, due 02/15/08                          160,000        110,000
Nextel Communications, Inc.,
  Zero Coupon, Step-up, due 04/15/08                           35,000          1,750
Nextel Communications, Inc.,
  9.500%, due 02/01/11                                        120,000         93,600
Nextel Partners, Inc., Series 144A,
  12.500%, due 11/15/09++                                     30,000         26,250
Rural Cellular Corp., Series B,
  9.625%, due 05/15/08                                         80,000         82,400
Triton PCS, Inc., Zero Coupon,
  Step-up, due 05/01/08                                        30,000         27,150
Triton PCS, Inc., Series 144A,
  8.750%, due 11/15/11++                                      55,000         55,000
VoiceStream Wireless Corp.,
  10.375%, due 11/15/09                                        17,000         19,295
Western Wireless Corp.,
  10.500%, due 02/01/07                                        50,000         51,500
                                                                         -----------
                                                                           1,055,396
                                                                         -----------

                       See notes to financial statements.

---------------------------------------------------------------------------------91

TELECOMMUNICATIONS - WIRELINE-2.67%
Allegiance Telecom, Inc., Series B,
  Zero Coupon, Step-up, due 02/15/08                       $   40,000        $17,600
Allegiance Telecom, Inc.,
  12.875%, due 05/15/08                                        50,000         37,000
Echostar Broadband Corp.,
  10.375%, due 10/01/07                                       120,000        125,700
Focal Communications Corp.,
  11.875%, due 01/15/10                                        20,000          8,200
MJD Communications, Inc., Series B,
  9.500%, due 05/01/08                                         45,000         38,250
TeleCorp PCS, Inc.,
  10.625%, due 07/15/10                                        40,000         46,400
Time Warner Telecom, LLC,
  9.750%, due 07/15/08                                        120,000         96,300
                                                                         -----------
                                                                             369,450
                                                                         -----------
TEXTILES & APPAREL-0.74%
J. Crew Operating Corp.,
  10.375%, due 10/15/07                                        55,000         45,100
Westpoint Stevens, Inc.,
  7.875%, due 06/15/08                                        185,000         57,350
                                                                         -----------
                                                                             102,450
                                                                         -----------
TRANSPORTATION-0.65%
GulfMark Offshore, Inc.,
  8.750%, due 06/01/08                                         95,000         90,250
                                                                         -----------

UTILITIES - ELECTRIC & GAS-0.70%
AES Corp., 8.875%, due 02/15/11                               110,000         96,800
                                                                         -----------

WHOLESALE DISTRIBUTOR-1.28%
United Stationers Supply Co.,
  8.375%, due 04/15/08                                        175,000        176,531
                                                                         -----------

TOTAL CORPORATE BONDS
(Cost $14,537,632)                                                        13,342,363
                                                                         -----------

FOREIGN BONDS--7.02%

BEVERAGES-0.10%
Fage Dairy Industries, SA,
  9.000%, due 02/01/07                                         15,000         14,250
                                                                         -----------

BROADCASTING-1.99%
Callahan Nordrhein-Westfalen,
  14.000%, due 07/15/10                                       185,000        122,100
Ekabel Hessen GMBH,
  14.500%, due 09/01/10                                        80,000         37,600
Telewest Communications, PLC,
  9.625%, due 10/01/06                                         45,000         30,825
Telewest Communications, PLC,
  11.000%, Step-up, due 10/01/07                               25,000         18,000
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 04/15/09                           65,000         28,681
Telewest Communications, PLC,
  9.875%, due 02/01/10                                         10,000          7,000
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 02/01/10                           50,000         19,250
United Pan-Europe Communications, NV,
  Series B, 10.875%, due 08/01/09                                                 50,000          6,500
United Pan-Europe Communications, NV,
  Series B, 11.250%, due 02/01/10                              20,000          2,600
United Pan-Europe Communications, NV,
  Series B, 13.750%, due 02/01/10                              30,000          2,400
                                                                         -----------
                                                                             274,956
                                                                         -----------
CHEMICALS- 0.06%
PCI Chemicals Canada, Inc., 9.250%, due 10/15/07+              20,000          8,400
                                                                         -----------

ELECTRONIC COMPONENTS-0.38%
Flextronics International, Ltd.,
  9.875%, due 07/01/10                                         50,000         52,500

FINANCIAL SERVICES-0.75%
Ono Finance, PLC, 13.000%, due 05/01/09                       105,000         79,669
Ono Finance, PLC, 14.000%, due 02/15/11                        30,000         23,663
                                                                         -----------
                                                                             103,332
                                                                         -----------
INSURANCE-0.60%
Willis Corroon Corp., 9.000%, due 02/01/09                     80,000         83,200

LODGING-0.36%
Prime Hospitality Corp., Series B,
  9.750%, due 04/01/07                                         50,000         50,375

MINING & METALS - FERROUS & NONFERROUS-0.25%
Russel Metals, Inc., UNIT,
  10.000%, due 06/01/09                                        35,000         34,825

OIL & GAS PRODUCERS-0.09%
Ocean Rig Norway, ASA,
  10.250%, due 06/01/08                                        15,000         13,050

PUBLISHING & PRINTING-0.54%
Canwest Media, Inc., 10.625%, due 05/15/11                     15,000         15,956
Quebecor Media, Inc., 11.125%, due 07/15/11                    55,000         58,713
                                                                         -----------
                                                                              74,669
                                                                         -----------

TELECOMMUNICATIONS - EQUIPMENT &
Services-0.23%
Energis, PLC, 9.750%, due 06/15/09                             40,000         31,600
                                                                         -----------

                       See notes to financial statements.

92---------------------------------------------------------------------------------

TELECOMMUNICATIONS - INTEGRATED-0.09%
Jazztel, PLC, 14.000%, due 04/01/09                        $   25,000    $    12,625
                                                                         -----------

TELECOMMUNICATIONS - WIRELESS-0.51%
Dolphin Telecom, PLC, Zero Coupon,
  Step-up, due 06/01/08+                                      100,000             10
Dolphin Telecom, PLC, Series B,
  Zero Coupon, Step-up, due 05/15/09+                          25,000              3
Millicom International Cellular, SA,
  Zero Coupon, Step-up, due 06/01/06                           60,000         39,600
PTC International Finance II,
  SA, 11.250%, due 02/01/09                                    30,000         30,000
                                                                         -----------
                                                                              69,613
                                                                         -----------
TELECOMMUNICATIONS-WIRELINE-1.07%

360networks, Inc., 12.000%, due 08/01/09+                      40,000             50
Colt Telecom Group, PLC, Zero Coupon,
  Step-up, due 12/15/06                                        90,000         79,200
Comple Tel Europe, NV, Series B,
  Zero Coupon, Step-up, due 02/15/09                           35,000          3,850
Esprit Telecom Group, PLC, 10.875%,
  due 06/15/08+                                                15,000             38
GT Group Telecom, Inc., Zero Coupon,
  Step-up, due 02/01/10                                       100,000         13,000
Hermes Europe Railtel, BV,
  10.375%, due 01/15/09+                                       15,000          1,350
MetroNet Communications Corp.,
  Zero Coupon, Step-up, due 11/01/07                           25,000         15,851
Tele1 Europe, BV, 13.000%, due 05/15/09                       100,000         36,000
                                                                         -----------
                                                                             149,339
                                                                         -----------
TOTAL FOREIGN BONDS
  (Cost $1,529,440)                                                            972,734
                                                                         -----------
SHORT-TERM OBLIGATIONS--3.53%
GOVERNMENT AGENCY-3.53%
Federal Home Loan Mortgage Corp.,
1.490%, due 01/02/02                                          489,000        488,980
                                                                         -----------

TOTAL SHORT-TERM OBLIGATIONS
  (Cost $488,980)                                                            488,980
                                                                         -----------

TOTAL INVESTMENTS
  (Cost $16,800,006)                                          108.13%     14,968,049
Other assets, less liabilities                                 (8.13)     (1,125,279)
                                                               -----     -----------

TOTAL NET ASSETS                                              100.00%    $13,842,770
                                                              ======     ===========

+  Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At December 31, 2001, the market value of the 144A securities was $638,253 or 4.61% of net assets.

[section]  Fair valued security (See Note B).

                       See notes to financial statements.

-----------------------------------------------------------------------------93

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

Short-Term Obligations                  97.76%
Government & Agency Obligations          2.24%


--------------------------------------------------------------------------------
                               NUMBER OF HOLDINGS
--------------------------------------------------------------------------------

                                       32


                                                                     PERCENT OF
PORTFOLIO QUALITY                                                    PORTFOLIO++
--------------------------------------------------------------------------------
AAA                                                                   100.00%
7 Day Effective yield                                                   1.59%
Dollar Weighted
  Average Maturity                                                    48 days

                          ++Represents market value of
                             investments plus cash.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                        MONEY
                                                                        MARKET
1 YEAR                                                                  3.77%
5 Year                                                                  4.79%
10 Year                                                                 4.21%
INCEPTION                                                               4.94%


                                 INCEPTION DATE
                                 AUGUST 1, 1985

Past performance is not indicative of future results. Shares of the portfolio are offered through the variable products of Jefferson Pilot Financial and its affiliates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.


--------------------------------------------------------------------------------

                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company
                                (Since 08/28/97)

                                TERRI A. VITTOZZI

                     - Joined MFS in 1992
                     - M.B.A. from Bentley College
                     - Bachelors degree from Babson College

                       INVESTMENT OBJECTIVE AND STRATEGY

           To achieve the highest possible current income, consistent with preservation of capital and maintenance of liquidity.

                           NET ASSETS AS OF 12/31/01
                                  $65,665,740

--------------------------------------------------------------------------------

     For the twelve months ended December 31, 2001, the JPVF Money Market Portfolio provided a total return of 3.77%. This return includes the reinvestment of any distributions and compares to a 3.44% return for the average money market portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance.

     In an environment of slower economic activity, declining capital spending, a weak global economy, and a war in Afghanistan the Federal Reserve Board embarked on one of the most aggressive rate cutting campaigns in history. All told, the fed funds rate was reduced from 6.50% at the beginning of 2001 to 1.75% at the end of December, a 40-year low.

     Through the first half of the period, we lengthened the average maturity to the 35 to 40 day area. By doing so, we captured higher yields in a declining interest-rate environment. This approach proved beneficial. By early summer, though, we had let the average maturity decline to a more neutral level because we felt that there was a great deal of monetary and fiscal stimulus in the pipeline, and short-term yields were unlikely to decline as much as the market expected. Of course, the tragedies of September 11 altered our outlook, leading us to believe that rates would be on the decline for the foreseeable future. As a result, we increased the average maturity again.

     We continue to limit the Portfolio's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 2001, approximately 35% of the Portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.


94------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (A)

                                               YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                DECEMBER           DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                                31, 2001           31, 2000          31, 1999          31, 1998          31, 1997


Net asset value, beginning of period             $ 10.92            $ 10.85           $ 10.37           $ 10.23           $ 10.25

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.09               0.64              0.44              0.35              0.52
  Net gains and losses on securities
    (both realized and unrealized)                  0.31              (0.03)             0.04              0.14             (0.02)
                                                 -------            -------           -------           -------           -------

  Total from investment operations                  0.40               0.61              0.48              0.49              0.50

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income             (0.34)             (0.54)                              (0.35)            (0.52)
  Dividends in excess of net
    investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                                 -------            -------           -------           -------           -------

  Total distributions                              (0.34)             (0.54)             0.00             (0.35)            (0.52)

Net asset value, end of period                   $ 10.98            $ 10.92           $ 10.85           $ 10.37           $ 10.23
                                                 =======            =======           =======           =======           =======

Total Return (B)                                    3.77%              5.90%             4.57%             4.86%             4.86%

Ratios to Average Net Assets:
  Expenses                                          0.59%              0.57%             0.60%             0.64%             0.60%
  Net investment income                             3.32%              5.74%             4.46%             4.74%             4.74%

Portfolio Turnover Rate (C)                           N/A                N/A               N/A               N/A               N/A

Net Assets, At End of Period                 $ 65,665,740       $ 30,304,739      $ 36,381,953      $ 24,416,645       $ 9,435,454

--------------------------------------------------------------------------------
(A)  Per share information is based on average shares outstanding.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

                       See notes to financial statements.

------------------------------------------------------------------------------95

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2001

GOVERNMENT & AGENCY OBLIGATIONS--2.24%

COMPANY                                      PRINCIPAL VALUE        MARKET VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCY-2.24%
Fannie Mae, 2.550%, due 11/05/02                $  1,470,000        $  1,470,614
                                                                     -----------

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $1,470,000)                                                    1,470,614
                                                                     -----------

  SHORT-TERM OBLIGATIONS--97.80%

AGRICULTURAL OPERATIONS-3.04%
Archer-Daniels-Midland Co., 2.300%,
  due 01/25/02                                     1,000,000             998,467
Archer-Daniels-Midland Co., 2.850%,
  due 02/08/02                                     1,000,000             996,992
                                                                     -----------
                                                                       1,995,459
                                                                     -----------
BEVERAGES-1.83%
Coca Cola Co., The, 2.250%,
due 01/18/02                                       1,200,000           1,198,725
                                                                     -----------

COMPUTER EQUIPMENT & SERVICES-1.52%
Hewlett-Packard Co., 2.500%,
  due 01/07/02                                     1,000,000             999,583
                                                                     -----------

COSMETICS & PERSONAL CARE-1.52%
Gillette Co., The, 2.290%, due 04/02/02            1,000,000             995,400
                                                                     -----------

FINANCIAL SERVICES-19.89%
American Express Credit Corp., 1.770%,
  due 01/02/02                                       640,000             639,969
American Express Credit Corp., 2.210%,
  due 01/25/02                                     2,000,000           1,997,053
General Electric Capital Corp., 1.820%,
  due 01/02/02                                       550,000             549,972
General Electric Capital Corp., 2.270%,
  due 03/13/02                                     1,000,000             996,400
General Electric Capital Corp., 2.450%,
  due 03/18/02                                     1,100,000           1,095,765
Goldman Sachs Group, Inc., 2.400%,
  due 04/11/02                                       700,000             696,465
Goldman Sachs Group, Inc., 2.400%,
  due 04/12/02                                     1,000,000             994,900
J.P. Morgan Chase & Co., 2.300%,
  due 01/15/02                                     1,500,000           1,498,658
Morgan Stanley Dean Witter & Co.,
  2.350%, due 01/11/02                             1,000,000             999,354
Morgan Stanley Dean Witter & Co.,
  1.830%, due 02/15/02                             1,600,000           1,596,340
Verizon Network Funding Corp., 2.300%,
  due 01/14/02                                     2,000,000           1,998,339
                                                                     -----------
                                                                      13,063,215
                                                                     -----------

  SHORT-TERM OBLIGATIONS--CONTINUED

GOVERNMENT AGENCY-63.16%
Fannie Mae, 1.740%, due 01/18/02                $ 15,000,000        $ 14,987,676
Fannie Mae, 2.170%,due 01/24/02                    2,000,000           1,997,228
Fannie Mae, 2.380%, due 03/14/02                   2,000,000           1,993,294
Fannie Mae, 3.330%, due 08/23/02                     500,000             493,981
Federal Home Loan Bank, 1.430%,
  due 01/02/02                                     7,574,000           7,573,699
Federal Home Loan Bank, 1.740%,
  due 03/15/02                                     5,000,000           4,983,000
Federal Home Loan Bank, 2.190%,
  due 04/10/02                                     2,000,000           1,990,526
Freddie Mac, 2.270%, due 01/10/02                  1,490,000           1,489,154
Freddie Mac, 3.350%, due 02/28/02                  2,000,000           1,994,616
Freddie Mac, 1.810%, due 03/07/02                  2,000,000           1,993,956
Freddie Mac, 3.550%, due 07/18/02                  2,000,000           1,980,300
                                                                     -----------
                                                                      41,477,430
                                                                     -----------
MANUFACTURING-1.52%
Minnesota Mining & Manufacturing Co.,
  2.310%, due 01/07/02                             1,000,000             999,615
                                                                     -----------
MULTIMEDIA-1.52%
McGraw-Hill Companies, Inc., The,
2.080%, due 04/02/02                               1,000,000             995,400
                                                                     -----------

PUBLISHING & PRINTING-3.80%
Tribune Co., 2.320%, due 01/18/02                  1,500,000           1,498,357
Tribune Co., 2.050%, due 02/13/02                  1,000,000             997,551
                                                                     -----------
                                                                       2,495,908
                                                                     -----------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $64,177,799)                                                    64,220,735
                                                                     -----------
TOTAL INVESTMENTS
 (Cost $65,647,799)                                  100.04%          65,691,349
Other assets, less liabilities                        (0.04)             (25,609)
                                                     -------         -----------

TOTAL NET ASSETS                                     100.00%        $ 65,665,740
                                                     =======        ============

                      See notes to financial statements.

96------------------------------------------------------------------------------

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 2001


                                                                                                           GLOBAL
                                                             EMERGING        MID-CAP       CAPITAL          HARD        SMALL
                                                GROWTH       GROWTH          GROWTH        GROWTH          ASSETS      COMPANY
                                              PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at cost                         $ 44,686,533  $ 122,181,967  $   9,766,801  $ 236,069,067  $  3,931,580  $ 78,951,860
                                             ============  =============  =============  =============  ============  ============

Investments, at market value
 (Notes B and C)                             $ 48,649,748  $ 120,855,525  $  11,025,443  $ 251,271,013  $  3,954,185  $ 75,777,198
Cash                                              859,072        112,154        829,850     11,975,133       493,066     2,814,520
Foreign Currency (Cost $15,296; $26,269;
  $12,791;  $98,828; $95,138; $39,973;
  and $4,953; respectively)                                       15,329                                      26,073
Accrued investment income                          12,097         46,346          1,385         84,129         9,063        11,140
Receivable for portfolio securities sold          391,979      7,109,687        161,974                      135,521
Receivable for foreign currency contracts
Other assets                                                                                                   1,268
                                             ------------  -------------  -------------  -------------  ------------  ------------
  TOTAL ASSETS                                 49,912,896    128,139,041     12,018,652    263,330,275     4,619,176    78,602,858

LIABILITIES

Amounts owed to banks
Dividends payable
Payable for portfolio securities purchased        289,796      7,384,571        420,569                      389,152
Payable for foreign currency contracts
Accrued investment advisory fees (Note D)          32,026         81,185          8,443        220,342         2,688        48,790
Accrued custody fees                                4,045          6,000          1,992            317           404         2,028
Accrued expenses                                    3,162          8,279          1,556         16,895           950         8,279
Payable for daily variation on futures
  contracts
Other Liabilities                                                                                              1,268
                                             ------------  -------------  -------------  -------------  ------------ --------------
  TOTAL LIABILITIES                               329,029      7,480,035        432,560        237,554       394,462        59,097

NET ASSETS                                   $ 49,583,867  $ 120,659,006  $  11,586,092  $ 263,092,721  $  4,224,714  $ 78,543,761
                                             ============  =============  =============  =============  ============  ============

NET ASSETS CONSIST OF:


Par value                                    $     38,730  $      81,965  $      13,499  $     117,096  $      5,087  $     57,068
Capital paid in                                74,789,695    168,323,337     12,898,310    269,735,082     8,250,443    92,865,017
Undistributed net investment income (loss)                                                                    40,045         8,595
Accumulated net realized gain (loss)          (29,207,773)   (46,419,908)    (2,584,359)   (21,961,403)   (4,093,269)  (11,212,257)
Net unrealized gain (loss) on investments       3,963,215     (1,326,442)     1,258,642     15,201,946        22,605    (3,174,662)
Net unrealized gain on future contracts
Net unrealized gain (loss) on translation
   of assets and liabilities in foreign
   currency                                                           54                                        (197)
                                             ------------  -------------  -------------  -------------  ------------  ------------
NET ASSETS                                   $ 49,583,867  $ 120,659,006  $  11,586,092  $ 263,092,721  $  4,224,714  $ 78,543,761
                                             ============  =============  =============  =============  ============  ============
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000
  shares authorized)                            3,872,986      8,196,544      1,349,860     11,709,654       508,655     5,706,777
                                             ============  =============  =============  =============  ============   ===========
Net asset value, offering & redemption
 price per share                             $      12.80  $       14.72  $        8.58  $       22.47  $       8.31   $     13.76
                                             ============  =============  =============  =============  ============   ===========

                       See notes to financial statements.

98------------------------------------------------------------------------------

                                                                                                                         INTER-
                                                            MID-CAP        S&P 500       SMALL-CAP                      NATIONAL
                                                             VALUE          INDEX          VALUE           VALUE         EQUITY
                                                           PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------- -----------
ASSETS

Investments, at cost                                     $ 19,150,752   $ 219,740,173  $ 15,582,429   $  77,473,959   $ 34,510,461
                                                         =============  =============  =============  ============    ============

Investments, at market value (Notes B and C)             $ 19,943,884   $ 182,817,187  $ 16,387,618   $  87,760,774   $ 31,142,202
Cash                                                          738,750       5,585,823     2,829,164       8,310,865        895,521
Foreign Currency (Cost $15,296; $26,269; $12,791;
  $98,828; $95,138; $39,973; and $4,953; respectively)         12,669                                                       99,310
Accrued investment income                                      20,123         193,883        10,499         102,900         69,724
Receivable for portfolio securities sold                                      550,000        12,757
Receivable for foreign currency contracts                          35
Other assets
                                                         -------------  -------------  ------------    ------------   -----------
  TOTAL ASSETS                                             20,715,461     189,146,893    19,240,038      96,174,539     32,206,757

LIABILITIES

Amounts owed to banks
Dividends payable                                                                          106,039
Payable for portfolio securities purchased                    224,263                    1,171,131
Payable for foreign currency contracts
Accrued investment advisory fees (Note D)                      16,466          37,687        16,468          59,932         28,161
Accrued custody fees                                            1,660                         1,028             279          1,754
Accrued expenses                                                1,891           6,281         1,497          10,458          3,937
Payable for daily variation on futures contracts                               56,615
Other Liabilities
                                                         -------------  -------------  ------------    ------------   -----------
 TOTAL LIABILITIES                                            244,280         100,583     1,296,163          70,669         33,852

NET ASSETS                                               $ 20,471,181   $ 189,046,310  $ 17,943,875   $  96,103,870   $ 32,172,905
                                                         =============  =============  =============  ============    ============

NET ASSETS CONSIST OF:
Par value                                                $     20,629   $     237,215  $     16,207   $      49,241   $     36,575
Capital paid in                                            19,980,707     230,004,111    17,089,659      86,087,215     46,031,545
Undistributed net investment income (loss)                    918,408       1,666,257        (4,775)      1,777,740
Accumulated net realized gain (loss)                         (325,670)     (6,221,630)       31,883      (1,122,567)   (10,527,240)
Net unrealized gain (loss) on investments                     793,132     (36,922,986)      805,189      10,286,815     (3,368,259)
Net unrealized gain on future contracts                                        17,013
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency                     (143)                                                         284
                                                         -------------  -------------  -------------  -------------   ------------

NET ASSETS                                               $ 20,471,181   $ 189,046,310   17,943,8750   $  96,103,870   $ 32,172,905
                                                         =============  =============  =============  =============   ============
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000
  shares authorized)                                        2,062,923      23,721,531     1,620,667       4,924,097      3,657,467
                                                         =============  =============  =============  =============   ============
Net asset value, offering & redemption
 price per share                                         $       9.92   $        7.97  $      11.07   $      19.52    $       8.80
                                                         =============  =============  =============  ============    ============
                                                             WORLD                        HIGH
                                                            GROWTH                        YIELD           MONEY
                                                             STOCK        BALANCED        BOND           MARKET
                                                           PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at cost                                     $ 109,941,162  $  59,129,537  $ 16,800,006   $ 65,647,799
                                                         =============  =============  =============  ============

Investments, at market value (Notes B and C)             $ 116,636,282  $  60,044,868  $ 14,968,049   $ 65,691,349
Cash                                                         1,955,059      5,240,439       202,247
Foreign Currency (Cost $15,296; $26,269; $12,791;
  $98,828; $95,138; $39,973; and $4,953; respectively)          94,143         41,558         4,891
Accrued investment income                                      300,595        402,469       360,203          5,841
Receivable for portfolio securities sold                                      72,917         293,000    10,066,955
Receivable for foreign currency contracts
Other assets
  TOTAL ASSETS                                             118,986,079     65,802,251    15,828,390     75,764,145

LIABILITIES

Amounts owed to banks                                                                                      357,594
Dividends payable                                                                         1,478,561
Payable for portfolio securities purchased                                                  488,959       9,701,156
Payable for foreign currency contracts                                                          168
Accrued investment advisory fees (Note D)                       75,093        42,265         10,511         28,352
Accrued custody fees                                             1,090         1,308            852
Accrued expenses                                                12,272         9,404          6,113         10,451
Payable for daily variation on futures contracts
Other Liabilities
                                                         -------------  -------------  -------------  ------------
  TOTAL LIABILITIES                                             90,502        52,759      1,985,620     10,098,405

NET ASSETS                                               $ 118,895,577  $ 65,749,492   $ 13,842,770   $ 65,665,740
                                                         =============  =============  =============  ============
NET ASSETS CONSIST OF:

Par value                                                $      58,219  $     53,283   $     19,243   $     59,804
Capital paid in                                            112,984,204    66,772,169     18,019,453     63,784,766
Undistributed net investment income (loss)
Accumulated net realized gain (loss)                        (1,749,879)   (3,659,146)    (2,358,965)          (120)
Net unrealized gain (loss) on investments                    6,695,120       915,331     (1,831,957)        43,550
Net unrealized gain on future contracts
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency                  (10,495)         1,598           (229)
                                                         -------------  -------------  -------------  ------------
NET ASSETS                                               $ 118,895,577  $ 65,749,492   $ 13,842,770   $ 65,665,740
                                                         =============  =============  =============  ============
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000 shares authorized)         5,821,927     5,328,306      1,924,246      5,980,452
                                                         =============  =============  =============  ============
Net asset value, offering & redemption
 price per share                                         $       20.42  $      12.34   $       7.19   $      10.98
                                                         =============  =============  =============  ============

------------------------------------------------------------------------------99

--------------------------------------------------------------------------------
                      JEFFERSON PILOT VARIABLE FUND, INC
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                           GLOBAL
                                                      EMERGING          MID-CAP            CAPITAL          HARD            SMALL
                                       GROWTH          GROWTH           GROWTH             GROWTH          ASSETS          COMPANY
                                      PORTFOLIO       PORTFOLIO       PORTFOLIO (A)       PORTFOLIO       PORTFOLIO       PORTFOLIO

INVESTMENT INCOME

Income:
  Interest                        $     117,125   $     400,144     $      5,851      $     207,542      $   14,782    $     56,372
  Dividends                             178,765         546,001           10,508          1,574,988          91,970         111,506
  Foreign taxes withheld                   (100)         (3,762)                            (22,467)         (3,683)
                                  -------------   -------------     ------------      -------------      ----------    ------------
    Total investment income             295,790         942,383           16,359          1,760,063         103,069         167,878
                                  -------------   -------------     ------------      -------------      ----------    ------------
Expenses:
  Advisory fees (Note D)                426,339       1,045,951           58,778          2,889,816          35,118         565,062
  Custodian fees                         24,178          74,775           13,852              3,557           5,892          24,513
  Shareholder reports                    22,748          52,305            2,746            117,505           1,889          30,391
  Professional fees                       8,626          19,706              783             43,987             697          11,149
  Insurance expense                         341             782               36              1,757              28             447
  Directors fees                          1,246           2,865              155              6,439             104           1,671
  Security valuation                      6,018          12,575            3,837              2,277           5,209          10,405
  Miscellaneous expenses                  3,003           6,897              319             15,481             246           3,941
                                  -------------   -------------     ------------      -------------      ----------    ------------

    Gross expenses                      492,499       1,215,856           80,506          3,080,819          49,183         647,579
    Expenses paid by JPIA
      (Note D)
                                  -------------   -------------     ------------      -------------      ----------    ------------

    Total net expenses                  492,499       1,215,856           80,506          3,080,819          49,183         647,579

    Net investment income (loss)       (196,709)       (273,473)         (64,147)        (1,320,756)         53,886        (479,701)
                                  -------------   -------------     ------------      -------------      ----------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on
  investments                       (26,832,126)    (43,283,837)      (2,584,359)       (21,951,304)        (72,408)     (3,836,655)
Net realized loss on futures
  contracts
Net realized loss from foreign
  currency transactions                                 (38,290)                                               (869)
Net unrealized gain (loss) on
  investments                           133,983     (20,091,663)       1,258,642        (66,413,401)       (609,457)     (2,386,000)
Net unrealized gain on futures
  contracts
Net unrealized gain (loss)
  on translation of assets
  and liabilities in
  foreign currency                                        1,702                                                (420)
                                  -------------   -------------     ------------      -------------      ----------    ------------

  Net realized and unrealized
    gain (loss) on investments
    and foreign currency            (26,698,143)    (63,412,088)      (1,325,717)       (88,364,705)       (683,154)     (6,222,655)
                                  -------------   -------------     ------------      -------------      ----------    ------------
Net increase (decrease) in
  net assets resulting from
  operations                      $ (26,894,852)  $ (63,685,561)    $ (1,389,864)     $ (89,685,461)     $ (629,268)   $ (6,702,356)
                                  =============   =============     ============      =============      ==========    ============

(A) Commencement of operations, May 1, 2001.

--------------------------------------------------------------------------------

                       See notes to financial statements.

100-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      JEFFERSON PILOT VARIABLE FUND, INC
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                 MID-CAP             S&P 500        SMALL-CAP                          INTERNATIONAL
                                                  VALUE               INDEX           VALUE               VALUE           EQUITY
                                                PORTFOLIO (A)       PORTFOLIO       PORTFOLIO (A)       PORTFOLIO        PORTFOLIO

INVESTMENT INCOME

Income:
  Interest                                       $   6,527      $     208,162        $   8,409        $   163,139    $      59,435
  Dividends                                        108,549          2,232,849           72,466          1,400,743          501,176
  Foreign taxes withheld                            (1,579)           (10,347)                             (6,584)         (65,026)
                                                 ---------      -------------        ---------        -----------    -------------
    Total investment income                        113,497          2,430,664           80,875          1,557,298          495,585
                                                 ---------      -------------        ---------        -----------    -------------
Expenses:
  Advisory fees (Note D)                            91,155            426,181           78,077            685,846          365,806
  Custodian fees                                    11,062             37,388            6,832              4,058           29,396
  Shareholder reports                                3,683             71,905            2,546             37,093           14,703
  Professional fees                                  1,052             24,159              728             13,450            5,518
  Insurance expense                                     47              2,850               32                542              220
  Directors fees                                       208              3,959              144              2,043              805
  Security valuation                                 2,758             25,564            2,389              3,444            5,704
  Miscellaneous expenses                               416             25,119              282              4,776            1,936
                                                 ---------      -------------        ---------        -----------    -------------


    Gross expenses                                 110,381            617,125           91,030            751,252          424,088
    Expenses paid by JPIA (Note D)                                   (119,914)
                                                 ---------      -------------        ---------        -----------    -------------

    Total net expenses                             110,381            497,211           91,030            751,252          424,088

    Net investment income (loss)                     3,116          1,933,453          (10,155)           806,046           71,497
                                                 ---------      -------------        ---------        -----------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments           (329,228)        (1,675,464)         149,014           (823,358)      (9,744,397)
Net realized loss on futures contracts                             (4,022,949)
Net realized loss from foreign currency
  transactions                                      (1,216)                                                               (156,965)
Net unrealized gain (loss) on investments          793,132        (20,092,188)         805,189          1,203,940         (238,870)
Net unrealized gain on futures contracts                              157,763
Net unrealized gain (loss) on translation
  of assets and liabilities in foreign
  currency                                            (143)                                                                 51,518
                                                 ---------      -------------        ---------        -----------    -------------


  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                       462,545        (25,632,838)         954,203            380,582      (10,088,714)
                                                 ---------      -------------        ---------        -----------    -------------


Net increase (decrease) in net
  assets resulting from operations               $ 465,661      $ (23,699,385)       $ 944,048        $ 1,186,628    $ (10,017,217)
                                                 =========      =============        =========        ===========    =============


                                                   WORLD                                 HIGH
                                                   GROWTH                                YIELD             MONEY
                                                   STOCK             BALANCED            BOND              MARKET
                                                  PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO

INVESTMENT INCOME

Income:
  Interest                                       $ 102,598        $ 1,836,268       $ 1,661,909        $ 2,104,003
  Dividends                                      2,710,613            407,584            10,943
  Foreign taxes withheld                          (259,357)            (2,036)
                                              ------------       ------------       -----------        -----------
    Total investment income                      2,553,854          2,241,816         1,672,852          2,104,003
                                              ------------       ------------       -----------        -----------

Expenses:
  Advisory fees (Note D)                           929,492            495,351           129,246            270,338
  Custodian fees                                    42,964             14,904            16,939             10,948
  Shareholder reports                               50,038             26,827             7,023             22,480
  Professional fees                                 18,397              9,689             2,555              7,733
  Insurance expense                                    737                391               103                314
  Directors fees                                     2,751              1,478               386              1,247
  Security valuation                                13,631             12,066            33,354                478
  Miscellaneous expenses                             6,499              3,447               910              2,764
                                              ------------       ------------       -----------        -----------

    Gross expenses                               1,064,509            564,153           190,516            316,302
    Expenses paid by JPIA (Note D)
                                              ------------       ------------       -----------        -----------

    Total net expenses                           1,064,509            564,153           190,516            316,302

    Net investment income (loss)                 1,489,345          1,677,663         1,482,336          1,787,701
                                              ------------       ------------       -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments         (1,715,553)        (3,644,652)       (1,448,932)             1,138
Net realized loss on futures contracts
Net realized loss from foreign currency
  transactions                                    (119,929)            (2,903)           (2,778)
Net unrealized gain (loss) on investments       (8,263,758)          (898,475)          (22,763)            40,881
Net unrealized gain on futures contracts
Net unrealized gain (loss) on translation
  of assets and liabilities in foreign
  currency                                             542              2,227             1,185
                                              ------------       ------------       -----------        -----------

  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (10,098,698)        (4,543,803)       (1,473,288)            42,019
                                              ------------       ------------       -----------        -----------

Net increase (decrease) in net
  assets resulting from operations            $ (8,609,353)      $ (2,866,140)      $     9,048        $ 1,829,720
                                              ============       ============       ===========        ===========

(A) Commencement of operations, May 1, 2001.

--------------------------------------------------------------------------------

                       See notes to financial statements.

-----------------------------------------------------------------------------101

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         EMERGING                   MID-CAP
                                                       GROWTH                             GROWTH                    GROWTH
                                                      PORTFOLIO                          PORTFOLIO                 PORTFOLIO
                                              -------------------------         -------------------------      -----------------
                                                YEAR             YEAR             YEAR             YEAR          PERIOD FROM
                                               ENDED            ENDED            ENDED            ENDED         MAY 1, 2001(A)
                                              DECEMBER         DECEMBER         DECEMBER         DECEMBER          THROUGH
                                              31, 2001         31, 2000         31, 2001         31, 2000      DECEMBER 31, 2001
                                              --------         --------         --------         --------      -----------------
INCREASE (DECREASE) IN NET ASSETS:

Net investment income (loss)               $    (196,709)   $    (165,853)   $    (273,473)   $    (536,970)   $     (64,147)
Net realized gain (loss) on
  security transactions                      (26,832,126)       1,522,861      (43,283,837)      30,347,244       (2,584,359)
Net realized loss from foreign
  currency transactions                                                            (38,290)          (7,284)
Net unrealized gain (loss)
  on investments                                 133,983      (10,688,561)     (20,091,663)     (71,327,651)       1,258,642
Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                                                    1,702           (3,995)
                                           -------------    -------------    -------------    -------------    -------------

Net increase (decrease) in net assets
  resulting from operations                  (26,894,852)      (9,331,553)     (63,685,561)     (41,528,656)      (1,389,864)
Distribution to shareholders from
  net investment income
Distribution to shareholders from
  capital gains                               (3,741,421)      (4,572,296)     (32,554,063)     (18,808,455)
Increase (decrease) in net assets derived
  from shareholder transactions
  (Note E)                                       678,657       49,111,112       40,721,164       47,041,629       12,975,956
                                           -------------    -------------    -------------    -------------    -------------

Net increase (decrease) in net assets        (29,957,616)      35,207,263      (55,518,460)     (13,295,482)      11,586,092

NET ASSETS:
Beginning of Period                           79,541,483       44,334,220      176,177,466      189,472,948                0
                                           -------------    -------------    -------------    -------------    -------------

End of Period                              $  49,583,867    $  79,541,483    $ 120,659,006    $ 176,177,466    $  11,586,092
                                           =============    =============    =============    =============    =============

Undistributed net investment
  income (loss)                            $           0    $       1,557    $           0    $       1,977    $           0
                                           =============    =============    =============    =============    =============



(A) Date of commencement of operations.


                       See notes to financial statements.

102 ----------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       CAPITAL                            GLOBAL
                                                       GROWTH                           HARD ASSETS
                                                      PORTFOLIO                          PORTFOLIO
                                              -------------------------         -------------------------
                                                YEAR             YEAR             YEAR             YEAR
                                               ENDED            ENDED            ENDED            ENDED
                                              DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                              31, 2001         31, 2000         31, 2001         31, 2000
                                              --------         --------         --------         --------

INCREASE (DECREASE) IN NET ASSETS:

Net investment income (loss)               $  (1,320,756)   $  (2,364,438)   $      53,886    $      91,411
Net realized gain (loss) on
  security transactions                      (21,951,304)      22,081,289          (72,408)        (199,770)
Net realized loss from foreign
  currency transactions                                                               (869)          (8,846)
Net unrealized gain (loss)
  on investments                             (66,413,401)     (75,201,229)        (609,457)         520,530
Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                                                     (420)             232
                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  resulting from operations
Distribution to shareholders from            (89,685,461)     (55,484,378)        (629,268)         403,557
  net investment income
Distribution to shareholders from                                                  (88,145)         (69,014)
  capital gains
Increase (decrease) in net assets derived    (22,081,290)     (17,514,623)
  from shareholder transactions
  (Note E)                                    24,821,315       57,172,759         (132,813)        (784,329)
                                           -------------    -------------    -------------    -------------

Net increase (decrease) in net assets        (86,945,436)     (15,826,242)        (850,226)        (449,786)

NET ASSETS:
Beginning of Period                          350,038,157      365,864,399        5,074,940        5,524,726
                                           -------------    -------------    -------------    -------------

End of Period                              $ 263,092,721    $ 350,038,157    $   4,224,714    $   5,074,940
                                           =============    =============    =============    =============
Undistributed net investment
  income (loss)                            $           0    $      15,722    $      40,045    $      71,327
                                           =============    =============    =============    =============


                                                      SMALL                       MID-CAP
                                                     COMPANY                       VALUE
                                                    PORTFOLIO                    PORTFOLIO
                                             --------------------------       -----------------
                                               YEAR              YEAR           PERIOD FROM
                                              ENDED             ENDED          MAY 1, 2001(A)
                                             DECEMBER          DECEMBER           THROUGH
                                             31, 2001          31, 2000       DECEMBER 31, 2001
                                             --------          --------       -----------------
INCREASE (DECREASE) IN NET ASSETS:

Net investment income (loss)               $    (479,701) $    (461,016)       $      3,116
Net realized gain (loss) on
  security transactions                       (3,836,655)    (3,423,060)           (329,228)
Net realized loss from foreign
  currency transactions                                                              (1,216)
Net unrealized gain (loss)
  on investments                              (2,386,000)   (12,873,988)            793,132
Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                                                      (143)
                                           -------------  -------------        ------------
Net increase (decrease) in net assets
  resulting from operations
Distribution to shareholders from             (6,702,356)   (16,758,064)            465,661
  net investment income
Distribution to shareholders from
  capital gains
Increase (decrease) in net assets derived
  from shareholder transactions
  (Note E)                                     4,961,686      4,050,956          20,005,520
                                           -------------  -------------        ------------

Net increase (decrease) in net assets         (1,740,670)   (12,707,108)         20,471,181

NET ASSETS:
Beginning of Period                           80,284,431     92,991,539                   0
                                           -------------  -------------        ------------

End of Period                              $  78,543,761  $  80,284,431        $ 20,471,181
                                           =============  =============        ============
Undistributed net investment
  income (loss)                            $       8,595  $       7,519        $      2,526
                                           =============  =============        ============



(A) Date of commencement of operations.


                       See notes to financial statements.

---------------------------------------------------------------------------- 103

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             S&P 500                         SMALL-CAP
                                             INDEX                             VALUE                          VALUE
                                           PORTFOLIO                         PORTFOLIO                      PORTFOLIO
                               --------------------------------------    -----------------    --------------------------------------
                                                       Period from         Period from
                                                     May 1, 2001 (A)     May 1, 2001 (A)
                                  Year Ended             through             through             Year Ended           Year Ended
                               December 31, 2001    December 31, 2000    December 31, 2001    December 31, 2001    December 30, 2000
INCREASE (DECREASE) IN
  NET ASSETS:
  Net investment income (loss)    $ 1,933,453          $ 1,237,754            $ (10,155)           $ 806,046            $ 892,213
  Net realized gain (loss) on
    security transactions          (1,675,464)             123,546              149,014             (823,358)            (110,820)
  Net realized loss on
    futures contracts              (4,022,949)            (647,803)
  Net realized gain (loss)
    from foreign currency
    transactions
  Net unrealized gain (loss)
    on investments                (20,092,188)         (16,830,798)             805,189            1,203,940            6,295,873
  Net unrealized gain (loss)
    on futures contracts              157,763             (140,750)
  Net unrealized gain (loss)
    on translation of assets
    and liabilities in
    foreign currency
                                 ------------        -------------         ------------         ------------         ------------

  Net increase (decrease) in
    net assets resulting from
    operations                    (23,699,385)         (16,258,051)             944,048            1,186,628            7,077,266
  Distribution to shareholders
    from net investment income     (1,237,580)                                                      (884,004)            (648,155)
  Distribution to shareholders
    from capital gains                                                         (106,039)             (60,962)          (8,077,932)
  Increase (decrease) in net
    assets derived from
    shareholder transactions
    (Note E)                       38,052,068          192,189,258           17,105,866           12,866,355            8,220,500
                                 ------------        -------------         ------------         ------------         ------------
  Net increase (decrease) in
    net assets                     13,115,103          175,931,207           17,943,875           13,108,017            6,571,679

NET ASSETS:
  Beginning of Period             175,931,207                    0                    0           82,995,853           76,424,174
                                 ------------        -------------         ------------         ------------         ------------

  End of Period                  $189,046,310        $ 175,931,207         $ 17,943,875         $ 96,103,870         $ 82,995,853
                                 ============        =============         ============         ============         ============

Undistributed net investment
  income (loss)                  $  1,932,587        $   1,237,754         $        937         $    803,166         $    885,979
                                 ============        =============         ============         ============         ============

                                           INTERNATIONAL
                                              EQUITY
                                             PORTFOLIO
                               --------------------------------------
                                  Year Ended           Year Ended
                               December 31, 2001    December 30, 2000
INCREASE (DECREASE) IN
  NET ASSETS:
  Net investment income (loss)    $     71,497            $ (33,425)
  Net realized gain (loss) on
    security transactions           (9,744,397)            (664,682)
  Net realized loss on
    futures contracts
  Net realized gain (loss)
    from foreign currency
    transactions                      (156,965)              22,518
  Net unrealized gain (loss)
    on investments                    (238,870)         (10,276,818)
  Net unrealized gain (loss)
    on futures contracts
  Net unrealized gain (loss)
    on translation of assets
    and liabilities in
    foreign currency                    51,518              (51,030)
                                  ------------         ------------

  Net increase (decrease) in
    net assets resulting from
    operations                     (10,017,217)         (11,003,437)
  Distribution to shareholders
    from net investment income
  Distribution to shareholders
    from capital gains                                   (2,889,915)
  Increase (decrease) in net
    assets derived from
    shareholder transactions
    (Note E)                         2,301,862           18,141,231
                                  ------------         ------------

  Net increase (decrease) in
    net assets                      (7,715,355)           4,247,879

NET ASSETS:
  Beginning of Period               39,888,260           35,640,381
                                  ------------         ------------

  End of Period                   $ 32,172,905         $ 39,888,260
                                  ============         ============

Undistributed net investment
  income (loss)                   $          0         $     24,984
                                  ============         ============

(A) Date of commencement of operations.


                       See notes to financial statements.


104-----------------------------------------------------------------------------

                                           WORLD GROWTH
                                               STOCK                                       BALANCED
                                             PORTFOLIO                                     PORTFOLIO
                               --------------------------------------        --------------------------------------
                                  Year Ended           Year Ended               Year Ended           Year Ended
                               December 31, 2001    December 30, 2000        December 31, 2001    December 31, 2000
INCREASE (DECREASE) IN
  NET ASSETS:
  Net investment income (loss)    $  1,489,345         $  1,889,097              $ 1,677,663         $ 1,716,833
  Net realized gain (loss) on
    security transactions           (1,715,553)          16,552,841               (3,644,652)          3,043,401
  Net realized loss on
    futures contracts
  Net realized gain (loss)
    from foreign currency
    transactions                      (119,929)            (164,241)                  (2,903)            (19,028)
  Net unrealized gain (loss)
    on investments                  (8,263,758)         (16,218,880)                (898,475)         (5,679,090)
  Net unrealized gain (loss)
    on futures contracts
  Net unrealized gain (loss)
    on translation of assets
    and liabilities in
    foreign currency                       542                8,642                    2,227              (2,832)
                                  ------------         ------------             ------------        ------------

  Net increase (decrease) in
    net assets resulting from
    operations                      (8,609,353)           2,067,459               (2,866,140)           (940,716)
  Distribution to shareholders
    from net investment income      (2,005,530)          (1,814,768)              (1,684,607)         (1,118,262)
  Distribution to shareholders
    from capital gains             (16,561,065)          (1,975,834)              (3,041,524)         (2,957,773)
  Increase (decrease) in net
    assets derived from
    shareholder transactions
    (Note E)                        13,094,330            1,673,330               11,388,388          13,656,708
                                  ------------         ------------             ------------        ------------

  Net increase (decrease) in
    net assets                     (14,081,618)             (49,813)               3,796,117           8,639,957

NET ASSETS:
  Beginning of Period              132,977,195          133,027,008               61,953,375          53,313,418
                                  ------------         ------------             ------------        ------------

  End of Period                   $118,895,577         $132,977,195             $ 65,749,492        $ 61,953,375
                                  ============         ============             ============        ============

Undistributed net investment
  income (loss)                   $    918,408         $  1,520,196             $  1,666,257        $  1,676,104
                                  ============         ============             ============        ============

                                            HIGH YIELD                                      MARKET
                                               BOND                                          MONEY
                                             PORTFOLIO                                     PORTFOLIO
                               --------------------------------------        --------------------------------------
                                  Year Ended           Year Ended               Year Ended           Year Ended
                               December 31, 2001    December 31, 2000        December 31, 2001    December 31, 2000
INCREASE (DECREASE) IN
  NET ASSETS:
  Net investment income (loss)   $  1,482,336         $    907,701             $  1,787,701        $  1,734,851
  Net realized gain (loss) on
    security transactions          (1,448,932)            (483,213)                   1,138                 (60)
  Net realized loss on
    futures contracts
  Net realized gain (loss)
    from foreign currency
    transactions                       (2,778)               3,256
  Net unrealized gain (loss)
    on investments                    (22,763)          (1,294,356)                  40,881               1,347
  Net unrealized gain (loss)
    on futures contracts
  Net unrealized gain (loss)
    on translation of assets
    and liabilities in
    foreign currency                    1,185               (1,414)
                                 ------------         ------------             ------------        ------------

  Net increase (decrease) in
    net assets resulting from
    operations                          9,048             (868,026)               1,829,720           1,736,138
  Distribution to shareholders
    from net investment income     (1,485,069)            (910,221)              (1,744,812)         (1,459,257)
  Distribution to shareholders
    from capital gains
  Increase (decrease) in net
    assets derived from
    shareholder transactions
    (Note E)                        6,053,265            1,641,959               35,276,093          (6,354,095)
                                 ------------         ------------             ------------        ------------

  Net increase (decrease) in
    net assets                      4,577,244             (136,288)              35,361,001          (6,077,214)

NET ASSETS:
  Beginning of Period               9,265,526            9,401,814               30,304,739          36,381,953
                                 ------------         ------------             ------------        ------------

  End of Period                  $ 13,842,770         $  9,265,526             $ 65,665,740        $ 30,304,739
                                 ============         ============             ============        ============

Undistributed net investment
  income (loss)                  $     (4,775)        $        736             $  1,777,740        $  1,734,851
                                 ============         ============             ============        ============

(A) Date of commencement of operations.


                       See notes to financial statements.

-----------------------------------------------------------------------------105

                                            JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of fifteen separate portfolios (the "Portfolios"): the Growth Portfolio, the Emerging Growth Portfolio, the Mid-Cap Growth Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio, the Mid-Cap Value Portfolio, the S&P 500 Index Portfolio, the Small-Cap Value Portfolio, the Value Portfolio, the International Equity Portfolio, the World Growth Stock Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements.

The following summarizes the significant accounting policies of the Company:

VALUATION OF INVESTMENTS: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

INVESTMENT SECURITY TRANSACTIONS: Investment security transactions are recorded on a trade date basis; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.


106----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

FOREIGN CURRENCY TRANSACTIONS: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 2001.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 2001, the Mid-Cap Value Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:


                                                                             UNREALIZED
CONTRACTS                SETTLEMENT   CONTRACTS TO          U.S. DOLLAR     APPRECIATION
PURCHASED                   DATE         RECEIVE      COST      VALUE      (DEPRECIATION)
---------                   ----         -------      ----      -----      --------------
MID-CAP VALUE PORTFOLIO
Euro dollars              01/04/02        5,179     $ 4,576     $ 4,611        $ 35
                                                                               ====

                                                                             UNREALIZED
CONTRACTS                SETTLEMENT    CONTRACTS TO          U.S. DOLLAR    APPRECIATION
SOLD                       DATE         DELIVER     PROCEEDS    VALUE      (DEPRECIATION)
---------                   ----         -------      ----      -----      --------------
HIGH YIELD BOND PORTFOLIO
Euro dollars              03/19/02        45,000    $ 39,780    $ 39,948       $ (168)

----------------------------------------------------------------------------107

                                            JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


FUTURES CONTRACTS: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contacts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin"). Subsequent payments ("variation margin") are made or received, daily, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded to the Portfolio as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of December 31, 2001, the S&P 500 Index Portfolio held the following futures contracts:

                                                            MARKET        MARKET
CONTRACTS                      EXPIRATION    NUMBER OF     VALUE OF     UNREALIZED
PURCHASED                         DATE       CONTRACTS     CONTRACTS    APPRECIATION
---------                         ----       ---------     ---------    ------------
S&P 500 INDEX PORTFOLIO
S&P 500 Stock
 Index Contracts                03/15/02        20        $ 5,746,000    $ 17,013

FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C--INVESTMENTS
Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.


108----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

At December 31, 2001, gross unrealized gains and losses, and adjusted cost basis for Federal Income tax purposes were as follows:

                                                                         NET UNREALIZED        FEDERAL TAX
PORTFOLIO                                GAINS              LOSSES         GAIN (LOSS)            COST
---------                                -----              ------         -----------            ----
Growth                                $ 5,965,700        $   202,513       $  5,763,187        $ 46,486,504
Emerging Growth                        12,036,731          5,603,797          6,432,934         129,941,343
Mid-Cap Growth                          1,590,563             81,570          1,508,993          10,017,153
Capital Growth                         32,117,667         16,885,172         15,232,495         236,099,616
Global Hard Assets                        269,931            228,842             41,089           3,950,065
Small Company                          11,078,612         13,994,110         (2,915,498)         79,211,023
Mid-Cap Value                           1,611,765            797,270            814,495          19,172,114
S&P 500 Index                          15,379,539         51,739,409        (36,359,870)        220,303,289
Small-Cap Value                         1,054,035            183,212            870,823          15,648,064
Value                                  12,853,107          2,404,987         10,448,120          77,635,264
International Equity                    1,440,520          4,512,158         (3,071,638)         34,807,082
World Growth Stock                     20,770,485         13,604,958          7,165,527         110,411,570
Balanced                                2,858,026          1,765,645          1,092,381          59,306,587
High Yield Bond                           339,377          2,153,921         (1,814,544)         16,817,417
Money Market                               43,550               --               43,550          65,647,799


At December 31, 2001, the Emerging Growth Portfolio, International Equity Portfolio, and Balanced Portfolio had unrealized foreign currency gains of $54, $284 and $1,598 respectively. The Global Hard Assets Portfolio, Mid-Cap Value Portfolio, World Growth Stock Portfolio and High Yield Bond Portfolio had unrealized foreign currency losses of $197, $143, $10,495 and $229 respectively.

At December 31, 2001, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

                                    TOTAL LOSS       EXPIRES         EXPIRES         EXPIRES        EXPIRES           EXPIRES
PORTFOLIO                           CARRYOVER         2005            2006            2007           2008              2009
---------                           ---------         ----            ----            ----           ----              ----
Growth                             $27,407,801     $      --       $      --       $      --       $      --       $27,407,801
Emerging Growth                     38,677,089            --              --              --              --        38,677,089
Mid-Cap Growth                       2,334,008            --              --              --              --         2,334,008
Capital Growth                      21,930,852            --              --              --              --        21,930,852
Global Hard Assets                   4,083,498         229,336       3,350,893         168,664         225,455         109,150
Small Company                       10,961,688            --              --         3,929,985       3,425,712       3,605,991
Mid-Cap Value                          306,869            --              --              --              --           306,869
S&P 500 Index                        5,642,330            --              --              --           539,614       5,102,716
Small-Cap Value                           --              --              --              --              --              --
Value                                  961,263            --              --              --              --           961,263
International Equity                10,230,618            --              --              --           782,842       9,447,776
World Growth Stock                   1,749,879            --              --              --              --         1,749,879
Balanced                             3,482,471            --              --              --              --         3,482,471
High Yield Bond                      2,195,725            --           128,148         261,114         231,395       1,575,068
Money Market                               120            --              --                60              60           --

----------------------------------------------------------------------------109

                                            JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

The Money Market Portfolio utilized $1,138 of its capital loss carryovers during the year ended December 31, 2001.

In addition, during the period from November 1, 2001 through December 31, 2001, the High Yield Bond Portfolio incurred a capital loss of $145,830. This loss is treated for Federal income tax purposes as if they occurred on January 1, 2002. Accordingly, during 2001 this Portfolio may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

Purchases and sales of investment securities for the period ended December 31, 2001, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

                                  COST OF             PROCEEDS FROM
                                 INVESTMENT             INVESTMENT
PORTFOLIO                        SECURITIES          SECURITIES SOLD
---------                        ----------          ---------------
Growth                         $ 213,434,813         $ 210,846,466
Emerging Growth                  349,457,001           330,881,522
Mid-Cap Growth                    29,668,012            17,316,852
Capital Growth                   125,601,047           120,723,419
Global Hard Assets                 3,575,750             3,958,851
Small Company                     45,958,621            42,244,857
Mid-Cap Value                     24,008,157             4,528,177
S&P 500 Index                     40,483,951             2,691,201
Small-Cap Value                   18,562,897             3,129,480
Value                             44,974,157            34,135,419
International Equity              37,211,038            33,471,244
World Growth Stock                34,821,421            34,093,630
Balanced                          77,109,078            66,040,986
High Yield Bond                   15,326,976             8,622,260

NOTE D - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2001 and 2000 was as follows:

                                    DISTRIBUTIONS PAID IN 2001      DISTRIBUTIONS PAID IN 2000
                                    --------------------------      --------------------------
                                    ORDINARY       LONG-TERM        ORDINARY       LONG-TERM
PORTFOLIO                            INCOME      CAPITAL GAINS       INCOME      CAPITAL GAINS
---------                            ------      -------------       ------      -------------
Growth                             $      --       $ 3,741,421     $ 4,147,170     $   425,125
Emerging Growth                      3,647,206      28,906,857       8,466,404      10,342,051
Mid-Cap Growth                            --              --              --              --
Capital Growth                            --        22,081,290            --        17,514,623
Global Hard Assets                      88,145            --            69,014            --
Small Company                             --              --              --              --
Mid-Cap Value                             --              --              --              --
S&P 500 Index                        1,237,580            --              --              --
Small-Cap Value                        106,039            --              --              --
Value                                  884,004          60,962       4,480,441       4,245,646
International Equity                      --              --         1,169,451       1,720,464
World Growth Stock                   3,342,304      15,224,291       2,083,880       1,706,722
Balanced                             2,407,939       2,318,192       3,598,002         478,033
High Yield Bond                      1,485,069            --           910,221            --
Money Market                         1,744,812            --         1,459,257            --

110----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                                     UNDISTRIBUTED      UNREALIZED
                                   CAPITAL LOSS     UNDISTRIBUTED      LONG-TERM       APPRECIATION
PORTFOLIO                          CARRYFORWARD    ORDINARY INCOME   CAPITAL GAINS    (DEPRECIATION)
---------                          ------------    ---------------   -------------    --------------
Growth                             $(27,407,801)     $       --       $       --       $  5,763,187
Emerging Growth                     (38,677,089)             --               --          6,432,934
Mid-Cap Growth                       (2,334,008)             --               --          1,508,993
Capital Growth                      (21,930,852)             --               --         15,232,495
Global Hard Assets                   (4,083,498)           38,574             --             41,089
Small Company                       (10,961,688)             --               --         (2,915,498)
Mid-Cap Value                          (306,869)             --               --            814,495
S&P 500 Index                        (5,642,330)        1,932,263             --        (36,359,870)
Small-Cap Value                            --              93,039            3,541          870,823
Value                                  (961,263)          803,166             --         10,448,120
International Equity                (10,230,618)             --               --         (3,071,638)
World Growth Stock                   (1,749,879)        1,306,095             --          7,165,527
Balanced                             (3,482,471)        1,666,257             --          1,092,381
High Yield Bond                      (2,195,725)            6,894             --         (1,814,544)
Money Market                               (120)        1,777,740             --             43,550

----------------------------------------------------------------------------111

                                            JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

NOTE E--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment adviser and wholly-owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Mid-Cap Growth Portfolio; Van Eck Associates Corporation to provide investment advisory services for the Global Hard Assets Portfolio; Lord, Abbett & Company to provide investment advisory services for the Small Company Portfolio; Wellington Management Company, LLP to provide investment advisory services for the Mid-Cap Value Portfolio; Barclays Global Fund Advisors to provide investment advisory services for the S&P 500 Index Portfolio; Dalton, Greiner, Hartman, Maher & Company to provide investment advisory services for the Small-Cap Value Portfolio; Credit Suisse Asset Management, LLC, to provide investment advisory services for the Value Portfolio; Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth and the Balanced Portfolios; Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth, the High Yield Bond and the Money Market Portfolios. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

                       FIRST $200     NEXT $1.10    OVER $1.30
PORTFOLIO                MILLION        BILLION       BILLION
---------                -------        -------       -------
Growth                      .75%          .75%          .75%
Emerging Growth             .80%          .75%          .70%
Mid-Cap Growth              .90%          .90%          .90%
Capital Growth*            1.00%          .95%          .90%
Global Hard Assets          .75%          .70%          .65%
Small Company               .75%          .70%          .65%
Mid-Cap Value              1.05%         1.05%         1.05%
S&P 500 Index               .24%          .24%          .24%
Small-Cap Value            1.30%         1.30%         1.30%
Value                       .75%          .70%          .65%
International Equity       1.00%         1.00%         1.00%
World Growth Stock          .75%          .70%          .65%
Balanced                    .75%          .70%          .65%
High Yield Bond             .75%          .75%          .75%
Money Market                .50%          .45%          .40%

* Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio will be reduced to 0.85% of the first $100 Million, 0.80% of the next $400 Million, and 0.75% over $500 Million of average daily net assets.

112----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

EXPENSE REDUCTIONS: JPIA has entered into an expense reimbursement plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has agreed to maintain an expense cap which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets. This reimbursement arrangement may be terminated by the Investment Adviser at any time.

NOTE F--SHAREHOLDERS TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

GROWTH PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                     1,324,673    $ 20,683,469      2,207,649   $ 54,808,282
Shares issued as reinvestment
  of dividends                      266,055       3,741,421        172,315      4,572,295
Shares redeemed                  (1,563,392)    (23,746,233)      (430,753)   (10,269,465)
                                 ----------    ------------      ---------   ------------
   Net increase                      27,336    $    678,657      1,949,211   $ 49,111,112
                                 ==========    ============      =========   ============

EMERGING GROWTH PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------

Shares issued                     1,363,680    $ 25,629,926      1,182,578   $ 44,045,950
Shares issued as reinvestment
  of dividends                    1,953,386      32,554,063       456,374      18,808,455
Shares redeemed                    (975,641)    (17,462,825)      (442,112)   (15,812,776)
                                 ----------    ------------      ---------   ------------
Net increase                      2,341,425    $ 40,721,164      1,196,840   $ 47,041,629
                                 ==========    ============      =========   ============

MID-CAP GROWTH PORTFOLIO
                                     FOR THE PERIOD FROM
                                   MAY 1, 2001 (A) THROUGH
                                      DECEMBER 31, 2001
                                      -----------------
                                   SHARES         DOLLARS
                                   ------         -------
Shares issued                     1,379,174    $ 13,223,268
Shares issued as reinvestment
  of dividends
Shares redeemed                     (29,314)       (247,312)
                                   --------     -----------
   Net increase                   1,349,860    $ 12,975,956
                                  =========    ============

(A) Date of commencement of operations.

----------------------------------------------------------------------------113

                                            JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001



CAPITAL GROWTH PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                     1,030,079    $ 27,731,185     1,441,178    $ 56,257,035
Shares issued as reinvestment
  of dividends                      901,760      22,081,290       417,542      17,514,623
Shares redeemed                    (970,238)    (24,991,160)      (428,492)   (16,598,899)
                                  ---------    ------------      ---------   ------------
   Net increase                     961,601    $ 24,821,315      1,430,228   $ 57,172,759
                                  =========    ============      =========   ============

GLOBAL HARD ASSETS PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                       112,417     $ 1,031,091        561,054    $ 5,071,014
Shares issued as reinvestment
  of dividends                       10,181          88,145          7,851         69,014
Shares redeemed                    (142,386)     (1,252,049)      (654,938)    (5,924,357)
                                  ---------     -----------      ---------    -----------
   Net decrease                     (19,788)    $  (132,813)       (86,033)   $  (784,329)
                                  =========     ===========      =========    ===========
SMALL COMPANY PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                     1,432,273    $ 19,726,295        767,081    $12,167,685
Shares issued as reinvestment
  of dividends
Shares redeemed                  (1,139,709)    (14,764,609)      (503,468)    (8,116,729)
                                 ----------    ------------       --------    -----------
   Net increase                     292,564    $  4,961,686        263,613    $ 4,050,956
                                 ==========    ============       ========    ===========
MID-CAP VALUE PORTFOLIO
                                     FOR THE PERIOD FROM
                                   MAY 1, 2001 (A) THROUGH
                                      DECEMBER 31, 2001
                                      -----------------
                                   SHARES         DOLLARS
                                   ------         -------
Shares issued                     2,090,074    $ 20,251,337
Shares issued as reinvestmentt
  of dividends
Shares redeemed                     (27,151)       (245,817)
                                  ---------    ------------
   Net increase                   2,062,923    $ 20,005,520
                                  =========    ============

(A) Date of commencement of operations.

114----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

S & P 500 INDEX PORTFOLIO
                                                                    FOR THE PERIOD FROM
                                         YEAR ENDED               MAY 1, 2000 (A) THROUGH
                                      DECEMBER 31, 2001              DECEMBER 31, 2000
                                      -----------------              -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                     5,875,167    $ 49,200,564     20,404,386   $203,512,579
Shares issued as reinvestment
  of dividends                      154,866       1,237,580
Shares redeemed                  (1,547,239)    (12,386,076)    (1,165,649)   (11,323,321)
                                 ----------    ------------     ----------   ------------
   Net increase                   4,482,794    $ 38,052,068     19,238,737   $192,189,258
                                 ==========    ============     ==========   ============
SMALL-CAP VALUE PORTFOLIO
                                     FOR THE PERIOD FROM
                                   MAY 1, 2001 (A) THROUGH
                                      DECEMBER 31, 2001
                                      -----------------
                                   SHARES         DOLLARS
                                   ------         -------
Shares issued                     1,844,116    $ 19,410,099
Shares issued as reinvestment
  of dividends
Shares redeemed                    (223,449)     (2,304,233)
                                  ---------    ------------
   Net increase                   1,620,667    $ 17,105,866
                                  =========    ============
VALUE PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                     1,674,148    $ 32,768,319        873,515   $ 15,974,270
Shares issued as reinvestment
  of dividends                       49,629         944,966        498,718      8,726,087
Shares redeemed                  (1,071,788)    (20,846,930)      (909,306)   (16,479,857)
                                 ----------    ------------       --------   ------------
   Net increase                     651,989    $ 12,866,355        462,927   $  8,220,500
                                 ==========    ============       ========   ============
INTERNATIONAL EQUITY PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                     1,570,071    $ 15,810,244      1,558,776   $ 21,724,315
Shares issued as reinvestment
  of dividends                                                     190,036      2,889,915
Shares redeemed                  (1,405,230)    (13,508,382)      (474,092)    (6,472,999)
                                 ----------    ------------      ---------   ------------
   Net increase                     164,841     $ 2,301,862      1,274,720   $ 18,141,231
                                 ==========     ===========      =========   ============

----------------------------------------------------------------------------115

                                            JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001



WORLD GROWTH STOCK PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                       265,490    $  5,829,469        432,100   $ 11,192,911
Shares issued as reinvestment
  of dividends                      915,268      18,566,595        143,807      3,790,602
Shares redeemed                    (522,524)    (11,301,734)      (513,691)   (13,310,183)
                                   --------    ------------       --------   ------------
   Net increase                     658,234    $ 13,094,330         62,216   $  1,673,330
                                   ========    ============       ========   ============

BALANCED PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------
Shares issued                     1,729,947    $ 21,964,959        870,682   $ 12,574,328
Shares issued as reinvestment
  of dividends                      387,405       4,726,131        273,188      4,076,035
Shares redeemed                  (1,219,969)    (15,302,702)      (204,171)    (2,993,655)
                                 ----------    ------------      ---------   ------------
   Net increase                     897,383    $ 11,388,388        939,699   $ 13,656,708
                                 ==========     ===========      =========   ============
HIGH YIELD BOND PORTFOLIO

Shares issued                     2,994,944    $ 24,196,433        442,413     $4,014,950
Shares issued as reinvestment
  of dividends                      118,958         916,730         83,973        771,551
Shares redeemed                  (2,392,442)    (19,059,898)      (346,866)    (3,144,542)
                                 ----------    ------------       --------     ----------
   Net increase                     721,460    $  6,053,265        179,520     $1,641,959
                                 ==========    ============       ========     ==========
MONEY MARKET PORTFOLIO
                                         YEAR ENDED                     YEAR ENDED
                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                      -----------------             -----------------
                                   SHARES         DOLLARS          SHARES      DOLLARS
                                   ------         -------          ------      -------

Shares issued                     9,616,251   $ 105,052,155      5,658,952   $ 60,766,411
Shares issued as reinvestment
  of dividends                      162,718       1,744,812        139,702      1,459,257
Shares redeemed                  (6,573,969)    (71,520,874)    (6,377,479)   (68,579,763)
                                 ----------    ------------     ----------   ------------
   Net increase (decrease)        3,205,000    $ 35,276,093       (578,825)  $ (6,354,095)
                                 ==========    ============     ==========   ============

116----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

NOTE G - CONCENTRATION OF CREDIT RISK

The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers. Although the Portfolios maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2001, the diversification of industries for the International Equity Portfolio was as follows:

                                             % OF                                                       % OF
INDUSTRY                                   NET ASSETS             INDUSTRY                           NET ASSETS
--------                                   ----------             --------                           ----------
Banking                                      11.69%               Telecommunications -                   3.04%
Telecommunications - Wireless                 8.87%               Equipment & Services
Manufacturing                                 6.88%               Mining & Metals -                      2.83%
Pharmaceutical                                5.36%               Ferrous & Nonferrous
Retail Stores                                 5.30%               Computer Software                      2.79%
Electronics - Semiconductors                  4.86%               Telecommunications - Integrated        2.55%
Financial Services                            4.29%               Utilities - Electric & Gas             2.52%
Investment Companies                          4.17%               Diversified Operations                 2.42%
Insurance                                     4.16%               Medical Products                       2.36%
Motor Vehicle Manufacturing                   4.13%               Lodging                                2.20%
Oil & Gas - Integrated                        3.55%               Office Equipment                       2.03%
Chemicals                                     3.13%               Building Materials                     2.01%
                                                                  Other                                  5.64%

At December 31, 2001, the diversification of industries for the World Growth Stock Portfolio was as follows:

                                             % OF                                                       % OF
INDUSTRY                                   NET ASSETS             INDUSTRY                           NET ASSETS
--------                                   ----------             --------                           ----------
Telecommunications - Integrated              8.19%                Electronics                            3.56%
Banking                                      6.38%                Utilities - Electric & Gas             3.51%
Insurance                                    6.19%                Aerospace & Defense                    2.85%
Retail Stores                                6.06%                Commercial Services                    2.74%
Oil & Gas - Integrated                       5.81%                Diversified Operations                 2.46%
Pharmaceutical                               5.75%                Publishing & Printing                  2.03%
Financial Services                           5.62%                Forest Products & Paper                2.00%
Chemicals                                    4.21%                Other                                 30.72%


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

                                            JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

NOTE H - MANAGEMENT OF THE FUND (UNAUDITED)

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fifteen Portfolios. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company ("JP") or its wholly-owned subsidiaries, including the Fund's issuers, Jefferson Pilot Financial Insurance Company ("JPF") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA"); the Fund's investment advisor, Jefferson Pilot Investment Advisory Corp. ("JPIA"); the Fund's principal underwriter, Jefferson Pilot Securites Corp. ("JPSC"); and the Fund's distributor, Jefferson Pilot Variable Corp. ("JPVC").


NAME, AGE                                          LENGTH OF
AND ADDRESS                   POSITION(S)          SERVICE          PRINCIPAL OCCUPATIONS
-----------                   -----------          -------          ---------------------
Ronald Angarella (43)         President and        6 Years          Sr. Vice President, JP, JPF, JPLA; President and Director, JPIA,
One Granite Place             Director                              JPSC, JPVC, and Hampshire Funding, Inc.; formerly Sr. Vice
Concord, NH 03301                                                   President and Director, Chubb Investment Funds, Inc.

Charles C. Cornelio (42)      Vice President       9 Years          Executive Vice President, JP, JPF, and JPLA;
One Granite Place             and General Counsel                   Vice President, Secretary and Director, JPSC;
Concord, NH 03301                                                   Vice President, Hampshire Funding, Inc.

Shari J. Lease (47)           Secretary            9 Years          Vice President and Counsel, JPF; Vice President, JP and JPLA;
One Granite Place                                                   Secretary, JPIA, JPVC and Hampshire Funding, Inc.;
Concord, NH 03301                                                   Assistant Secretary, JPSC; previously Secretary, Chubb
                                                                    Investment Funds, Inc.

Craig D. Moreshead (33)       Assistant Secretary  3 Years          Counsel for JPF; Assistant Secretary, JPIA; formerly
One Granite Place                                                   Compliance Manager of BancBoston Securities, Inc.
Concord, NH 03301

John A. Weston (42)           Treasurer            9 Years          Vice President, JP, JPF and JPLA; Treasurer and Chief Financial
One Granite Place                                                   Officer, JPVC; Treasurer, JPIA, JPSC and Hampshire Funding,
Concord, NH 03301                                                   Inc.; formerly Treasurer of Chubb Investment Funds, Inc.

Alicia K. DuBois (42)         Assistant Treasurer  9 Months         Assistant Treasurer, JPIA; Senior Mutual Fund Manager, JPF;
One Granite Place                                                   formerly Mutual Fund Accounting Manager and Mutual Fund
Concord, NH 03301                                                   Analyst, JPF

Michael D. Coughlin (59)      Director             12 Years         Owner, Michael D. Coughlin Associates (general management
215 Mountain Road                                                   consulting);formerly President of Concord Litho Company,
Concord, NH 03301                                                   Inc. (printing company)

Elizabeth S. Hager (57)       Director             12 Years         State Representative, State of New Hampshire; Executive
5 Pleasant View Avenue                                              Director, United Way; Consultant, Fund Development;
Concord, NH 03301                                                   previously City Councilor, City of Concord , NH and Mayor,
                                                                    City of Concord, NH

Thomas D. Rath (56)           Director             4 Years          Partner, Rath, Young, Pignatelli, P.A.; President, PlayBall
One Capital Plaza                                                   N.H.; formerly Vice Chairman, Primary Bank; Chairman, Horizon
P.O. Box 1500                                                       Bank
Concord, NH 03302

Mr. Angarella is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin and Ms. Hager are members of the Audit Committee, and Mr. Angarella and Ms. Hager are members of the Valuation Committee.

118----------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

                         REPORT OF INDEPENDENT AUDITORS

     TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
     JEFFERSON PILOT VARIABLE FUND, INC.

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Jefferson Pilot Variable Fund, Inc. (comprising, respectively, the Growth, Emerging Growth, Mid-Cap Growth, Capital Growth, Global Hard Assets, Small Company, Mid-Cap Value, S&P 500 Index, Small-Cap Value, Value, International Equity, World Growth Stock, Balanced, High Yield Bond, and Money Market Portfolios) as of December 31, 2001, and the related statements of operations, and changes in net assets and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Jefferson Pilot Variable Fund, Inc., as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernest & Young LLP
Boston, Massachusetts
February 15, 2002

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